                                 Exhibit 10.11
================================================================================


                             PARAMOUNT GROUP, INC.
                                 As Agent For
                          OLD SLIP ASSOCIATES, L.P.,


Landlord,



                                    - and -



                       FOCAL COMMUNICATIONS CORPORATION,


Tenant.



                                     LEASE



--------------------------------------------------------------------------------

                          Dated:  as of May 20, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE 1   Premises.......................................................   8

ARTICLE 2   Term...........................................................   8

ARTICLE 3   Fixed Rent.....................................................   9

ARTICLE 4   Escalations....................................................  10

ARTICLE 5   Use of Premises................................................  15

ARTICLE 6   Completion and Occupancy.......................................  17

ARTICLE 7   Layout and Finish..............................................  19

ARTICLE 8   Changes or Alterations by Tenant...............................  19

ARTICLE 9   Changes or Alterations by Landlord.............................  22

ARTICLE 10  Heating, Ventilation and Air Conditioning;
            Elevators Cleaning and Other Services..........................  23

ARTICLE 11  Electricity, Telephone Network and Water.......................  27

ARTICLE 12  Repairs: Notice Regarding Accidents to Plumbing
            and Other Systems..............................................  29

ARTICLE 13  Compliance with Legal and/or Insurance
            Requirements...................................................  31

ARTICLE 14  Rules and Regulations..........................................  34

ARTICLE 15  Access.........................................................  34

ARTICLE 16  Surrender......................................................  36

ARTICLE 17  Insurance......................................................  39

ARTICLE 18  NonLiability and Indemnification...............................  41

ARTICLE 19  Damage by Fire, Etc............................................  43

ARTICLE 20  Condemnation...................................................  45

ARTICLE 21  Conditions of Limitation.......................................  47

ARTICLE 22  Reentry by Landlord............................................  50

ARTICLE 23  Damages........................................................  51

ARTICLE 24  Curing Tenant's Defaults Additional Rent......................   53

ARTICLE 25  Inability to Perform ..........................................  54

ARTICLE 26  Assignment, Mortgaging, Subletting, Etc........................  54

ARTICLE 27  Subordination..................................................  64

ARTICLE 28  Building Name; Building Directory..............................  69

ARTICLE 29  Vaults.........................................................  69

ARTICLE 30  Waivers by Tenant..............................................  70

ARTICLE 31  Waiver of Trial by Jury........................................  70

ARTICLE 32  Lease Contains All Agreements  No Waivers......................  71

ARTICLE 33  Adjacent Excavation  Shoring...................................  72

ARTICLE 34  Consents and Approvals.........................................  72

ARTICLE 35  Notices........................................................  74

ARTICLE 36  Parties Bound..................................................  75

ARTICLE 37  Brokerage......................................................  79

ARTICLE 38  Miscellaneous..................................................  79

ARTICLE 39  Article Headings; Certain Definitions;
            Construction of Terms..........................................  81

ARTICLE 40  Security Deposit...............................................  85

ARTICLE 41  Quiet Enjoyment................................................  86

ARTICLE 43  Emergency Generator............................................  89

ARTICLE 44  Extension Option...............................................  90


EXHIBIT A   Operating Expenses.............................................  A1
EXHIBIT B   List of Approved Contractors...................................  B1
EXHIBIT C   Cleaning Specifications........................................  C1
EXHIBIT D   HVAC Specifications............................................  D1
EXHIBIT E   Estimate for Overtime Air Conditioning Charge..................  E1

                             INDEX OF DEFINED TERMS

"Additional Rent"..........................................................   9
"Affiliate"................................................................  81
"Appurtenances"............................................................  37
"Audit"....................................................................  14
"Base Year Operating Expenses".............................................  11
"Building".................................................................   8
"Business Days"............................................................  80
"Business Hours"...........................................................  80
"Conduit Space"............................................................  86
"Default Rate".............................................................  52
"Default Termination"......................................................  50
"Escalation Statement".....................................................  11
"Expiration Date"..........................................................  90
"Extension Term"...........................................................  88
"Fair Market Rental".......................................................  91
"Fixed Rent"...............................................................   9
"Force Majeure"............................................................  80
"Holidays".................................................................  82
"HVAC".....................................................................  23
"Indemnitee................................................................  41
"Insurance Requirements"...................................................  82
"Land".....................................................................   8
"Landlord".................................................................   8
"Landlord's Work"..........................................................  18
"Legal Requirements".......................................................  82
"LLForm"...................................................................  78
"Notice"...................................................................  74
"Operating Expenses".......................................................  11
"Operating Payment"........................................................  12
"Operation of the Property"................................................   8
"Operation Year"...........................................................  10
"Partnership Tenant".......................................................  77
"Premises".................................................................   8
"Present Value"............................................................  52
"Public Areas".............................................................  16
"Real Estate Tax Base".....................................................  11
"Real Estate Taxes"........................................................  11
"Real Property"............................................................   8
"Rent Commencement Date"...................................................   9
"Rent" or "Rents"..........................................................  83
"Successor Landlord".......................................................  65
"Superior Lease"...........................................................  64
"Superior Lessor"..........................................................  64
"Superior Mortgage"........................................................  64
"Superior Mortgagee".......................................................  64
"Tax Payment"..............................................................  12
"Tax Year".................................................................  10
"Tenant"...................................................................  77
"Tenant's Appurtenances"...................................................  37
"Tenant's Changes".........................................................  19

"Tenant's Initial Changes".................................................  19
"Tenant's Property"........................................................  37
"Tenant's Proportionate Share".............................................  10
"Term Commencement Date"...................................................   8

          LEASE, dated as of May 20th, 1997, between PARAMOUNT GROUP, INC., as Agent for OLD SLIP ASSOCIATES' L.P., having an office at 1633 Broadway, New York, New York 10019 (hereinafter called "Landlord") and FOCAL COMMUNICATIONS CORPORATION, a Delaware corporation, having an office at 200 North LaSalle Street, Chicago, Illinois 60601 (hereinafter called "Tenant").

                              W I T N E S S E T H:
                              -------------------

                                   ARTICLE 1
                                   ---------

                                   Premises
                                   --------

          Section 1.1 Landlord does hereby lease to Tenant, and Tenant does
          -----------
hereby hire from Landlord, subject to any Superior Leases and/or Superior Mortgages as hereinafter provided, and upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease, for the term hereinafter stated, a portion of the 4th Floor substantially as shown hatched on the rental plan annexed hereto and made a part hereof, in the building (the "Building") known as Financial Square and located at 32 Old Slip, New York, New York. Said leased premises, together with all Appurtenances (except Tenant's Appurtenances) are hereinafter called the "Premises". The plot of land on which the Building is erected is hereinafter called the "Land". The real property, including the Land and Building, of which the Premises form a part is hereinafter called the "Real Property".

          Section 1.2 The parties hereby agree that for all purposes of this
          -----------
Lease the rentable area of the Premises (in accordance with the recommended method of floor measurement for office buildings currently in effect published by the Real Estate Board of New York) is deemed to be 15,196 square feet.

                                   ARTICLE 2
                                   ---------

                                     Term
                                     ----

          Section 2.1 The term of this Lease shall commence on July 1, 1997
          -----------
(subject to postponement of said specific date as provided in Article 6 hereof) or on such earlier date as Tenant shall occupy the Premises or any part thereof with the written consent of Landlord for the purpose of carrying on the normal functions of Tenant's business (the "Term Commencement Date") and shall end on the day immediately preceding the fifteenth anniversary of the Term Commencement Date or on any earlier Expiration Date in accordance with the terms of this Lease. Landlord and tenant shall either exchange letters or enter into an agreement memorializing the Term Commencement Date, if different from June 1, 1997. However, failure to exchange such letters or enter Into such agreement shall not be construed to mean that the term of this Lease has not commenced.

                                   ARTICLE 3
                                   ---------

                                  Fixed Rent
                                  ----------

          Section 3.1 The Rent reserved under this Lease for the term hereof
          -----------
shall be and consist of the following fixed rent ("Fixed Rent"), namely Three Hundred Thirty-Four Thousand Three Hundred Twelve and 00/100 Dollars ($334,312.00) per annum, commencing on the fourteenth month anniversary of the Term Commencement Date (the "Rent Commencement Date") and ending on the day immediately preceding the fifth anniversary of the Term Commencement Date, then Three Hundred Seventy-Nine Thousand Nine Hundred and 00/100 Dollars ($379,900.00) per annum commencing on the fifth anniversary of the Term Commencement Date and ending on the day immediately preceding the tenth anniversary of the Term Commencement Date, then Four Hundred Forty Thousand Six Hundred Eighty-Four and 00/100 Dollars ($440,684.00) per annum commencing on the tenth anniversary of the Term Commencement Date and ending on the Expiration Date, and shall be payable in equal monthly installments in advance on the first day of each and every calendar month during said term (except that Tenant shall pay the first monthly installment on the execution hereof), plus such additional rent ("Additional Rent") payable under Article 4 or elsewhere in this Lease and other charges as shall become due and payable hereunder, which Additional Rent and other charges shall be payable as hereinafter provided; all to be paid to Landlord at its office, or such other place as Landlord may designate, in lawful money of the United States of America.

            Section 3.2 Tenant does hereby covenant and agree to pay the Fixed
            -----------
Rent, and one-twelfth (1/12th) of the Operating Payments and Tax Payments, on the first day of each calendar month during the term of this Lease, whether or not Tenant is billed therefor. In addition, Tenant does hereby covenant and agree to pay all other Additional Rent and other charges herein reserved within twenty (20) days after demand therefor. All Rent is payable without any set-off or deduction whatsoever. Furthermore, Tenant does hereby covenant and agree to keep, observe and perform, and permit no violation of, each of Tenant's obligations hereunder. If any Rent payable under this Lease by Tenant to Landlord is not paid when due, the same shall bear interest at the rate of one and one half percent (1-1/2) per month or the maximum rate permitted by any Legal Requirement, whichever is less, from the fifth day after the due date thereof until paid and the amount of such interest shall be Additional Rent.

          Section 3.3 If, by reason of any of the provisions of this Lease, the
          -----------
Fixed Rent shall commence on any date other than the first day of a calendar month, or end on any date other than the last day of a calendar month, then the Fixed Rent for such calendar month shall be prorated. Any apportionments or prorations of Rent to be made under this Lease shall be computed on the basis of a three hundred sixty (360) day year, with twelve (12) months of thirty (30) days each.

            Section 3.4 If any of the Rent payable hereunder shall be or become
            -----------
uncollectible, reduced or required to be refunded because of any Legal Requirement, Tenant shall enter into such agreements and take such other actions (without additional expense to Tenant) as Landlord may request and as may be legally permissible to permit Landlord, during the continuance of such Legal Requirement, to collect the maximum Rent as may be legally collectible (but not in excess of the amounts reserved therefor under this Lease). Upon the termination of such Legal Requirement, (a) the Rent shall become and thereafter be payable in accordance with the amounts reserved herein and (b) Tenant shall pay to Landlord within twenty (20) days after demand, to the extent legally permissible, an amount equal to (i) the Rent which would have been paid pursuant to this Lease but for such Legal Requirement less (ii) the Rent, and payments in lieu of Rent, paid by Tenant during the period in which such Legal Requirement was in effect.

                                   ARTICLE 4
                                   ---------

                                  Escalations
                                  -----------

            Section 4.1 As used in this Lease, the words and terms which follow
            -----------
mean and include the following

          (a) "Tax Year" shall mean each period of twelve (12) months, commencing on the first day of July of each such period, in which occurs any part of the term of this Lease or such other period of twelve (12) months occurring during the term of this Lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

          (b) "Operation Year" shall mean each calendar year of twelve (12) consecutive months in which occurs any part of the term of this Lease.

          (c) "Tenant's Proportionate Share" shall be deemed 1.5191% for the purposes of this Lease. Tenant acknowledges that such agreed-upon percentage shall change only if the area of the Premises is increased or decreased pursuant to a writing signed by Landlord and Tenant. Tenant is aware that Landlord may make improvements to the Building (including remodeling and constructing additional space) during this Lease.

          (d) "Operating Expenses" shall include those expenses which have the meaning set forth in Exhibit A, annexed hereto and made a part hereof.

          (e) "Base Year Operating Expenses" shall mean the Operating Expenses for the Operation Year ending December 31, 1997.

          (f) "Real Estate Taxes" shall mean the aggregate amount of real estate taxes and assessments imposed upon the Real Property and payable by Landlord (including (i) real estate taxes upon any "air rights" payable by Landlord, (ii) so-called business improvement district taxes and (iii) any assessments levied after the date of this Lease for public benefits to the Real Property or special assessments levied on, assessed against or attributable to the Real Property, which assessments, if payable in installments shall be deemed payable in the maximum number of permissible installments) in the manner in which such taxes and assessments are imposed as of the date hereof, excluding any franchise or income tax of Landlord; provided, however, that if because of
                                         --------  -------
any change in the taxation of real estate, any other tax or assessment of any kind or nature (including, without limitation, any occupancy, gross receipts or rental tax) is imposed upon Landlord or the owner of the Land and/or the Building, or upon or with respect to the Land and/or the Building or the occupancy, rents, or income therefrom, in substitution for, or in addition to, any of the foregoing Real Estate Taxes, such other taxes or assessment shall be deemed part of the Real Estate Taxes. With respect to any Tax Year, all expenses, including reasonable legal fees, experts' and other witnesses' fees, incurred in contesting the validity or amount of any Real Estate Taxes (whether or not successful in lowering the amount of Real Estate Taxes), shall be deemed part of the Real Estate Taxes for such Tax Year. Landlord shall have the exclusive right, but not the obligation, to contest or appeal any assessment of Real Estate Taxes levied upon the Land and/or the Building by any governmental or quasi-governmental taxing agency. Tenant shall have no right or power to contest or appeal any assessment of Real Estate Taxes.

          (g)  "Real Estate Tax Base" shall mean one-half of the aggregate of
(x) the Real Estate Taxes for the Tax Year ending on June 30, 1997 and (y) the Real Estate Taxes for the Tax Year ending on June 30, 1998.

          (h) "Escalation Statement" shall mean a statement in writing signed by Landlord, setting forth the amount payable by Tenant for a specified Tax Year or Operation Year, as the case may be, pursuant to this Article 4, setting forth in reasonable detail the computation of any Additional Rent payable pursuant to this Article 4.

          Section 4.2 If the Real Estate Taxes for any Tax Year shall be
          -----------
greater than the Real Estate Tax Base, Tenant shall pay to Landlord as Additional Rent for the Premises for such Tax Year an amount (herein called the "Tax Payment") equal to Tenant's Proportionate Share of the amount by which the Real Estate Taxes for such Tax Year are greater than the Real Estate Tax Base. If the Real Estate Taxes for any Tax Year shall be less than the Real Estate Tax Base, Tenant shall not pay to Landlord any Additional Rent for the Premises for such Tax Year. However, in no event will Fixed Rent be reduced as a result of any reduction in the Real Estate Taxes below the Real Estate Tax Base.

          Section 4.3 For each Operation Year commencing during the term of this
          -----------
Lease, Tenant shall pay an amount (herein called the "Operating Payment") equal to Tenant's Proportionate Share of the amount by which the Operating Expenses for such Operation Year are greater than the Base Year Operating Expenses. If Operating Expenses for any Operating Year shall be less than the Base Year Operating Expenses, Tenant shall not pay to Landlord any Additional Rent for the Premises for such Operating Year. However, in no event will Fixed Rent be reduced as a result of any reduction in Operating Expenses below the Base Year Operating Expenses.

          Section 4.4 If, in any Operation Year (any part or all of which falls
          -----------
within the term of this Lease), Landlord shall incur any cost for a capital improvement made or purchased in compliance with any Legal Requirement (as, for example, respecting fire safety, in compliance with New York City Local Law #5-73), then Tenant shall pay to Landlord as Additional Rent for the Premises for the next succeeding Operation Year and continuing thereafter for each succeeding year (and any fraction thereof) during the balance of the term of this Lease an amount equal to Tenant's Proportionate Share of the reasonable annual amortization of such cost (together with interest thereon).

          Section 4.5 Landlord shall furnish to Tenant, prior to the
          -----------
commencement of each Operation Year or Tax Year commencing after December 31, 1997, as the case may be, a written statement setting forth Landlord's reasonable estimate of the Tax Payment or the Operating Payment, as the case may be, and in the case of any Operation Year, pursuant to Section 4.3 hereof, and, in case of any Tax Year, pursuant to Section 4.2 hereof. Tenant shall pay to Landlord on the first day of each month during such Operation Year or Tax Year, as the case may be, an amount equal to one-twelfth of Landlord's estimate of the Operating Payment for such Operation Year or the Tax Payment for such Tax Year. If, however, Landlord shall furnish any such estimate for an Operation Year or a Tax Year subsequent to the commencement thereof, then (a) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 4.5 in respect of the last month of the preceding Operation Year or Tax Year; (b) promptly after such estimate is furnished to Tenant, Landlord shall give notice to Tenant stating whether the installments of the Operating Payment or Tax Payment previously made for such Operation Year or Tax Year, as the case may be, were greater or less than the installments of the Operating Payment or Tax Payment to be made for such Operation Year or Tax Year in accordance with such estimate, and (i) if there shall be a deficiency, Tenant shall pay the amount thereof within twenty (20) days after demand therefor, or (ii) if there shall have been an overpayment, Landlord shall refund to Tenant the amount thereof within twenty (20) days after Landlord delivers such notice to Tenant; and (c) on the first day of the month following the month in which such estimate is furnished to Tenant, and monthly thereafter throughout the remainder of such Operation Year or Tax Year, as the case may be, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of the Operating Payment or of the Tax Payment, as the case may be, shown on such estimate.

          Section 4.6 Landlord shall furnish to Tenant an Escalation Statement
          -----------
for each Operation Year and for each Tax Year. If the Escalation Statement shall show that the sums paid by Tenant under Section 4.5 exceeded the Tax Payment or the Operating Payment to be paid by Tenant for such Tax Year or Operation Year, as the case may be, Landlord shall refund to Tenant the amount of such excess within twenty (20) days after Landlord furnishes such Escalation Statement to Tenant; and if the Escalation Statement for such Tax Year or Operation Year, as the case may be, shall show that the sums so paid by Tenant were less than the Tax Payment or Operating Payment, as the case may be, to be paid by Tenant for such Tax Year or Operation Year, Tenant shall pay the amount of such deficiency within twenty (20) days after demand therefor.

          Section 4.7 In case the Real Estate Taxes for any Tax Year or part
          -----------
thereof shall be reduced during the term of this Lease after Tenant shall have paid Tenant's Proportionate Share of any increase thereof in respect of such Tax Year pursuant to Section 4.6, Landlord shall refund to Tenant Tenant's Proportionate Share of the refund of such taxes within twenty (20) days after received by Landlord. If, after an Escalation Statement has been sent to Tenant during the term of this Lease, the assessed valuation which had been utilized in determining the Real Estate Base Tax is reduced (as a result of settlement, final determination of legal proceedings or otherwise), then, and in such event
(a) the Real Estate Tax Base shall be retroactively adjusted to reflect such reduction and (b) all retroactive Additional Rent resulting from such retroactive adjustment shall be payable within twenty (20) days after demand therefor. Landlord shall send to Tenant a statement setting forth the basis for such retroactive adjustment and Additional Rent payments. In no event may Landlord ever double count or require double payment of any such Additional Rent.

          Section 4.8  Payments shall be made pursuant to this Article 4
          -----------
notwithstanding the fact that an Escalation Statement is furnished to Tenant after the Expiration Date and any delay or failure of Landlord in billing any Additional Rent provided for in this Article 4 shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such Additional Rent hereunder. However, any delay in delivering an Escalation Statement to Tenant shall correspondingly extend Tenant's time within which to Audit Operating Expenses in accordance with Section 4.9.

          Section 4.9 Provided that Tenant is not in default hereunder beyond
          -----------
any applicable cure period, within ninety (90) days after the submission of the Escalation Statement indicating such increase, Landlord shall allow Tenant or Tenant's agents, upon ten (10) Business Days' advance notice to Landlord, to examine, during Business Hours at Landlord's office where such records are kept, such books, purchase orders, invoices, payrolls and other records in Landlord's possession as may be reasonably necessary in order to permit Tenant to verify the information set forth in such Escalation Statement with respect to Operating Expenses (an "Audit"). Tenant and its agents shall keep all information which they are shown in connection with any Audit confidential and shall not reveal the same to any third party except as may be required by any Legal Requirement. Tenant shall deliver to Landlord a copy of the results of such Audit within fifteen (15) days after completion or receipt by Tenant of such results. In the event that Tenant fails to initiate such Audit within such ninety (90) day period, Tenant shall have no further right to challenge or contest the accuracy of the applicable Escalation Statement. No assignee of the Tenant named herein shall have any right to conduct an Audit for any period during which such assignee was not in possession of the Premises and no subtenant shall have any right to conduct an Audit. If Tenant wishes to dispute the validity of Landlord's inclusion of an item or items in Operating Expenses, and Landlord and Tenant are unable to resolve the dispute within ninety (90) days after Tenant notifies Landlord of the dispute, then such matter shall be determined in New York City by arbitration with each party selecting an expert, each of which shall have at least seven (7) years' experience with analyzing operating expenses in the Manhattan office market. The experts shall be instructed to complete the arbitration procedure and to submit their written determinations to Landlord and Tenant within thirty (30) days after their selection. In the event that such experts cannot agree within such thirty (30) day period, then such experts shall, within ten (10) days, appoint a third expert with similar qualifications to make such determination in accordance with the foregoing limitations. The third expert shall be instructed to complete the arbitration procedure and to submit a written determination to Landlord and Tenant within thirty (30) days after such expert's appointment. Such determination shall be binding upon Landlord and Tenant. If Tenant institutes said arbitration and receives a ruling of less than sixty percent (60) of the dollar value of the disputed items, then Tenant shall not be entitled to any award as a result of such arbitration and Tenant shall pay all of the reasonable costs and expenses incurred in connection with said arbitration and Landlord's reasonable attorneys' fees and disbursements in connection therewith. If Tenant receives a ruling of sixty percent (60) or more of the dollar value of the disputed items, then Tenant shall be entitled to any award resulting from such arbitration and the parties shall share equally in the costs and expenses incurred in connection with said arbitration, except that Landlord and Tenant shall each separately pay their own attorneys' fees and disbursements in connection with said arbitration. Tenant may not place in dispute the reasonableness of the dollar amount of any items legitimately included in Operating Expenses.

          Section 4.10 In no event shall the Fixed Rent under this Lease
          ------------
(exclusive of the Additional Rent under this Article 4) be reduced by virtue of this Article 4.

                                   ARTICLE 5
                                   ---------

                                Use of Premises
                                ---------------

          Section 5.1 Subject to Section 26.1(b) with respect to Customers, the
          -----------
Premises shall be used for the following, but no other purpose, namely (i) Tenant's general office use, (ii) the installation, maintenance and operation of Tenant's telecommunications facility, (iii) Tenant's switching, operations, terminal and interconnection facilities and services, (iv) service and repair of Tenant's equipment, (v) related storage and office use in connection therewith, and (vi) other lawful purposes.

          Section 5.2 Tenant shall not use the Premises or any part thereof, or
          -----------
permit the Premises or any part thereof to be used in any manner which would violate the certificate of occupancy for the Building or, for any purpose other than the use hereinbefore specifically mentioned. Those portions, if any, of the Premises, identified as toilets and utility areas shall be used by Tenant only for the purposes for which they are designed. No property other than such as might normally be brought upon or kept in the Premises as an incident to the reasonable use of the Premises for the purposes specified in this Lease shall be brought upon or kept in the Premises.

          Section 5.3 Tenant shall not use or permit the use of the Premises or
          -----------
any part thereof in any way which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or for any unlawful purposes or in any unlawful manner and Tenant shall not suffer or permit the Premises or any part thereof to be used in any manner or anything to be done therein or anything to be brought into or kept therein which, in the judgment of Landlord, shall in any way impair or tend to impair the character, reputation or appearance of the Building as a high quality office building, impair or interfere with or tend to impair or interfere with any of the Building services or the proper and economic heating, cleaning, air conditioning or other servicing of the Building or the Premises, or impair or interfere with or tend to impair or interfere with the use of any of the other areas of the Building by, or occasion discomfort, inconvenience or annoyance to, any of the other tenants or occupants of the Building.

          Section 5.4 If any governmental license or permit shall be required
          -----------
for the proper and lawful conduct of Tenant's business or other activity carried on in the Premises, and if the failure to secure such license or permit might or would, in any way, affect Landlord, then Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license or permit and submit a copy of the same to inspection by Landlord. Tenant, at Tenant's expense, shall at all times comply with the requirements of each such license or permit.

          Section 5.5 Notwithstanding anything contained in this Lease to the
          -----------
contrary, Tenant covenants and agrees that Tenant will not use the Premises or any part thereof, or permit the Premises or any part thereof to be used (i) for a banking, trust company, or safe deposit business; (ii) as a savings bank, or as a savings and loan association, or as a loan company; (iii) for the sale of travelers checks and/or foreign exchange or as a tourist or travel agency; (iv) as a stock brokerage office or for stock brokerage purposes or for the underwriting of securities; (v) as a newsstand; (vi) as a restaurant and/or bar and/or for the sale of confectionery and/or soda and/or beverages and/or sandwiches and/or ice cream and/or baked goods or for the preparation, dispensing or consumption of food and/or beverages in any manner whatsoever;
(vii) as an employment agency or office for a labor union; (viii) as an office for a public stenographer, typist or secretarial service or as a public telegraph agency; (ix) for the possession, storage, manufacture, or sale of liquor, narcotics, dope or tobacco in any form; (x) as a barber, beauty or manicure shop; (xi) for a public messenger or delivery service; (xii) as a classroom or school; (xiii) for manufacturing or for the sale at wholesale, retail or auction of merchandise, goods or property of any kind; (xiv) for any purpose which predominantly involves direct patronage of the general public;
(xv) for lodging or sleeping; (xvi) for any pornographic, immoral, improper, offensive, or illegal purpose; (xvii) by any company engaged in the business of renting office or desk space; (xviii) by an agency, department or bureau of the United States Government, any state or municipality within the United States or any foreign government, or any political subdivision of any of them; or (xix) if such use would cause the Real Property to be deemed "tax-exempt use property" within the meaning of Section 168(h) of the Internal Revenue Code of 1986, as amended, or any successor or substitute statute, rule or regulation applicable thereto (as the same may be amended), by either (a) any charitable, religious, union or other not-for-profit organization, or (b) any tax-exempt entity within the meaning of Section 168(h)(2)(A) of the Internal Revenue Code of 1986, as amended, or any successor or substitute statute, or rule or regulation applicable thereto (as same may be amended). Tenant shall not engage or pay any employee in the Premises, except those actually working for Tenant in the Premises nor advertise for laborers giving an address at the Building.

          Section 5.6 Tenant hereby represents, covenants and agrees that
          -----------
Tenant's business is not photographic reproductions and/or documentary reproductions and/or offset printing. Notwithstanding anything contained in this Lease to the contrary, Tenant covenants and agrees that Tenant will not use the Premises or any part thereof, or permit the Premises or any part thereof to be used, for the business of photographic reproductions and/or documentary reproductions and/or offset printing. Nothing contained in this Section 5.6 shall preclude Tenant from using any part of the Premises for photographic reproductions and/or documentary reproductions and/or offset printing in connection with, either directly or indirectly, its own business and/or activities.

          Section 5.7 Tenant shall not place a load upon any floor of the
          -----------
Premises exceeding the floor load per square foot which such floor was designed to carry and such load shall be placed by Tenant, at Tenant's sole cost and expense, so as to properly distribute the weight. Tenant may, subject to compliance with all other applicable terms and provisions of this Lease, and at Tenant's sole cost and expense, upgrade such floor load capacity. Business machines and mechanical equipment shall be placed and maintained by Tenant, at Tenant's sole cost and expense, in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance. If the Premises be or become infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, visitors or licensees, Tenant shall, at Tenant's sole cost and expense, cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employ such exterminators and such exterminating company or companies as shall be approved by Landlord.

          Section 5.8 Tenant shall not place or permit to be placed any vending
          -----------
machines in the Premises, except with the prior written consent of Landlord in each instance.

                                   ARTICLE 6
                                   ---------

                           Completion and Occupancy
                           ------------------------

          Section 6.1 Tenant acknowledges that it has inspected the Premises and
          -----------
agrees to accept possession of same in its "AS-IS" physical condition on the date hereof, it being understood and agreed that Landlord shall not be obligated to perform any alterations, improvements or repairs to the Premises, except that Landlord shall, at its sole cost and expense, unless otherwise indicated, perform the following work and furnish and install the following materials ("Landlord's Work")

          (a) furnish Building standard Venetian blinds to each window in the Premises and Tenant shall pay Landlord's charge for the same;

          (b) restrooms and other public areas serving the Premises shall be brought into compliance with the Americans with Disabilities Act in a Building standard manner;

          (c) public corridors on the 4th Floor of the Building shall be brought into compliance with the New York City Building Code;

          (d) provide Tenant with access to one point on the 4th Floor of the Building of Landlord's Class E system; and

          (e) erect a Building standard demising wall where Landlord designates with a double entry door at a mutually acceptable location.

Provided that Tenant does not, in Landlord's reasonable judgment, interfere with or delay in any way the efficient progress of any of Landlord's Work (or otherwise increase the cost thereof to Landlord), Tenant may enter the Premises for purposes of taking measurements, making lay-outs and perform other preliminary tasks while Landlord performs the foregoing work.

          Section 6.2 Tenant shall occupy the Premises as soon as the Premises
          -----------
are available for occupancy. Except as otherwise set forth in this Lease, Landlord and Tenant agree that any failure to have the Premises available to Tenant for its occupancy on the Term Commencement Date shall in no way affect the validity of this Lease or the obligations of Tenant hereunder nor shall the same be construed in any way to extend the term of this Lease or impose any liability on Landlord. The provisions of this Section 6.2 are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law and any other Legal Requirement of like import now or hereafter in force. The Fixed Rent reserved and covenanted to be paid under this Lease shall commence on the Rent Commencement Date. In the event that Landlord's Work has not been completed for any reason whatsoever (other than a delay caused by Tenant) by June 16, 1997, then promptly thereafter, upon ten (10) days' prior written notice to Landlord, Tenant may terminate this Lease, unless Landlord's Work is completed within such ten (10) day period. Tenant, by entering into occupancy of any part of the Premises for any reason (other than those described in the last sentence of Section 6.1), shall be conclusively deemed to have agreed that Landlord, up to the time of such occupancy, had performed all of its obligations hereunder with respect to such part and that such part was in satisfactory condition as of the date of such occupancy unless within ten (10) days after such date Tenant shall give written notice to Landlord specifying the respects in which the same was not in such condition.

          Section 6.3 Tenant expressly acknowledges that neither Landlord nor
          -----------
Landlord's agents have made, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise, unless expressly set forth in this Lease.

                                   ARTICLE 7
                                   ---------

                               Layout and Finish
                               -----------------

          Section 7.1 Except for the work to be performed by Landlord pursuant
          -----------
to Section 6.1, Tenant shall, at Tenant's sole cost and expense, perform all of the work in the Premises necessary for Tenant's occupancy thereof, including all work as may be necessary to comply with New York City Local Law 5-73 (collectively, "Tenant's Initial Changes"). Upon the Term Commencement Date, Landlord shall make the Premises available to Tenant for the performance of such work, to be performed by Tenant in accordance with the provisions of the Lease and as part of Tenant's Changes.

                                   ARTICLE 8
                                   ---------

                       Changes or Alterations by Tenant
                       --------------------------------

          Section 8.1 Tenant covenants and agrees that Tenant will make no
          -----------
alterations, decorations, installations, repairs, additions, improvements or replacements, including Tenant's Initial Changes (hereinafter collectively called "Tenant's Changes") in, to or about the Premises without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord. Attached hereto as Exhibit B is a current list of contractors approved by Landlord for the Building. Landlord reserves the right to change such list from time to time without notice to Tenant. Tenant's Changes shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time designate. Unless all of the conditions contained in this Article

8 are fully satisfied, Landlord shall have the right, in Landlord's sole and absolute discretion, to withhold its consent to any Tenant's Changes. Notwithstanding anything contained in this Section 8.1 to the contrary, Landlord agrees not to unreasonably withhold or delay its consent to those changes which Tenant desires to make to the Premises which (i) are non-structural in nature,
(ii) do not connect to and/or adversely affect any of the Building's systems, and (iii) are not visible from outside the Premises; it being understood that for any proposed work which does not meet all of the criteria set forth in (i) through (iii) above, the same shall be subject to Landlord's consent which consent may be granted or withheld in Landlord's sole discretion; provided, however, that in the event that all of the criteria in (i) through (iii) above are met and the cost of the proposed work does not exceed $100,000 in the aggregate when added to all of the work performed by Tenant to the demised premises in the immediately preceding twelve (12) months (exclusive of carpeting, painting and other items of a purely decorative nature), then no consent shall be required with respect to such work (but Tenant shall provide Landlord with prior written notice thereof and otherwise abide by the terms and conditions of this Lease).

          Section 8.2 Prior to the commencement of any Tenant's Changes, Tenant
          -----------
shall submit to Landlord for Landlord's written approval three (3) complete sets of the plans and specifications (to be prepared by and at the expense of Tenant) of such proposed Tenant's Changes in detail satisfactory to Landlord. Landlord shall approve or reject such plans and specifications within 10 Business Days with respect to Tenant's Initial Changes, and 20 Business Days with respect to all other Tenant's Changes, after Tenant delivers coordinated dimensioned architectural plans and specifications to Landlord. No Tenant's Changes shall be undertaken, started or begun by Tenant or by its agents or anyone else acting for or on behalf of Tenant until Landlord has approved such plans and specifications, and no amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord. Landlord's consent to such plans and specifications shall create no responsibility or liability on the part of Landlord with respect to their completeness, design sufficiency or compliance with all applicable Legal and/or Insurance Requirements; nor shall Landlord's execution of any documents required to be filed with any governmental authority in connection with Tenant's installations or changes create any responsibility or liability on the part of Landlord to take remedial measures to bring any Tenant's such installations or changes into compliance with applicable legal and/or insurance requirements (such responsibility or liability being allocated hereunder to Tenant). At Landlord's option, and at Tenant's sole cost and expense, Landlord's architect (not Tenant's) shall submit the Professional Certification of Applications and Plans (and any amendments thereto) to the New York City Buildings Department. In connection with any Tenant's Changes, Tenant shall pay to Landlord, as Additional Rent, within twenty (20) days after demand, Landlord's actual out-of-pocket expenses from unaffiliated third parties for review of Tenant's plans and specifications.

          Section 8.3 All Tenant's Changes shall at all times comply with all
          -----------
applicable Legal Requirements. In addition, all Tenant's Changes shall substantially comply with (a) all applicable Insurance Requirements, (b) the Rules and Regulations, Construction Rules and Regulations and any other rules for tenant alterations contained in Landlord's written consent to such Tenant's Changes, (c) the plans and specifications submitted to Landlord and approved by Landlord, and (d) in accordance with any contract between Tenant and a general contractor engaged by it that incorporates such plans and specifications.

          Section 8.4  Intentionally Omitted.
          -----------

          Section 8.5 In no event shall any material or equipment be
          -----------
incorporated in or to the Premises in connection with any such Tenant's Changes which is subject to any lien, security agreement, charge, mortgage or other encumbrance of any kind whatsoever or is subject to any conditional sale or other similar or dissimilar title retention agreement (other than security agreements or other encumbrances covering Tenant's telecommunications and associated support equipment executed by Tenant in favor of the vendors thereof). Any mechanic's lien filed against the Premises or the Building for work done for, or claimed to have been done for, or materials furnished to, or claimed to have been furnished to, Tenant shall be discharged by Tenant within twenty (20) days thereafter, at Tenant's sole cost and expense, by filing the bond required by any applicable Legal Requirement or otherwise.

          Section 8.6 All Tenant's Changes attached to, or built into the
          -----------
Premises at the commencement of or during the term hereof, whether or not furnished or installed at the expense of Tenant or by Tenant, shall be and remain part of the Premises and shall, upon Landlord's election, be deemed the property of Landlord and shall not be removed by Tenant, except as set forth below. To the extent requested by Landlord (either prior to or not more than thirty (30) days after the Expiration Date), the Tenant's Changes designated by Landlord shall be removed from the Building by Tenant prior to such Expiration Date unless such request is made after such Expiration Date, in which event any such Tenant's Changes shall be removed from the Building by Tenant with reasonable promptness after the receipt of such request. Notwithstanding the foregoing, Tenant must remove Tenant's telecommunications and associated support equipment. Tenant shall repair, restore, replace and/or rebuild (as the circumstances may require), in a good and workmanlike manner, to its original condition any damage to the Premises or the Building caused by such removal. If any Tenant's Changes which are required to be removed from the Building by Tenant are not removed by Tenant from the Building within the time above specified therefor, then Landlord (in addition to all other rights and remedies to which Landlord may be entitled at any time) may at its election deem that the same have been abandoned by Tenant to Landlord, but no such election shall relieve Tenant of Tenant's obligation to pay the reasonable expenses of removing the same from the Premises or the expense of repairing, restoring, replacing and/or rebuilding (as the circumstances may require) damage to the Premises or to the Building arising from such removal.

          Section 8.7 In connection with the completion of Tenant's Changes: (a)
          -----------
neither Tenant nor its agents shall interfere (except in a de minimis manner) with the operations of the Building or any work being done by Landlord or its agents in the Building; (b) Tenant shall comply with any reasonable work schedule, rules and regulations proposed by Landlord or its agents; (c) Tenant shall conform to all of Landlord's labor regulations and shall not do or permit anything to be done that might create any work stoppage, picketing or other labor disruption or disputes and (d) the labor employed by Tenant shall be harmonious and compatible with the labor employed by Landlord in the Building, it being agreed that, if in Landlord's reasonable judgment the labor is incompatible, Tenant shall forthwith upon Landlord's demand withdraw such labor from the Premises. Tenant further agrees that it will, prior to the commencement of any work in the Premises, deliver to Landlord all policies of insurance required to be supplied to Landlord by Tenant pursuant to the terms of this Lease.

          Section 8.8 Tenant, at its sole cost and expense, shall install a fire
          -----------
suppression system in that portion of the Building's existing sprinkler system located within the Premises, subject to Tenant's compliance with all other applicable terms and provisions of this Lease.

                                   ARTICLE 9
                                   ---------

                      Changes or Alterations by Landlord
                      ----------------------------------

          Section 9.1 Landlord reserves the right to make such changes,
          -----------
alterations, additions, improvements, repairs or replacements in or to the Building (including the Premises) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators, stairways and other parts thereof, and to erect, maintain and use pipes, ducts and conduits in and through the Premises, all as Landlord may deem necessary or desirable; provided the same are concealed above ceilings, behind walls or otherwise furred in a manner reasonably satisfactory to Tenant. The result of the foregoing shall not be greater than a de minimis diminution in the rentable square foot area of the Premises. Any such diminution shall result in a corresponding diminution in Fixed Rent and Tenant's Proportionate Share, which the parties shall confirm in writing.

Landlord shall use reasonable efforts to minimize interference with Tenant's use of the Premises in connection with the foregoing. Except in the case of an emergency, the foregoing will not result in Tenant's telecommunications switch having to be moved. Nothing contained in this Article 9 shall relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any Legal and/or Insurance Requirement.

          Section 9.2  Except as provided in Section 10.8 and Article 19 of this
          -----------
Lease, there shall be no allowance to Tenant for a diminution of rental value, the same shall not constitute an eviction of Tenant in whole or in part and Landlord shall incur no liability whatsoever by reason of inconvenience, annoyance, or injury to business arising from Landlord, Tenant or others making any changes, alterations, additions, improvements, repairs or replacements in or to any portion of the Building or the Premises or in or to the Appurtenances or in the taking or storing of material in the Premises in connection therewith and no liability shall be incurred by Landlord for failure of Landlord or others to make any changes, alterations, additions, improvements, repairs or replacements in or to any portion of the Building or the Premises, or in or to the Appurtenances. Landlord shall use reasonable efforts to minimize interference with Tenant's use of the Premises in connection with the foregoing.

                                  ARTICLE 10
                                  ----------

                  Heating, Ventilation and Air Conditioning;
                  ------------------------------------------
                     Elevators Cleaning and Other Services
                     -------------------------------------

          Section 10.1  Heat, for the warming of the Premises and the public
          ------------
portions of the Building, will be supplied by Landlord during Business Hours when and as required by any Legal Requirement.

          Section 10.2  During Business Hours, Landlord shall, through the air
          ------------
conditioning system, furnish to, and distribute in, the Premises air conditioning and ventilation in accordance with Exhibit D; Provided, however, that Landlord shall not be liable for uncomfortable conditions in the Premises if the cause of the uncomfortable conditions is due to the fact that Tenant's cooling/ heating needs are over and above the capacity/ specifications of the Building's heating, ventilation and air conditioning ("HVAC") system. Tenant agrees to lower and close the blinds when necessary because of the sun's position whenever said HVAC system is in operation, and Tenant agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of said HVAC system. In addition to any and all other rights and remedies which Landlord may invoke for any violation by Tenant of this Article 10, Landlord may discontinue the furnishing of overtime air conditioning service without any diminution or abatement of Rent whatsoever. Landlord shall at all times have free and unrestricted access to any and all HVAC facilities in the Premises. Landlord shall not be required to furnish, and Tenant shall not be entitled to receive, any air conditioning during any period wherein Tenant shall be in default beyond any applicable cure period in the payment of Fixed Rent or Additional Rent as specified in this Lease.

          Section 10.3  Landlord will provide passenger elevator service during
          ------------
Business Hours and have one passenger elevator subject to call during non-Business Hours. Tenant shall use passenger elevators in the Building exclusively for transporting human passengers.

          Section 10.4  Landlord will clean the Premises, in accordance with the
          ------------
cleaning specifications described on Exhibit C attached hereto and made a part hereof, provided the same are kept in order by Tenant, except any portions of the Premises which may be used for the preparation, dispensing or consumption of food or beverages or for storage, shipping room, classroom or similar purposes or for the operation of computer, data processing or similar equipment, all of which portions Tenant shall cause to be kept clean at Tenant's own expense.

          Section 10.5  Landlord will, when and to the extent reasonably
          ------------
requested by Tenant, furnish freight elevator or additional elevator, air conditioning, heating and/or cleaning services upon such terms and conditions as shall be determined by Landlord in its sole discretion; and Tenant shall pay to Landlord promptly on demand as Additional Rent Landlord's reasonable charge for such additional services (see, e.g., the rate as of January 1, 1997 listed on Exhibit E, which Landlord reserves the right to change from time to time without notice to Tenant, with respect to overtime air conditioning). Without limiting the generality of the immediately preceding sentence, Tenant shall pay to Landlord Landlord's charge for (a) any cleaning of the Building or any part thereof required because of the carelessness or indifference of Tenant (including, without limitation, Landlord's charge for removing stains from the floors and walls resulting from the preparation, dispensing or consumption of food or beverages or from any other cause), (b) any cleaning done at the request of Tenant of any portions of the Premises which may be used for the preparation, dispensing or consumption of food or beverages or for storage, shipping room, classroom or similar purposes or for the operation of computer, data processing or similar equipment and (c) the removal of any of Tenant's refuse and rubbish from the Building, except refuse and rubbish arising from ordinary cleaning by Landlord as specified in Section 10.4. Tenant shall pay to Landlord an amount equal to any increase in the cost to Landlord for cleaning the Premises if such increase shall be due to (i) the use of the Premises by Tenant during hours other than Business

Hours or (ii) the installation in the Premises, at the request of or by Tenant, of any items, materials or finishes other than those which are of the standard adopted by Landlord for the Building or which may require additional or special care in cleaning (for example, and without limitation, glass walls, marble, and certain wood finishes).

          Section 10.6  At any time or times all or any of the elevators in the
          ------------
Building may, at the option of Landlord, be manual and/or automatic elevators, and Landlord shall be under no obligation to furnish an elevator operator for any automatic elevator. If Landlord shall at any time or times furnish any elevator operator for any automatic elevator, Landlord may discontinue furnishing such elevator operator without any diminution, reduction or abatement of Rent whatsoever.

          Section 10.7  Subject to Section 10.8, and provided Landlord endeavors
          ------------
to give Tenant reasonable notice thereof (except in the case of an emergency, when no notice need be given), reserves the right, without liability to Tenant and without constituting any claim of constructive eviction, to stop or interrupt any heating, elevator, escalator, lighting, ventilating, air conditioning, condenser water, gas, steam, plumbing, power, electricity, water, cleaning or other service and to stop or interrupt the use of any Building facilities at such times as may be necessary and for as long as may reasonably be required by reason of Force Majeure, or the making of repairs, alterations or improvements, or inability to secure a proper supply of fuel, gas, steam, water, electricity, labor or supplies. Landlord shall use reasonable efforts to minimize interference with Tenant's use of the Premises in connection with the foregoing. No such stoppage or interruption shall entitle Tenant to any diminution or abatement of Rent nor shall this Lease or any of Tenant's obligations hereunder be affected or reduced by reason of any such stoppage or interruption.

          Section 10.8  Notwithstanding anything contained in Sections 9.2, 10.7
          ------------
or 11.5 to the contrary, in the event that (i) any basic utility (other than telephone) or elevator service required to be provided to the Premises is interrupted to such an extent that Tenant is unable to, and does not, occupy all or a portion of the Premises for the operation of its business or operate its business from such portion of the Premises, and if such interruption continues for a period in excess of ten (10) consecutive Business Days, or (ii) rubbish removal service required to be provided to the Premises is interrupted to such an extent that Tenant is unable to, and does not, occupy all or a portion of the Premises for the operation of its business or operate its business from such portion of the Premises, and if such interruption continues for a period in excess of fifteen (15) consecutive Business Days, then, in either such case, Tenant shall be entitled to an abatement of the Fixed Rent, Operating Payments and Tax Payments payable hereunder to the extent that such Fixed Rent and escalations relate on a rentable square foot basis to such part of the Premises which has been actually vacated by Tenant or in which Tenant operates its business for the period from such tenth (10th) or fifteenth (15th), as the case may be, Business Day to the date when such interrupted services shall be restored; except that Tenant shall not be entitled to any abatement if some act, omission (where this Lease or applicable law imposes a duty to act) or negligence on the part of Tenant or Tenant's agents, guests, invitees or licensees caused such interruption.

          Section 10.9  Tenant shall have the right to install up to eighty (80)
          ------------
tons of supplemental air conditioning in the Premises provided that plans for said supplemental air conditioning are approved by Landlord in accordance with the terms of Article 8. In connection with Tenant's use of condenser water, commencing when Tenant's supplemental air conditioning system is connected to the Building's condenser water riser, Tenant shall pay to Landlord $800 per ton per annum; provided, however, that such $800 per ton per annum shall be adjusted from time to time as Landlord may reasonably determine the same to be necessary in order to reflect Landlord's increased cost, if any, of providing condenser water. In the event that Tenant does not utilize all of such eighty (80) tons of supplemental air conditioning in the Premises promptly after the date hereof, Landlord will reasonably consent to Tenant's utilization of the balance thereof, provided (i) Tenant complies with all other provisions of this Lease and (ii) Tenant is not then in default beyond any applicable cure period under the terms of this Lease. However, Tenant must pay a minimum of $32,000 per annum (based on forty (40) tons of supplemental air conditioning), as adjusted from time to time as Landlord may reasonably determine the same to be necessary in order to reflect Landlord's increased costs, regardless of what tonnage of supplemental air conditioning Tenant installs in the Premises. In the event that Tenant reasonably satisfactorily demonstrates to Landlord that Tenant needs a mutually acceptable tonnage of supplemental air conditioning in the Premises more than eighty (80) tons, and provided (a) Tenant complies with all other provisions of this Lease and (b) Tenant is not then in default beyond any applicable cure period under the terms of this Lease, Landlord will either (x) make such tonnage of condenser water available at the rate described in the first sentence of this
Section 10.9 or (y) if no more condenser water is available, be reasonable in reviewing and approving Tenant's plans for the erection of a cooling tower by Tenant, at its sole cost and expense, in a location in the Building designated by Landlord.

          Section 10.10  Landlord hereby grants Tenant a non-exclusive right of
          -------------
access in common with others to utilize any then existing and available Building vertical ground rise, main electrical service ground buss and/or cadweld to the Building steel. Tenant hereby agrees to defend, indemnify and hold harmless the Indemnitees from and against any and all claims (including but not limited to claims for bodily injury or property damage), actions, mechanic's liens, losses, liabilities, and expenses (including reasonable attorney fees and costs of defense by Landlord's legal counsel), which may arise from such use. Similarly, Tenant shall pay upon demand by Landlord the costs to repair any damage to the Building caused by such use. Tenant hereby waives and releases the Indemnitees from any claims Tenant may have at any time (including but not limited to claims relating to interruptions in services) arising out of or relating in any way to such use, whether or not caused by the negligence of any member of the Indemnitees. In no event shall any Indemnitee be liable to Tenant for lost profits or consequential, incidental or punitive damages of any kind. Tenant's use of such grounding rights shall be in accordance with such rules and regulations as may be established by Landlord from time to time.

                                  ARTICLE 11
                                  ----------

                   Electricity, Telephone Network and Water
                   ----------------------------------------

          Section 11.1  Subject to the provisions of this Article 11, Landlord
          ------------
shall furnish electric energy to the Premises on a submetering basis for the purposes permitted under this Lease and Tenant shall purchase the same from Landlord at the cost to Landlord, including taxes, demand charges, fuel factors, transfer adjustment factors and any other charge of the utility for electricity, as applied to the electric energy consumed in the Premises, as measured by a meter or meters, maintained and installed by Landlord at Landlords sole cost and expense (which installation may include the addition or modification of the existing risers, feeders, wiring and other conductors and equipment, any and all of which shall be paid for by Tenant) at such location or locations as Landlord reasonably shall determine, it being understood that the meters so installed may include a meter relating to the demand factor aspect of such consumption of electric energy. Tenant shall pay Landlord, as Additional Rent, the amounts from time to time billed by Landlord pursuant to the provisions hereof for the electric energy consumed in the Premises (plus a monthly administrative fee equal to the greater of $50.00 or Landlord's actual cost of administration of such meter(s)); each such bill to be paid within twenty (20) days after the same has been rendered. Where more than one meter shall measure the electric energy consumed in the Premises, the amount consumed, as measured by each meter, may be computed and billed separately in accordance with the provisions hereof. Such billing shall not result in higher charges to Tenant than would result from the rendering of a single bill for a single meter servicing the entire Premises. If any tax is imposed upon Landlord's receipts from the sale or resale of electric energy to Tenant under any Legal Requirement, such tax may, to the extent permitted by any Legal Requirement, be passed on by Landlord to Tenant and be included, as

Additional Rent, in the bills payable by Tenant hereunder. If any bill rendered by Landlord is not paid within the period hereinabove specified, Landlord may without further notice discontinue the furnishing of electric energy to the Premises without releasing Tenant from any liability under this Lease and without Landlord or any agent of Landlord incurring any liability for any loss or damage sustained by Tenant by reason of such discontinuance of electrical service.

          Section 11.2  Tenant's use of electric energy in the Premises shall
          ------------
not at any time exceed the capacity of any of the equipment in or otherwise serving the Premises. Landlord represents that, on the Term Commencement Date, such electrical capacity is approximately 180 amps in the electric closet that serves the Premises (based on 8 watts per square foot of rentable area of the Premises) and the same will be available for the exclusive use by, and to the extent required by, Tenant. Landlord shall, at Tenant's request and at Tenant's sole cost and expense, bring up additional electric capacity to the electric closet that serves the Premises (but only to the extent that such additional electric capacity, together with such of the aforesaid 180 amps as is utilized by Tenant, aggregates no more than 1,000 amps at 480 volts, 3-phase). If such additional electric capacity is part of additional electric capacity that is being brought to the 4th Floor of the Building for Tenant and other tenants on such 4th Floor, then the cost of bringing such additional electric capacity for Tenant to the electric closet that serves the Premises shall be pro rated in a manner reasonably determined by Landlord. Tenant, at its sole cost and expense, shall (i) extend such additional electric capacity from such electric closet to the Premises, (ii) provide an automatic transfer switch within the Premises,
(iii) extend such electric capacity from such transfer switch throughout the Premises and (iv) extend control wiring from such automatic transfer switch to the Building generator. Once the electrical capacity for the Premises is reached, Tenant shall be entitled to, but only with Landlord's prior reasonable consent in each instance, connect any additional fixtures, appliances or equipment to the Building's electric distribution system and, but only after first obtaining Landlord's approval to the extent required by and in accordance with Section 8.2, make any alteration or addition to the electric system of the Premises. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord and Landlord's reasonable charge therefor (as well as any reasonable charge for any future maintenance or repair thereof) shall be paid by Tenant to Landlord within twenty
(20) days after demand. In the event that Tenant does not utilize all of such 1,000 amps of electric capacity promptly after the date hereof, Landlord will reasonably consent to Tenant's utilization of the balance thereof, provided (i) Tenant demonstrates to Landlord's reasonable satisfaction a need for such additional capacity, (ii) Tenant complies with all other provisions of this Lease and (iii)

Tenant is not then in default beyond any applicable cure period under the terms of this Lease.

          Section 11.3  Landlord reserves the right to discontinue furnishing
          ------------
electric energy to Tenant in the Premises at any time upon not less than one hundred twenty (120) days' notice to Tenant. Landlord shall not exercise such right in a discriminatory manner. If Landlord exercises such right, this Lease shall continue in full force and effect and shall be unaffected thereby, except that from and after the date Tenant, acting diligently, begins obtaining electric energy from the public utility furnishing electric energy to the Building, Landlord shall not be obligated to furnish electric energy to Tenant. If Landlord so discontinues furnishing electric energy to Tenant, Tenant shall arrange to obtain electric energy directly from the public utility company furnishing electric energy to the Building. Such electric energy may be furnished to Tenant by means of the then existing Building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purpose. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy directly from such public utility company shall be furnished and installed by Landlord and (i) if Landlord discontinued furnishing electric energy to Tenant in the Premises due to a requirement of applicable law or such public utility company regulations, then Tenant shall pay to Landlord one-half of Landlord's reasonable charge therefor or (ii) if Landlord so discontinued of its own volition, then Tenant shall not be required to pay Landlord any of Landlord's reasonable charge therefor.

          Section 11.4  Where water is furnished by Landlord for purposes other
          ------------
than for (i) normal office use, (ii) Landlord's air conditioning equipment during Business Hours, (iii) normal office drinking, lavatory or toilet facilities in the Premises, (iv) cold water for any Tenant-installed warming pantry and (v) condenser water supplied pursuant to Section 10.9, Tenant shall pay a reasonable amount for such over-standard use and for any required pumping and heating thereof, as well as any taxes, sewer rents or other charges which may be imposed by the city or other governmental authority or agency thereof based on the quantity of water so used by Tenant.

          Section 11.5  Subject to Section 10.8, Landlord shall in no way be
          ------------
liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur by reason of any failure, inadequacy or defect in the character, quantity or supply of electricity or water furnished to the Premises.

                                  ARTICLE 12
                                  ----------

                           Repairs: Notice Regarding
                           -------------------------
                    Accidents to Plumbing and Other Systems
                    ---------------------------------------

          Section 12.1  Promptly after Tenant discovers the same, Tenant shall
          ------------
give to Landlord prompt written notice of any damage to, or defective condition in, any part or appurtenance of the Building's or the Premises' plumbing, electrical, HVAC or other systems serving, located in, or passing through the Premises. Following such notice, any such damage or defective condition shall be remedied by Landlord with reasonable diligence, but if such damage or defective condition was caused by, or resulted from the use by, Tenant or by Tenant's agents, licensees or invitees, Landlord's charge for the remedy thereof shall be paid by Tenant. Tenant shall not be entitled to claim any damages arising from any such damage or defective condition unless the same shall have been caused by the sole negligence of Landlord or its agents in the operation or maintenance of the Premises or Building and the same shall not have been remedied by Landlord with reasonable diligence after written notice thereof from Tenant to Landlord; nor shall Tenant be entitled to claim any eviction by reason of any such damage or defective condition, as long as the same is remedied with reasonable promptness after Landlord receives such notice.

          Section 12.2  Landlord shall, at its sole cost and expense (except as
          ------------
otherwise provided in Sections 12.1 or 12.3 or elsewhere herein), keep and maintain in good repair and working order and make all repairs to and perform necessary maintenance upon the Building and all parts thereof, including structural elements, life-safety, plumbing, electrical and HVAC systems within the Building which generally service the Building and are required in the normal maintenance and operation of the Building. Notwithstanding anything in this
Section 12.2 or elsewhere in this Lease to the contrary, it is agreed that Landlord is not obligated hereunder to maintain the Building in any better repair or working order than as it exists on the date of this Lease.

          Section 12.3  Tenant shall, at its sole cost and expense, throughout
          ------------
the term of this Lease, take good care of and maintain in good order and condition the Premises and the Appurtenances, and Tenant shall be responsible for the cost of all non-structural repairs, restorations and/or replacements thereto as may be required to keep the Premises in good order and condition, and shall pay to Landlord Landlord's charge for making good any damage or breakage done by or on behalf of Tenant. Tenant shall also be responsible for the reasonable cost of all repairs, interior and exterior, structural and non-structural, ordinary and extraordinary, foreseen or unforeseen, in and to the Building and the facilities and systems thereof, the need for which arises out of (a) the performance or existence of Tenant's Changes, (b) the installation, use or operation of Tenant's Property, (c) the moving of Tenant's Property into or out of the Premises or the Building, (d) Tenant's compliance or non-compliance with any Legal and/or Insurance Requirements with respect to Tenant and/or the Premises, or (e) the act, omission, misuse or neglect of Tenant or any of its subtenants or its or their agents, licensees or invitees. Any repairs in or to the Premises, the Building and/or the facilities and systems thereof for which Tenant is so responsible shall be performed by Landlord at Tenant's expense and Tenant shall pay Landlord's reasonable charge therefor as Additional Rent hereunder within twenty (20) days after Landlord gives Tenant an invoice therefor. All repairs and replacements made by or on behalf of Tenant or any person claiming through or under Tenant shall be made in conformity with the provisions of this Lease, including Article 8, and shall be at least equal in quality and class to the original work or installation or the then reasonable standards for the Building established by Landlord.

                                  ARTICLE 13
                                  ----------

              Compliance with Legal and/or Insurance Requirements
              ---------------------------------------------------

          Section 13.1  Tenant, at Tenant's sole cost and expense, shall comply
          ------------
with all Legal and/or Insurance Requirements applicable to the Premises or any part thereof or to Tenant's use, occupation or alteration thereof, except that Tenant shall not hereby be under any obligation to comply with any Legal and/or Insurance Requirement requiring any structural alteration of or in connection with the Premises, unless such alteration is required by reason of a condition which has been created by, or at the instance of Tenant, or is attributable to the use or manner of use to which Tenant puts the Premises or Tenant's occupation or alteration thereof, or is required by reason of a breach of any of Tenant's covenants and agreements hereunder. Where any structural alteration of or in connection with the Premises is required by any such Legal and/or Insurance Requirement, and, by reason of the express exception hereinabove contained, Tenant is not under any obligation to make such alteration, then Landlord shall make such alteration and pay the cost thereof.

          Section 13.2  Tenant shall not do or permit to be done any act or
          ------------
thing in the Premises which will invalidate or be in conflict with fire insurance policies issued for office buildings in the Borough of Manhattan, City of New York, and not do anything or permit anything to be done, or keep anything or permit anything to be kept, in the Premises which would increase the fire or other casualty insurance rate on the Building or the property therein, or which would result in insurance companies of good standing refusing to insure the Building or any such property in amounts and against risks as reasonably determined by Landlord, or otherwise result in non-compliance with the requirements and recommendations of the National Board of Fire Underwriters or similar organizations promulgating requirements and recommendations with respect to the Premises. If by reason of failure of Tenant to comply with the provisions of this Section 13.2 including the specific manner of use to which Tenant puts the Premises, the fire insurance rate payable by Landlord shall at the beginning of this Lease or at any time thereafter be higher than it otherwise would be, then Tenant shall reimburse Landlord, as Additional Rent hereunder, for that part of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure or use by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" rate for the Building or Premises issued by the New York Fire Insurance Rating Organization, or other body making fire insurance rates for the Premises, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to the Premises.

          Section 13.3  Tenant shall pay any occupancy or rent tax now in effect
          ------------
or hereafter enacted if the same applies to Tenant's leasing of the Premises. Alternatively, Tenant shall pay to Landlord upon demand as Additional Rent any occupancy tax or rent tax now in effect or hereafter enacted, if payable by Landlord in the first instance or hereafter required to be paid by Landlord.

          Section 13.4  Tenant shall not move any safe, heavy machinery,
          ------------
heavy equipment, freight, bulky matter or fixtures into or out of the Building without Landlord's prior written consent. If such safe, machinery, equipment, freight, bulky matter or fixtures require special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work, and that all work in connection therewith shall comply with all Legal Requirements. Notwithstanding said consent of Landlord, Tenant shall indemnify Landlord for, and hold Landlord harmless and free from, any and all loss, liability, damages, costs and expenses sustained by person or property and for any and all loss, liability, damages, costs and expenses incurred by Landlord with respect to or in settlement of any claims or judgments, including reasonable counsel fees and disbursements (whether incurred by reason of a matter involving or between Landlord and Tenant, Landlord and any third party or otherwise) incurred in connection therewith, and all reasonable costs incurred in repairing any damage to the Building or the Appurtenances (including Landlord's charge for any repairs performed by Landlord's agents).

          Section 13.5  Tenant shall not do or permit to be done any act or
          ------------
thing which would cause any hazardous or dangerous condition, waste, material and/or substance (as the same may be defined in any Legal Requirement) to be used, stored, transported, released, handled, produced, created, disposed of, or installed in, on, from, or at the Premises and/or the Building, except for small amounts of standard office and cleaning supplies and items typically used by a comparable telecommunications business (such as gel batteries); provided that all such materials and/or substances (i) shall at all times be used, stored, transported, released, handled, produced, created, disposed of, and/or installed in compliance with all applicable Legal and/or Insurance Requirements, (ii) shall not create any additional burden on Landlord to notify other tenants, the public or any governmental authority of the existence of such materials and/or substances and (iii) shall not cause any increase in Landlord's insurance rates. Landlord shall not be deemed responsible for and Tenant agrees to indemnify Landlord for, and hold Landlord harmless and free from, any and all loss, liability, damages, costs and expenses sustained by person or property and any and all loss, liability, damages, costs and expenses incurred by Landlord with respect to or in settlement of any claims or judgments brought in connection with any environmental condition in the Premises or the Building created or caused by Tenant or its agents, including reasonable counsel fees and disbursements (whether incurred by reason of a matter involving or between Landlord and Tenant, Landlord and any third party or otherwise) incurred in connection therewith.

          Section 13.6  Tenant shall not clean, nor require, permit, suffer or
          ------------
allow any window in the Premises to be cleaned, in violation of any Legal Requirement, including Section 202 of the New York Labor Law or the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction thereover.

          Section 13.7  With regard to all electrical and/or electronic
          ------------
equipment, machinery, fixtures, furnishings, products, lighting and/or methodologies installed in or used at the Premises, including telecommunications, mainframe and personal computers and uninterrupted power supply, and all subject connections including wire, conduit, and fiber optic and other cable, Tenant agrees that at all times the same shall:

          (a) comply with Underwriters Laboratory standards and National Electric Code and New York City Electric Code requirements and any and all other such standards and requirements which are applicable;

          (b) not produce Radio Frequency Interference Emissions or Electromagnetic Interference Emissions in excess of the limit described in The Federal Communications Commission Code part 15, subpart J. class A or any other such applicable limit;

          (c) produce a maximum of five percent (5) Total Harmonic Current Distortion (defined by The Institute of Electrical and Electronic Engineers Committee #519 of 1992 and adapted by The American Standards Institute) at the Premises' electric distribution panel(s) and/or motor control center(s). Tenant shall provide Landlord with evidence satisfactory to Landlord of Tenant's compliance with Tenant's obligations under this clause (c) in the form of appropriate Total Harmonic Current Distortion analysis as and when requested by Landlord in a manner and format acceptable to Landlord by spectrum analyzer or other device acceptable to Landlord. Tenant shall correct violation of Tenant's obligations under this clause (c) within five (5) days after Tenant's knowledge of such failure of compliance or Landlord shall have the right, but not the obligation, to remedy or reduce the excess distortion in any manner Landlord may choose in Landlord's sole discretion at Tenant's sole cost and expense;

          (d) for the purpose of confirming Tenant's compliance with the terms of clauses (a), (b) and (c) of this Section 13.7, be subject to Landlord's review and/or approval, at Tenant's sole cost and expense, upon installation, connection, modification and/or replacement, and from time to time, as required by Landlord.

Tenant's full compliance with the terms of this Section 13.7 notwithstanding and anything to the contrary contained in this Lease notwithstanding, Tenant shall be responsible for all adverse affects of backflow, backfeed, harmonics and other like-type conditions, whether to, in, at, or outside the Building, which emanate from, are caused by, or relate to the Premises and/or the systems serving the Premises and/or the equipment, machinery, fixtures, furnishings, products and lighting located in the Premises.

                                  ARTICLE 14
                                  ----------

                             Rules and Regulations
                             ---------------------

          Section 14.1  Tenant, its agents, invitees and licensees, shall
          ------------
faithfully observe and comply with the Rules and Regulations and the Construction Rules and Regulations annexed hereto, and such additional reasonable rules and regulations as Landlord hereafter at any time or from time to time may make and may communicate in writing to Tenant; provided, however,
                                                           --------  -------
that in the case of any conflict between the provisions of this Lease and any such rule or regulation, the provisions of this Lease shall control and; provided further that nothing contained in this Lease shall be construed to
-------- -------
impose upon Landlord any duty or obligation to enforce the rules and regulations or the terms, covenants or conditions in any other lease as against any other tenant and; provided further that Landlord shall not be liable to Tenant for violation of the same by any other tenant, its agents, visitors, invitees, subtenants or licensees.

                                  ARTICLE 15
                                  ----------

                                    Access
                                    ------

          Section 15.1  Except as expressly provided in this Lease to the
          ------------
contrary, all the perimeter walls and doors of the Premises, any balconies, terraces or roofs adjacent to the Premises, and any space in and/or adjacent to the Premises used for shafts, stairways, stacks, pipes, vertical conveyors, mail chutes, pneumatic tubes, conduits, ducts, electric or other utilities, rooms containing elevator or air conditioning machinery and equipment, sinks, or other similar or dissimilar Building facilities, and the use thereof, as well as access thereto through the Premises for the purpose of such use and the operation, improvement, alteration, replacement, addition, repair, cleaning, maintenance, safety, security and/or decoration thereof, are expressly reserved to Landlord.

          Section 15.2  Tenant shall permit Landlord and any Superior Mortgagee
          ------------
and any Superior Lessor, and their respective representatives, to enter the Premises at all reasonable hours, except in the case of an emergency (when no notice is required), upon reasonable notice and, provided Tenant makes the same reasonably available, only when accompanied by an agent of Tenant, for the purposes of inspection, or of making repairs, replacements or improvements in or to the Premises or the Building or equipment, or of complying with all Legal Requirements, or of fulfilling any obligation of Landlord under this Lease, or exercising any right reserved to Landlord by this Lease, or for the purposes of obtaining access to any part of the Premises or the Building in accordance with the provisions of this Lease (including the right during the progress of such repairs, replacements or improvements or while performing work and furnishing materials in connection with compliance with any such Legal Requirements, to keep and store within the Premises all necessary materials, tools and equipment). Landlord shall use reasonable efforts to minimize interference with Tenant's use of the Premises in connection with the foregoing. Tenant agrees that no such use of, entry upon or access to the Premises shall give rise to a claim of constructive eviction, and Landlord shall have no liability for damage or loss as a result of persons being in the Premises pursuant to this Section 15.2, unless the same are caused by Landlord's negligence or wilful misconduct.

          Section 15.3  Tenant shall permit Landlord, at reasonable times, on
          ------------
reasonable notice and, provided Tenant makes the same reasonably available, only when accompanied by an agent or employee of Tenant, to show the Premises to any Superior Lessor or Superior Mortgagee, or any prospective purchaser, lessee, mortgagee, or assignee of any Superior Lease or Superior Mortgage, and their respective representatives, and during the period of twelve (12) months immediately preceding the Expiration Date with respect to any part of the Premises similarly show any part of the Premises to any person contemplating the leasing of all or a portion of the same. Landlord shall use reasonable efforts to minimize interference with Tenant's use of the Premises in connection with the foregoing.

          Section 15.4  Without incurring any liability to Tenant, Landlord may
          ------------
permit access to the Premises and open the same, whether or not Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal, court officer or other person entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, Tenant's Property or for any other lawful purpose (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the Premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal governments. Landlord shall use reasonable efforts to orally notify Tenant (provided Tenant provides Landlord with a telephonic contact person) before permitting such access.

          Section 15.5  If, at any time during the last month of the term of
          ------------
this Lease, Tenant shall have removed all or substantially all of Tenant's Property from the Premises, Landlord may, and Tenant hereby irrevocably grants to Landlord a license to, immediately enter and alter, renovate and redecorate the Premises, without limitation, diminution or abatement of Rent, or incurring liability to Tenant for any compensation, and such acts shall have no effect upon this Lease.

          Section 15.6  The exercise of any right reserved to Landlord in this
          ------------
Article 15 shall be without liability of Landlord to Tenant.

          Section 15.7  Neither this Lease nor any use by Tenant shall give
          ------------
Tenant any easement or other right in or to the use of any door or any passage or any concourse or any plaza connecting the Building with any subway or any other Building or to any public conveniences, and the use of such doors, passages, concourses, plazas and conveniences may, without notice to Tenant be regulated or discontinued at any time by Landlord, as long as Tenant continues to have reasonable means of ingress to, and egress from, the Premises.

                                  ARTICLE 16
                                  ----------

                                   Surrender
                                   ---------

          Section 16.1  Tenant shall give Landlord thirty (30) days' prior
          ------------
written notice of the day it intends to vacate the Premises. Upon receipt of said notice Landlord and Tenant shall agree on a mutually convenient time during the five (5) day period after the date Tenant vacated the Premises in order to perform a joint inspection of the Premises. In the event that Tenant fails to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be deemed conclusively correct for determining Tenant's responsibility for removal, repairs or restoration.

          Section 16.2  All fixtures, equipment, improvements, installations and
          ------------
appurtenances attached to, or built into the

Premises (excluding any of Tenant's telecommunications and associated support equipment) at the commencement of or during the term hereof ("Appurtenances"), whether or not furnished or installed at the expense of Tenant or by Tenant, shall be and remain part of the Premises and be deemed the property of Landlord and shall not be removed by Tenant, except as otherwise expressly provided in this Lease. Without limiting the generality of the immediately preceding sentence, all electric, plumbing, heating, sprinkler, dumbwaiter, elevator, pneumatic tube, such of Tenant's telegraph, communication, radio, television and regular telephone systems as are deemed fixtures as a matter of New York law, fixtures and outlets, Venetian blinds, partitions, railings, gates, doors, stairs, paneling, cupboards (whether or not recessed in paneling), molding, shelving, radiator enclosures, cork, rubber, tile and composition floors, and ventilating, silencing, air conditioning and cooling equipment shall be deemed included in such Appurtenances, whether or not attached to or built into the Premises.

          Section 16.3  Anything hereinbefore in this Article 16 contained to
          ------------
the contrary notwithstanding, any Appurtenances furnished and installed in any part of the Conduit Space or the Premises (whether or not attached thereto or built therein) at the sole expense of Tenant (and with respect to which no credit or allowance shall have been granted to Tenant by Landlord and which was not furnished and installed in replacement of an item which Tenant would not be entitled to remove in accordance with this Article 16) ("Tenant's Appurtenances") may be removed from the Building by Tenant prior to the Expiration Date, and, if and to the extent requested by Landlord (either prior to or not more than thirty (30) days after such Expiration Date), shall be removed from the Building by Tenant prior to such Expiration Date unless such request is made after such Expiration Date, in which event such Appurtenances shall be removed from the Building by Tenant with reasonable promptness after the receipt of such request.

          Section 16.4  At the end of the term, Tenant shall quit and surrender
          ------------
to Landlord the Premises "broom clean" and in good order and condition (except for repairs required to be made by Landlord hereunder), reasonable wear and tear excepted, and Tenant shall remove all its personal property (including Tenant's goods, furniture, furnishings, and all other personal property) and such Tenant's Appurtenances as Tenant is required to remove in accordance with
Section 8.6 (Tenant's personal property and Tenant's Appurtenances are collectively referred to herein as "Tenant's Property"). Any Tenant's Property which shall remain in the Premises after the Expiration Date, or after such later date as required by Landlord under Section 16.3, shall be deemed to have been abandoned, and either may be retained by Landlord as its property or may be disposed of, at Tenant's sole cost and expense, in such manner as Landlord may see fit; Provided, however, that, notwithstanding the foregoing, Tenant will, upon request of

Landlord made not later than thirty (30) days after the Expiration Date, promptly remove from the Building any such Tenant's Property at Tenant's sole cost and expense. Tenant shall repair, restore, replace and/or rebuild (as the circumstances may require), in a good and workmanlike manner to its then original condition, any damage to the Premises or the Building caused by such removal, or Tenant shall pay to Landlord Landlord's reasonable charge for the same if such repair, restoration, replacement and/or rebuilding is performed by Landlord.

          Section 16.5  Tenant expressly waives, for itself and for any person
          ------------
claiming through or under Tenant, any rights which Tenant or such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and any similar successor law of the same import then in force, in connection with any holdover proceedings which Landlord may institute to enforce the provisions of this Article 16.

          Section 16.6  Subject to the provisions of Section 23.3, if the
          ------------
Premises shall not be surrendered on the Expiration Date, Tenant hereby indemnifies Landlord against liability resulting from delay by Tenant in so surrendering the Premises, including any claims made by any succeeding tenant or prospective tenant founded upon such delay, as well as for any and all loss, liability, damages, costs and expenses (including reasonable counsel fees and disbursements, whether incurred by reason of a matter involving or between Landlord and Tenant, Landlord and any third party or otherwise) incurred in connection therewith. In the event that Landlord shall commence proceedings to dispossess Tenant by reason of Tenant's default or Tenant's holdover after the expiration of the tenancy hereby created, then Tenant shall pay as Additional Rent, in addition to costs and disbursements, reasonable legal fees actually incurred for each proceeding so commenced.

          Section 16.7  (a)  If Tenant shall remain in possession of the
          ------------
Premises after the Expiration Date without the execution of a new lease (whether or not with the consent or acquiescence of Landlord), Tenant's occupancy shall be deemed to be that of a tenancy-at-will, and in no event from month-to-month or from year-to-year, and it shall be subject to all of the other terms of this Lease applicable thereto, including those set forth in this Article 16. In the event that Tenant defaults or remains in possession of the Premises or any part thereof after the expiration of the tenancy-at-will created hereby then Tenant's occupancy shall be deemed a tenancy-at-sufferance and not a tenancy-at-will. Nothing contained herein shall be construed to constitute Landlord's consent to Tenant holding over after the Expiration Date or to give Tenant the right to hold over after the Expiration Date.

               (b) During the period in which Tenant holds over, Tenant shall pay rent to Landlord at a monthly rental equal to the greater of 150` of (i) the monthly Fixed Rent last payable by

Tenant hereunder, plus all Additional Rent and other charges payable hereunder, or (ii) Landlord's then asking price, on a monthly basis, for comparable space in the Building (or, if Landlord shall have no quoted price, the monthly rental equal to the prevailing rate for comparable space in comparable buildings in the vicinity of the Building).

               (c) Nothing contained in this Section shall (i) be construed to constitute Landlord's consent to Tenant holding over after the Expiration Date,
(ii) imply any right of Tenant to remain in the Premises after the Expiration Date without the execution of a new lease, (iii) imply any obligation of Landlord to grant a new lease, or (iv) be construed to limit any remedy that Landlord may have against Tenant as a holdover tenant. No option to extend or renew this Lease shall have been deemed to have occurred by Tenant's holdover. Any and all options to extend or renew set forth in this Lease, if any, shall be deemed terminated and shall be of no further force and effect as of the first date that Tenant holds over.

               (d) In no way shall the monthly rental set forth above or any other monetary or nonmonetary requirements set forth in this Lease be construed to constitute liquidated damages for Landlord's losses resulting from Tenant's holdover.

          Section 16.8  Tenant's obligations under this Article 16 shall survive
          ------------
the expiration of this Lease.

                                  ARTICLE 17
                                  ----------

                                   Insurance
                                   ---------

          Section 17.1  (a)  Tenant covenants, at its sole cost and expense, to
          ------------
provide prior to entry upon the Premises and to keep in force and effect during the term of this Lease or Tenant's occupancy of all or any portion of the Premises (whichever is longer), subject to a commercially reasonable deductible reasonably approved by Landlord:

               (i) Commercial general liability insurance with respect to the Building, the Premises, and the Appurtenances on an occurrence basis against claims for bodily injury and property damage with minimum limits of liability in the amount of THREE MILLION and 00/100 DOLLARS ($3,000,000.00) combined single limit for bodily injury and property damage (including coverage for all operations of Tenant, products/completed operations, independent contractors, broad form property damage, personal injury liability and contractual liability coverage);

               (ii) If the nature of Tenant's business, or that of any of its agents working in the Building, is such as to place all or any of its, or their, employees under workers' compensation or similar statutes, workers' compensation and employer's liability or similar insurance affording statutory coverage and containing statutory limits;

               (iii) All-risk property damage insurance (replacement cost coverage), including fire and hostile fire damage, extended coverage, sprinkler leakage, vandalism, malicious mischief, windstorm, water damage, boiler and machinery explosion damage, plate glass damage, and theft or attempted theft of Tenant's Property; and

               (iv) An appropriate clause in, or an endorsement upon, each all-risk property damage policy obtained by Tenant, as required by Section 19.3.

          (b) In connection with the performance of any Tenant's Changes, Tenant shall cause Tenant's architect to obtain and maintain Errors and Omissions Insurance in such amounts and on such terms as Landlord may reasonably request. Tenant shall also furnish Landlord with evidence that Tenant's architect and any contractors performing work in the Premises or the Building are covered by insurance in amounts and of the types (in addition to the Errors and Omissions Insurance referred to above) which are appropriate, in Landlord's reasonable judgment, to the size and scope of such Tenant's Changes.

          (c) Tenant agrees to deliver to Landlord, at least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, its architect or contractors, and thereafter at least thirty (30) days prior to the expiration of any such policy, either an original policy or a certificate of insurance procured in compliance with this Lease, together with evidence of payment therefor. Workers' compensation insurance required by this Section 17.1 may be procured by Tenant's agents on Tenant's and/or their own behalf, as required.

          Section 17.2  All the aforesaid insurance shall be issued in the name
          ------------
Tenant, shall name Landlord (and any designee(s) of Landlord) as an additional insured as its/their interest(s) may appear, and shall be written by one (1) or more responsible insurance companies licensed to do business in New York State each of which shall have a Best's Insurance Reports rating of A- or better. All such insurance may be carried under a blanket policy covering the Premises and any other of Tenant's locations and shall contain provisions and/or endorsements that: (a) such insurance absolutely may not be cancelled or amended with respect to Landlord (or its designee(s)) except upon thirty (30) days' written notice to Landlord (and such designee(s)) by the insurance company (language stating that the insurance company "will endeavor" to notify Landlord is not sufficient); (b) Tenant shall be solely responsible for payment of premiums and that Landlord (or its designee(s)) shall not be required to pay any premiums for such insurance; (c) Tenant's insurance shall be primary with any coverage provided by Landlord as excess and non-contributory; (d) no act or omission of Landlord (other than its gross negligence or wilful misconduct) or Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained; (e) it covers cross-liability claims of one insured against another;
(f) it is without rights of contribution against any other insurer; and (g) such policies shall not be invalidated if the insured waives or has waived its right of recovery prior to a loss. The minimum limits of the commercial general liability policy of insurance shall in no way limit or diminish Tenant's liability under Article 18 or elsewhere in this Lease.

          Section 17.3  The minimum limits of the commercial general liability
          ------------
policy of insurance shall be subject to increase at any time, and from time to time, after the commencement of the fifth (5th) year of the term hereof if Landlord in the exercise of its reasonable judgment shall deem the same necessary for adequate protection. Within thirty (30) days after demand therefor by Landlord, Tenant shall furnish Landlord with evidence that such demand has been complied with. In case Tenant disputes the reasonableness of Landlord's demand, the parties agree to submit the question of the reasonableness of such demand for decision to the Chairman of the Board of Directors of the Management Division of The Real Estate Board of New York, Inc., or to such impartial person or persons as he may designate whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any such demand by Landlord shall be deemed waived unless the same shall be asserted by Tenant by service of a notice in writing upon Landlord within ten (10) days after the giving of Landlord's demand therefor.

          Section 17.4  Landlord covenants to maintain such insurance with
          ------------
respect to the Building and the Appurtenances, with amounts of coverage and subject to deductibles as is usual and customary for a prudent landlord of a first-class office building in downtown Manhattan, including, without limitation, an appropriate clause or endorsement as required by Section 19.3. Landlord shall name Tenant as an additional insured as its interest may appear on Landlord's commercial general liability insurance policy.

                                  ARTICLE 18
                                  ----------

                       Non-Liability and Indemnification
                       ---------------------------------

          Section 18.1  Neither Landlord nor any Superior Mortgagee or any
          ------------
Superior Lessor, nor their respective agents (each, an "Indemnitee"; collectively, the "Indemnitees"), shall be liable to Tenant or Tenant's agents, invitees or licensees or any other occupant of the Premises, and Tenant shall indemnify, defend and save harmless the Indemnitees from and against any and all liability (statutory or otherwise), claims (or settlements thereof), actions, suits, demands, damages, judgments, costs, interest and expenses of any kind or nature of anyone whomsoever (including reasonable counsel fees and disbursements incurred in the defense of any action or proceeding, whether between one or more Indemnitee and Tenant, one or more Indemnitee and any third party or otherwise), to which they may be subject or which they may suffer by reason of (i) any claim for any damage to property entrusted to employees of Landlord or of the Building or (ii) for any loss of or damage to any property by theft (including damage resulting from theft or attempted theft) or (iii) any injury or damage to Tenant or other persons within the Premises or property within the Premises, whether resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature (including damage or injury caused by any hazardous or dangerous condition, waste, material and/or substance (as the same may be defined in any Legal Requirement)), in each case even if caused by or due to the negligence of any other tenants or persons in the Building or caused by construction of any private, public or quasi-public work, or by any latent defect in the Premises or in the Building, unless caused by or due to Landlord's negligence or wilful misconduct.

          Section 18.2  To the extent not prohibited by any applicable Legal
          ------------
Requirement, Tenant shall indemnify, defend and save harmless the Indemnitees from and against any and all liability (statutory or otherwise), claims (or settlements thereof), actions, suits, demands, damages, judgments, costs, interest and expenses of any kind or nature of anyone whomsoever (including reasonable counsel fees and disbursements incurred in the defense of any action or proceeding, whether between one or more Indemnitee and Tenant, one or more Indemnitee and any third party or otherwise), to which they may be subject or which they may suffer by reason of any claim for, any injury to, or death of, any person or persons, injury or loss, theft or damage to property (including any loss of use thereof) or damage to the Building or the Appurtenances or otherwise (even if caused by or due to the negligence of Landlord or its agents, or any other tenants or persons in the Building or caused by construction of any private, public or quasi-public work, or by any latent defect in the Premises or in the Building, unless caused by or due to Landlord's negligence or wilful misconduct), arising from or in connection with the use of or from any work, installation or thing whatsoever done (other than by Landlord or its agents) in or about the Premises prior to, during or subsequent to, the term of this Lease, or arising from any condition of the Premises due to or resulting from any default by Tenant in the performance of Tenant's obligations under this Lease or from any negligence or wilful misconduct of Tenant or any of Tenant's agents, subtenants, licensees or invitees. Where not prohibited by any applicable Legal Requirement, no workers' compensation claim by any of Tenant's employees will be subrogated against Landlord. With respect to any injury or damage to property covered by insurance, the foregoing indemnification shall be limited by and subject to any waiver of subrogation obtained in accordance with Section 19.3.

          Section 18.3   If at any time any windows of the Premises are (i)
          ------------
broken, temporarily darkened (which shall not be construed as encompassing any solar-tinting and/or blinds that Landlord may require) or obstructed incident to or by reason of repairs, replacements, maintenance and/or cleaning in, on, to or about the Building or any part or parts thereof or (ii) permanently darkened (which shall not be construed as encompassing any solar-tinting and/or blinds that Landlord may require) for any reason whatsoever beyond Landlord's control or (iii) temporarily or permanently closed or rendered inoperable for any reason whatsoever including Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor or abatement of Rent nor shall the same release Tenant from its obligations hereunder or constitute an eviction.

          Section 18.4   Tenant shall pay to Landlord, within twenty (20) days
          ------------
after request therefor, all sums owing to Landlord pursuant to this Article 18.

                                  ARTICLE 19
                                  ----------

                             Damage by Fire, Etc.
                             --------------------

          Section 19.1   Subject to Section 19.2, if any part of the Premises
          ------------
shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord and Landlord shall proceed with reasonable diligence, and in a manner consistent with the provisions of any Superior Lease and/or Superior Mortgage, to repair such damage, and if any part of the Premises shall be rendered untenantable by reason of such damage, the annual Fixed Rent, Operating Payments and Tax Payments payable hereunder shall be abated (not to exceed the amount Landlord is reimbursed by net insurance proceeds) to the extent that such Fixed Rent, Operating Payments and Tax Payments relates to such part of the Premises for the period from the date of such damage to the earlier of the date when such part of the Premises shall have been made tenantable or the Expiration Date with respect to such part of the Premises. If Landlord or any Superior Mortgagee or any Superior Lessor shall be unable to collect the insurance proceeds (including rent insurance) applicable to such damage because of some action or inaction on the part of Tenant or Tenant's agents, guests, invitees or licensees, then Landlord's charge for repairing such damage shall be paid by Tenant and there shall be no abatement of Rent. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. Landlord shall use reasonable efforts to minimize interference with Tenant's use of the Premises in connection with the foregoing. Tenant understands that Landlord will not carry insurance of any kind on Tenant's Property, and that Landlord shall not be obligated to repair any damage thereto or replace the same.

          Section 19.2   (a) If fifty percent (50%) or more of the Building
          ------------
shall be damaged by fire or other casualty (whether or not the Premises shall have been damaged by such fire or other casualty), and Landlord terminates leases covering at least fifty percent (50%) of the rented space in the Building (including the Premises), then this Lease and the term and estate hereby granted may be terminated by Landlord by its giving to Tenant within one hundred twenty
(120) days after the date of such damage written notice specifying a date, not less than thirty (30) days after the giving of such notice, for such termination.

          (b) Notwithstanding the above, in the event that (i) Landlord is obligated to make repairs, Landlord has not elected to cancel this Lease pursuant to Section 19.2(a) and the repairs are not completed within twelve (12) months after the occurrence of the fire or other casualty, subject to Force Majeure, or (ii) thirty percent (30%) or more of the Premises is damaged, or
(iii) Landlord and Tenant reasonably agree that Tenant cannot operate its business in the Premises, or (iv) Landlord's architect reasonably estimates that it will take longer than twelve (12) months from the date of the casualty to complete the repairs, then in any of said cases, unless such fire or other casualty was caused primarily by the acts, omissions (where this Lease or applicable law imposes a duty to act) or negligence of Tenant or Tenant's agents, guests, invitees or licensees, Tenant shall be entitled to terminate this Lease by giving Landlord written notice of its election to do so within thirty (30) days after (x) the expiration of the time to repair has expired (as to subsection (i)), (y) the occurrence of the damage (as to subsection (ii)) or
(z) receipt of the architect's reasonable estimate that repairs will take longer than twelve (12) months after the date of the casualty (which will be given within sixty (60) days following the casualty) (as to subsection (iii)), which notice shall specify a date for the termination of this Lease, not more than one hundred eighty (180) days after the giving of such notice, time being of the essence with respect to the giving of said notice. In the event of the giving of such notice of termination by Tenant, this Lease and the term and estate hereby granted shall expire as of the date specified therefor in such notice with the same effect as if such date were the date hereinbefore specified for the expiration of the full term of this Lease, and the annual Fixed Rent payable hereunder shall be apportioned as of such date of termination, subject to abatement, if any, as and to the extent provided in Section 19.1.

          (c) In the event of the giving of such notice of termination by either party, this Lease and the term and estate hereby granted shall expire as of the date specified therefor in such notice with the same effect as if such date were the date hereinbefore specified for the expiration of the full term of this Lease, and the annual Fixed Rent payable hereunder shall be apportioned as of such date of termination, subject to abatement, if any, as and to the extent provided in Section 19.1.

          Section 19.3   Landlord and Tenant shall each secure an appropriate
          ------------
clause in, or an endorsement upon, each all-risk property damage policy, including fire, extended coverage sprinkler leakage and theft or attempted theft, obtained by it and covering the Building, the Premises or Tenant's Property pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to waive any claim it might have against the other. Provided the terms of the applicable insurance policy will not be violated or rendered unenforceable, the waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party.

          Section 19.4   Notwithstanding any other provision of this Lease to
          ------------
the contrary (other than the second sentence of Section 19.1) with respect to any property whether insured or not, each party hereby releases the other and its agents with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction with respect to its property by fire or other casualty (including rental value or business interruption, as the case may be) occurring during the term of this Lease. Nothing in this Section 19.4 shall relieve Tenant or Landlord of its obligations to make repairs to the Premises in accordance with the terms of this Lease. For purposes of this waiver of subrogation, Landlord and Tenant shall each be deemed to have carried insurance for the amount of any applicable deductibles or self-insurance.

          Section 19.5   This Lease shall be considered an express agreement
          ------------
governing any case of damage to or destruction of the Building or any part thereof by fire or other casualty, and Section 227 of the New York Real Property Law providing for such a contingency in the absence of express agreement, and any other Legal Requirement of like import now or hereafter in force, shall have no application in such case.

                                  ARTICLE 20
                                  ----------

                                 Condemnation
                                 ------------

          Section 20.1   In the event that the whole of the Premises shall be
          ------------
lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that only a part of the Premises shall be so condemned or taken, then, effective as of the date of vesting of title, the Fixed Rent, Operating Payments and Tax Payments hereunder shall be abated in an amount thereof apportioned according to the area of the Premises so condemned or taken. In the event that only a part of the Building shall be so condemned or taken, then Landlord (whether or not the Premises be affected) may, at Landlord's option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within one hundred twenty (120) days following the date on which Landlord shall have received notice of vesting of title. In the event that in Landlord's reasonable judgment only a de minimis part of the Building shall be
                                      ----------
so condemned or taken, (e.g., a portion of the plaza or parking area) and such
                        ---
de minimis taking does not permanently, materially and adversely affect ingress
----------
to or egress from the Premises or the Building, is of a non-structural nature and does not affect the Building's systems, then this Lease shall continue unaffected. In the event that in Landlord's reasonable judgment more than a de
                                                                             --
minimis part of the Building shall be so condemned or taken (whether or not the
-------
Premises be affected) and Landlord terminates leases covering at least fifty percent (50%) of the rented space in the Building (including the Premises), then Landlord (whether or not the Premises be affected) may, at Landlord's option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within one hundred twenty (120) days following the date on which Landlord shall have received notice of vesting of title. In the event that in Landlord's reasonable judgment more than a de minimis part of the Building shall be so condemned or taken (whether or not the Premises be affected) and Landlord terminates leases covering at least twenty-five percent (25%) of the rented space in the Building (excluding the Premises), then Tenant may, at Tenant's option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Landlord in writing of such termination within ninety (90) days following the date on which Tenant shall have received, from Landlord or otherwise, notice or knowledge of vesting of title. If neither Landlord nor Tenant elects to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the Fixed Rent, Operating Payments and Tax Payments payable hereunder shall be abated to the extent, if any, hereinbefore provided in this Article 20. In the event that only a part of the Premises and/or the Building shall be so condemned or taken and this Lease and the term and estate hereby granted with respect to the remaining portion of the Premises and/or the Building are not terminated as hereinbefore provided, Landlord will, with reasonable diligence and at its expense, restore the remaining portion of the Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking. However, Landlord shall not be obligated to repair any damage to Tenant's Property or replace the same.

          Section 20.2   In the event of any condemnation or taking hereinbefore
          ------------
mentioned of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award. The foregoing shall not prohibit Tenant's independent claim for the value of Tenant's trade fixtures and moving expenses and any other claim permitted under any Legal Requirement so long as any award made to Tenant based upon such claim does not reduce the award otherwise payable to Landlord.

          Section 20.3   Notwithstanding anything hereinabove contained in this
          ------------
Article 20, if all or any portion of the Premises shall be lawfully condemned or taken for any temporary public or quasi-public use, this Lease shall not terminate and Tenant shall continue to perform or observe all of Tenant's obligations hereunder, as though such condemnation or taking had not occurred, except only as Tenant may be prevented from so doing by reason of the lawful use and occupancy of the Premises or portion thereof affected by such condemnation or taking during such temporary period. In the event of any such condemnation or taking, Tenant shall be entitled to receive the award with respect to the Premises or portion thereof covered by such condemnation or taking (whether paid as damages, rent or otherwise), unless the period of occupancy extends beyond the termination of this Lease, in which case Landlord shall be entitled to such part of such award as shall be properly allocable to the cost of restoration of the Premises and the balance of said award shall be apportioned between Landlord and Tenant as of the scheduled Expiration Date but for such condemnation or taking. If such condemnation or taking shall end at least one (1) year before such Expiration Date, Tenant shall, at its sole cost and expense up to the amount of any award received by Tenant, restore the Premises as nearly as possible to the condition in which they were prior to such condemnation or taking.

                                  ARTICLE 21
                                  ----------

                           Conditions of Limitation
                           ------------------------

          Section 21.1   This Lease and the term and estate hereby granted are
          ------------
subject to the limitation that:

          (a) in case Tenant shall make an assignment of its property for the benefit of creditors or shall file a voluntary petition under any bankruptcy or insolvency Legal Requirement, or an involuntary petition under any bankruptcy or insolvency Legal Requirement shall be filed against Tenant and such involuntary petition is not dismissed within sixty (60) days after the filing thereof;

          (b) in case a petition is filed by or against Tenant under the reorganization provisions of the United States Bankruptcy Code or under the provisions of any Legal Requirement of like import, unless such petition under said reorganization provisions be one filed against Tenant which is dismissed within sixty (60) days after its filing;

          (c) in case a receiver, trustee or liquidator shall be appointed for Tenant or of or for the property of Tenant, and such receiver, trustee or liquidator shall not have been discharged within sixty (60) days from the date of his or her appointment;

          (d) in case Tenant rejects this Lease under the reorganization provisions of any bankruptcy or insolvency Legal Requirement and such rejection is not the legal equivalent of the termination of this Lease;

          (e) in case Tenant shall default in the payment of any Fixed Rent or Additional Rent or any other charge payable hereunder by Tenant to Landlord on any date upon which the same becomes due, and such default shall continue for five (5) Business Days after Landlord shall have given to Tenant a written notice specifying such default;

          (f) in case Tenant shall default in the due keeping, observing or performance of any covenant, agreement, term, provision or condition of Articles 5 and 27 hereof on the part of Tenant to be kept, observed or performed and if such default shall continue and shall not be remedied by Tenant within five (5) Business Days after Landlord shall have given to Tenant a written notice specifying the same;

          (g) in case Tenant shall default in the due keeping, observing or performance of any of Tenant's obligations hereunder (other than a default of the character referred to in clauses (e), (f) or (k) of this Section 21.1), and if such default shall continue and shall not be remedied by Tenant within thirty
(30) days after Landlord shall have given to Tenant a written notice specifying the same, or, in the case of such a default which for causes beyond Tenant's control cannot with due diligence be cured within said period of thirty (30) days, if Tenant (i) shall not, promptly upon the giving of such notice, advise Landlord in writing of Tenant's intention to take all steps necessary to remedy such default with due diligence, (ii) shall not promptly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same, and (iii) shall not remedy the same within a reasonable time after the date of the giving of said notice by Landlord;

          (h) in case any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon or pass to any firm, association, corporation, person or entity other than Tenant except as expressly permitted under Article 26 hereof;

          (i) in case any other lease held by Tenant from Landlord shall expire and terminate (whether or not the term thereof shall then have commenced) as a result of the default of Tenant thereunder or of the occurrence of an event as therein provided (other than by expiration of the fixed term thereof or pursuant to a cancellation or termination option therein contained);

          (j) in case Tenant shall default in the payment of any Fixed Rent more than three times, in the aggregate, in any period of twelve (12) months, and if such second or more default shall continue and shall not be remedied by Tenant within three (3) Business Days after Landlord shall have given to Tenant a written notice specifying the same, notwithstanding that such defaults shall have been cured within the applicable cure period; or

          (k) in case Tenant shall default in the payment of any Additional Rent or any other charge payable hereunder or in the performance of any covenant of this Lease more than four times, in the aggregate, in any period of twelve
(12) months, and if such third or more default shall continue and shall not be remedied by Tenant within five (5) Business Days after Landlord shall have given to Tenant a written notice specifying the same, notwithstanding that such defaults shall have been cured within the applicable cure period;

then, in any of said cases, Landlord may give to Tenant a notice of intention to end the term of this Lease at the expiration of three (3) days from the date of the giving of such notice, and, in the event such notice is given, the date of expiration of said three (3) day period shall be the Expiration Date, but Tenant shall remain liable for damages as provided in this Lease or pursuant to any Legal Requirement. If the term "Tenant", as used in this Lease, refers to more than one person, then as used in clauses (a), (b), (c), (d) and (i) of this
Section 21.1, said term shall be deemed to include all such persons or any one of them; if any of the obligations of Tenant under this Lease is guaranteed, the term "Tenant", as used in said clauses, shall be deemed to include also the guarantor or, if there be more than one guarantor, all or any one of them; and, if this Lease or all or a portion of the Premises shall have been assigned or sublet, the term "Tenant", as used in said clauses, shall be deemed to include the assignee or sublessee, as the case may be, and the assignor or sublessor, as the case may be, or either of them under any such assignment or sublease, as the case may be, unless, in the case of an assignment, Landlord shall, in connection with such assignment, release the assignor from any further liability under this Lease, in which event the term "Tenant", as used in said clauses, shall not include the assignor so released. With respect to the defaults described in clause (j) or (k) of this Section 21.1, Tenant shall pay, as additional rent, a late charge on the second default and on any subsequent default in the payment of Fixed Rent, or the third default and on any subsequent default in the payment of additional rent or other charge to be paid by Tenant hereunder, the greater of One Hundred Dollars ($100.00) or an amount equal to five percent (5%) of the amount due. Should Tenant make a partial payment of past due amounts, the amount of such partial payment shall be applied first to reduce all accrued and unpaid late charges, in inverse order of their maturity, and then to reduce all other past due accounts, in inverse order of their maturity.

                                  ARTICLE 22

                             Re-entry by Landlord

          Section 22.1   If Tenant shall default in the payment of any Fixed
          ------------
Rent or Additional Rent or any other charge payable hereunder by Tenant to Landlord on any date upon which the same becomes due, or if this Lease shall terminate as provided in Article 21, Landlord or Landlord's agents may immediately or at any time thereafter re-enter into or upon the Premises, or any part thereof, in the name of the whole, either by summary dispossess proceedings or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that Landlord may have, hold and enjoy the Premises again as and of its first estate and interest therein. The words "re-enter", "re-entry" and "re-entering" as used in this Lease are not restricted to their technical legal meanings.

          Section 22.2   In the event of any termination of this Lease under the
          ------------
provisions of Article 21 or in the event that Landlord shall re-enter the Premises under the provisions of this Article 22 or in the event of the termination of this Lease (or of re-entry) by or under any summary dispossess or other proceeding or action or other measure undertaken by Landlord for the enforcement of its aforesaid right of re-entry or any provision of any Legal Requirement (any such termination of this Lease being hereinafter called a "Default Termination"), Tenant shall thereupon pay to Landlord the Fixed Rent, Additional Rent and any other charge payable hereunder by Tenant to Landlord up to the time of such Default Termination or of such recovery of possession of the Premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 23 or pursuant to any Legal Requirement. Also, in the event of a Default Termination, Landlord shall be entitled to retain all moneys, if any, paid by Tenant to Landlord, whether as advance Rent, security or otherwise, but such moneys shall be credited by Landlord against any Fixed Rent, Additional Rent or any other charge due from Tenant at the time of such Default Termination or, at Landlord's option, against any damages payable by Tenant under Article 23 or pursuant to any Legal Requirement.

          Section 22.3   In the event of a breach or threatened breach on the
          ------------
part of Tenant with respect to any of Tenant's obligations hereunder, Landlord shall also have the right of injunction. The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not herein provided for. However, in no event will Landlord have any right to place a lien on any of Tenant's Property and Landlord expressly waives and releases any right it may have to obtain such lien.

                                  ARTICLE 23
                                  ----------

                                    Damages
                                    -------

          Section 23.1   In the event of a Default Termination of this Lease,
          ------------
Tenant will pay to Landlord as damages, at the election of Landlord, either:

          (a) a sum which at the time of such Default Termination represents the then value of the excess, if any, of the Present Value of (1) the aggregate of the Fixed Rent and the Additional Rent under Article 4 (if any) which would have been payable hereunder by Tenant for the period commencing with the day following the date of such Default Termination and ending with the scheduled Expiration Date but for such Default Termination, over (2) the aggregate fair rental value of the Premises for the same period as determined by an independent real estate appraiser named by Landlord and employed at Tenant's expense, in which case such liquidated damages shall be accelerated to be due and payable to Landlord in one lump sum on demand at any time commencing with the day following the date of such Default Termination and shall bear interest at the Default Rate until paid, or

          (b) sums equal to the aggregate of the Fixed Rent and the Additional Rent under Article 4 (if any) which would have been due and payable by Tenant during the remainder of the term had this Lease not terminated by such Default Termination, in which case such liquidated damages shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following Default Termination of this Lease and continuing until the scheduled Expiration Date but for such Default Termination; provided, however, that if
                                                  --------  -------
Landlord shall relet all or any part of the Premises for all or any part of said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting applicable to the period from the date of such reletting to the scheduled Expiration Date but for such

Default Termination, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease and of re-entering the Premises and of securing possession thereof, as well as the expenses of reletting, including altering and preparing the Premises for new tenants, brokers' commissions and all other expenses properly chargeable against the Premises and the rental therefrom in connection with such reletting, it being understood that any such reletting may be for a period equal to or shorter or longer than said period; and provided further that (i) in no event shall Tenant
                             -------- -------
be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, (ii) in no event shall Tenant be entitled, in any suit for the collection of damages pursuant to this clause (b), to a credit in respect of any net rents from a reletting except to the extent that such net rents are actually received by Landlord prior to the commencement of each suit, and (iii) if the Premises or any part thereof should be relet in combination with other space, then appropriate apportionment on a square foot rentable area basis shall be made of the rent received from such reletting and of the expenses of reletting.

     For the purposes of subdivision (a) of this Section 23.1, the amount of Additional Rent which would have been payable by Tenant under Article 4, for each Tax Year and/or Operation Year ending after such Default Termination, shall be deemed an amount equal to the amount of such Additional Rent payable by Tenant for the Tax Year and/or Operation Year (as the case may be) ending immediately preceding such Default Termination. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election commencing at any time following a Default Termination, and nothing contained herein shall be deemed to require Landlord to postpone suit until the scheduled Expiration Date but for such Default Termination. "Present Value" shall be computed by discounting such amount to present value at a discount rate equal to the most recent GNP Deflator as released monthly by the United States Department of Commerce, Bureau of Economic Analysis. "Default Rate" shall mean the lesser of (i) eighteen percent (18) per annum or (ii) the highest rate of interest permitted by New York State law.

          Section 23.2   Nothing herein contained shall be construed as limiting
          ------------
or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

          Section 23.3   Nothing contained in this Lease, whether express or
          ------------
implied, shall render Landlord or any Superior Mortgagee or any Superior Lessor, or their respective agents, liable under any circumstances (including such person's negligence or willful misconduct) for any "lost profits" or other indirect, incidental, special or consequential damages in connection with any matter or action, claim, etc., whatsoever arising out of or related to this Lease.

                                  ARTICLE 24
                                  ----------

                  Curing Tenant's Defaults - Additional Rent
                  ------------------------------------------

          Section 24.1   If Tenant shall default in the keeping, observance or
          ------------
performance of any provision or obligation of this Lease, Landlord, without thereby waiving such default, may perform the same for the account (and Tenant shall pay Landlord's charge therefor) of Tenant, without notice in a case of emergency and in any other case if such default continues after three (3) Business Days from the date of the giving by Landlord to Tenant of written notice of intention so to do. Bills for any expense incurred or charged by Landlord in connection with any such performance by Landlord for the account of Tenant, and bills for all costs, charges, expenses and disbursements of every kind and nature whatsoever, including reasonable counsel fees and disbursements (whether incurred by reason of a matter involving or between Landlord and Tenant, Landlord and any third party or otherwise), involved in collecting or endeavoring to collect the Fixed Rent or Additional Rent or other charge or any part thereof or enforcing or endeavoring to enforce any rights against Tenant, under or in connection with this Lease, or pursuant to any Legal Requirement, including any such cost, expense and disbursement involved in instituting and prosecuting any action or proceeding (including any summary dispossess proceeding), as well as bills for any property, material, labor or services provided, furnished or rendered, or caused to be provided, furnished, or rendered, by Landlord to Tenant including electric lamps and other equipment, construction work performed for the account of Tenant, water, power and other services, as well as for any charges for any additional elevator, heating, air conditioning or cleaning services incurred under Article 10 and any charges for other similar or dissimilar services incurred under this Lease, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and shall be due and payable in accordance with the terms of said bills (but in no event less than twenty (20) days after delivery of any such bill), and if not paid when due, the amounts thereof shall immediately become due and payable as Additional Rent under this Lease.

          Section 24.2   In the event that Tenant is in arrears in payment of
          ------------
Fixed Rent or Additional Rent or any other charge, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items Landlord sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited. Landlord reserves the right, without liability to Tenant and without constituting any claim of constructive eviction, to suspend furnishing or rendering to Tenant any property, material, labor, utility or other service, wherever Landlord is obligated to furnish or render the same at the expense of Tenant, in the event that (but only so long as) Tenant is in arrears in paying Landlord therefor.

                                  ARTICLE 25
                                  ----------

                             Inability to Perform
                             --------------------

          Section 25.1   This Lease and the obligations of Tenant to pay Rent
          ------------
hereunder and perform any other of Tenant's obligations hereunder shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations hereunder or is unable to supply or is delayed in supplying any service expressly or implicitly to be supplied or is unable to make or is delayed in making any repairs, replacements, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of Force Majeure.

          Section 25.2   Except where expressly set forth in this Lease to the
          ------------
contrary, if this Lease specifies a time period for the performance of an obligation by Landlord or Tenant, that time period shall be extended by the period of delay caused by Force Majeure.

                                  ARTICLE 26
                                  ----------

                   Assignment, Mortgaging, Subletting, Etc.
                   ----------------------------------------

          Section 26.1   (a) Tenant shall not, whether directly, indirectly,
          ------------
voluntarily, involuntarily, or by operation of law or otherwise (i) assign or otherwise transfer this Lease or the term and estate hereby granted or any interest herein or offer or advertise to do so, (ii) sublet the Premises or any part thereof, or offer or advertise to do so, or allow the same to be used, occupied or utilized by anyone other than Tenant, or (iii) mortgage, pledge, encumber, lien, grant a security interest in or otherwise hypothecate this Lease or the Premises or any interest therein or any part thereof in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord in accordance with this Article 26. Notwithstanding the foregoing, Tenant shall have the right to assign this Lease and/or sublet all or any part of the Premises to an Affiliate of Tenant, provided that promptly after any such assignment or subletting Tenant shall provide Landlord with (x) evidence reasonably satisfactory to Landlord of such affiliation and (y) a copy of the instrument effecting such assignment or subletting.

          (b) Landlord acknowledges that Tenant's business to be conducted in the Premises requires the installation in the

Premises of certain communications equipment by telecommunications customers of Tenant ("Customers") in order for such Customers to interconnect with Tenant's terminal facilities. Notwithstanding anything contained elsewhere in this
Article 26, Landlord agrees that its consent shall not be required for any license agreement or "colocation agreement" between Tenant and any such Customer for the purposes of permitting such a telecommunications connection, so long as
(i) such Customer agrees in writing (in a form approved by Landlord in advance in writing) to comply with all obligations imposed on Tenant under this Lease to the extent relating to the portion of the Premises in question (including, without limitation, insurance, waiver and indemnity requirements), and (ii) each such license or co-location agreement is in writing, is consistent with the provisions of this Lease and a copy of which shall be delivered to Landlord promptly after being executed by Tenant and such Customer. Provided that Tenant's transactions with Customers comply with items (i) and (ii) above, they need not comply with those requirements of this Article 26 regarding financial statements, advertising and minimum rental rates, nor shall Tenant be required to comply with the provisions of Section 26.12. Tenant shall be liable to Landlord for any violation by its Customers of any provisions of this Lease.

          Section 26.2   (a)  If Tenant is a corporation, partnership or other
          ------------
entity, the provisions of subdivision (a) of Section 26.1 shall apply to (i) a transfer of a fifty percent (50%) interest of the stock or beneficial ownership interest, as the case may be, of Tenant (however accomplished, whether in a single transaction or in a series of related or unrelated transactions), except that the transfer of the outstanding capital stock of any corporate tenant shall be deemed not to include the sale of such stock through the "over-the-counter market" or through any recognized stock exchange; (ii) a transfer of control of Tenant (other than pursuant to Section 26.2(a)(i)); (iii) a transfer by operation of law or otherwise, of Tenant's interest in this Lease; and/or (iv) any increase in the amount of issued and/or outstanding shares of capital stock of any corporate Tenant (or partnership interests of any partnership Tenant) and/or the creation of one or more additional classes of capital stock of any corporate Tenant (or partnership interests of any partnership Tenant) (however accomplished, whether in a single transaction or in a series of related or unrelated transactions), with the result that fifty percent (50%) of the beneficial and record ownership in and to such Tenant shall no longer be held by the beneficial and record owners of the capital stock of such corporate Tenant (or partnership interests in the case of a partnership) as of the date Tenant executed this Lease, except through a public offering of securities in the "over-the-counter" market or a recognized stock exchange; if the principal purpose of any transaction described in Section 26.2(a)(i), (ii), (iii) or (iv) is the acquisition of Tenant's interest in this Lease. Notwithstanding the above, the provisions of subdivision (a) of Section 26.1 shall not apply to transactions with a corporation or other entity into or with which Tenant is merged or consolidated or to which all or substantially all of Tenant's assets or to which fifty percent (50%) or more of the stock or beneficial ownership interest, as the case may be, of Tenant are transferred to a third party, provided that in any of such event the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles equal to or greater than the net worth of Tenant as of the date Tenant executed this Lease; provided, however,
                                                           --------  -------
that this exception shall not apply in the situation where Tenant is a shell corporation (i.e., either Tenant has no or minimal assets or all or substantially all of Tenant's assets are located at the Premises and it derives all or substantially all of its income from operations at the Premises). In the event that Tenant is a shell corporation, any such merger, consolidation or asset transfer shall be subject to Section 26.1.

          (b) Provided Tenant is not in default beyond the applicable cure period under this Lease, Tenant may, without Landlord's consent, assign its entire interest in this Lease and the leasehold estate hereby created to an Affiliate, provided an executed original of such assignment is, within 30 days after the commencement date thereof, delivered to Landlord and such assignment complies with the provisions of Section 26.4. The provisions of Section 26.5 shall not apply to any assignment made by Tenant pursuant to this Section 26.2(b). Such assignment may only be made upon the condition that it is not a "form over substance" transaction to avoid the otherwise applicable provisions of this Article 26.

          (c) Provided Tenant is not in default beyond the applicable cure period under this Lease, Tenant may, without Landlord's consent, sublet all or part of the Premises to any Affiliate of Tenant for any of the purposes permitted to Tenant; provided an executed original of such sublease is, within 30 days after the commencement date thereof, delivered to Landlord and such sublease shall expressly state it is subject and subordinated in all respects to this Lease and all the matters to which this Lease is subject and subordinate. The provisions of Section 26.5 shall not apply to any subletting made by Tenant pursuant to this Section 26.2(c). Such subletting may only be made upon the condition that it is not a "form over substance" transaction to avoid the otherwise applicable provisions of this Article 26.

          Section 26.3   If this Lease be assigned, whether or not in violation
          ------------
of the provisions of this Lease, Landlord may, after default by Tenant, and expiration of Tenant's time to cure such default, collect Rent from the assignee. If the Premises or any part thereof are sublet or used or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant, and expiration of Tenant's time to cure such default, collect Rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 26.1, or the acceptance of the assignee, subtenant or occupant as tenant, or as a release of Tenant from the performance by Tenant of Tenant's obligations under this Lease. The consent by Landlord to assignment, mortgaging, subletting or use or occupancy by others shall not in any way be considered to relieve Tenant from obtaining the express written consent of Landlord to any other or further assignment, mortgaging, subletting or use or occupancy by others not expressly permitted by this Article
26. References in this Lease to use or occupancy by others, that is anyone other than Tenant, shall not be construed as limited to subtenants and those claiming under or through subtenants but as including also licensees and others claiming under or through Tenant, immediately or remotely.

          Section 26.4   Any assignment or transfer, whether made with or
          ------------
without Landlord's consent pursuant to Section 26.1 or Section 26.2, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee shall assume Tenant's obligations hereunder and whereby the assignee shall agree that the provisions in Section 26.1 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer (including by way of asset transfer), whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Rent by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the Rent and for any other of Tenant's obligations hereunder. The joint and several liability of Tenant named herein and any immediate and remote successor in interest of Tenant (by assignment or otherwise), and the due performance of Tenant's obligations hereunder, shall not in any way be discharged, released or impaired by any (a) agreement which modifies any of the rights or obligations of the parties under this Lease, (b) stipulation which extends the time within which an obligation under this Lease is to be performed, (c) waiver of the performance of an obligation required under this Lease, or (d) failure to enforce any of the obligations set forth in this Lease.

          Section 26.5   Notwithstanding anything contained to the contrary in
          ------------
Sections 26.1 or 26.2, if Tenant shall at any time or times during the term of this Lease desire to assign this Lease (other than an assignment to be made pursuant to the second sentence in Section 26.2) or sublet all or part of the Premises, Tenant shall give notice thereof to Landlord, which notice shall be accompanied by (a) a conformed or photostatic copy of the proposed assignment or sublease, the effective or commencement date of which shall be at least twenty (20) Business Days after the giving of such notice, (b) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises, and (c) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report. Such notice shall not be deemed complete, and Landlord shall have no obligation to respond, unless such notice is accompanied by all of the items described in the immediately preceding sentence. Such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option, (i) sublease such space from Tenant upon the terms and conditions hereinafter set forth (if the proposed transaction is a sublease of part of the Premises for a term, including renewal options, which does not extend into the last two years of the term of this Lease), (ii) terminate this Lease (if the proposed transaction is an assignment or a sublease of all the Premises) or
(iii) terminate this Lease with respect to the space covered by the proposed sublease (if the proposed transaction is a sublease of part of the Premises other than a sublease referred to in clause (i) above). Said option may be exercised by Landlord by notice to Tenant at any time within twenty (20) Business Days after such notice has been given by Tenant to Landlord; and during such twenty (20) Business Day period Tenant shall not assign this Lease or sublet such space to any person.

          Section 26.6   If Landlord exercises its option to terminate this
          ------------
Lease in the case where Tenant desires either to assign this Lease or sublet all the Premises (other than as set forth in Section 26.2), then, the Expiration Date shall be the date that such assignment or sublet was to be effective or commence, as the case may be.

          Section 26.7   If Landlord exercises its option to terminate this
          ------------
Lease in part, in any case where Tenant desires to sublet part of the Premises, then, (a) the Expiration Date with respect to such part of the Premises shall be the date that the proposed sublease was to commence; (b) from and after such Expiration Date the Fixed Rent and Tenant's Proportionate Share shall be adjusted, based upon the proportion that the rentable area of the Premises remaining bears to the total rentable area of the Premises; and (c) Tenant shall pay to Landlord, upon demand, Landlord's charge for physically separating such part of the Premises from the balance of the Premises.

          Section 26.8   If Landlord exercises its option to sublet the
          ------------
portion(s) of the Premises which Tenant desires to sublet, such sublease to Landlord or its designee (as subtenant) shall be at the lower of (i) the rental rate per rentable square foot of Fixed Rent and Additional Rent then payable pursuant to this Lease, or (ii) the rentals set forth in the proposed sublease, and shall be for the same term as that of the proposed subletting, and:

          (a) Such sublease shall be expressly subject to all the terms of this Lease except such as are irrelevant or inapplicable, and except as otherwise expressly set forth to the contrary in this Section 26.8;

          (b) Such sublease shall be upon the same terms and conditions as those contained in the proposed sublease, except such as are irrelevant or inapplicable and except as otherwise expressly set forth to the contrary in this
Section 26.8;

          (c) Such sublease shall give the sublessee the unqualified and unrestricted right, without Tenant's permission, to assign such sublease or any interest therein and/or to sublet the space; covered by such sublease or any part or parts of such space;

          (d) Such sublease shall provide that the sublessee and/or any assignee or further subtenant of Landlord or its designee may, at the election of Landlord, be permitted to make alterations, decorations, and installations in such space or any part thereof, so long as such alterations, decorations and installations do not materially interfere with Tenant's use and quiet enjoyment of the remaining portion of the Premises, and shall also provide in substance that any such alterations, decorations and installations in such space made therein by the sublessee or any assignee or subtenant of Landlord or its designee may be removed, in whole or in part, by such sublessee, assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease, provided that such sublessee, assignee or subtenant, at its expense, shall repair any damage and injury to such space so sublet caused by such removal; and

          (e) Such sublease shall also provide that (i) the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties, (ii) any assignment or subletting by Landlord or its designee (as the subtenant) may be for any legal purpose or purposes that Landlord, in Landlord's reasonable discretion, shall deem suitable or appropriate (but no such use shall constitute a default by Tenant), (iii) Tenant, at Tenant's expense, shall and will at all times provide and permit reasonably appropriate means of ingress to and egress from such space so sublet by Tenant to Landlord or its designee, (iv) Landlord, at Tenant's expense, may make such alterations as may be required or deemed necessary by Landlord to physically separate the subleased space from the balance of the Premises, and (v) that at the expiration of the term of such sublease, Tenant will accept the space covered by such sublease in its then existing condition, subject to the obligations of the sublessee to make such repairs thereto as may be necessary to preserve the Premises demised by such sublease in good order and condition and subject to subdivision (d) above.

Tenant shall have no liability under this Lease with respect to such sublet space for the duration of such sublease.

          Section 26.9   In the event Landlord does not exercise its options
          ------------
pursuant to Section 26.5 to so sublet the Premises or terminate this Lease in whole or in part and providing that Tenant is not in default beyond any applicable cure period of any of Tenant's obligations hereunder, Landlord's consent (which must be in writing and in form satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided and upon condition that:

          (a) Tenant shall have complied with the provisions of Section 26.5 and Landlord shall not have exercised any of its options under said Section 26.5 within the time permitted therefor;

          (b) In Landlord's reasonable judgment the proposed assignee or subtenant is engaged in a business, and the proposed use is, in keeping with the then standards of non-institutional, non-governmental, first-class office buildings located in downtown Manhattan and the proposed use (i) is limited to the use expressly permitted under Article 5 and (ii) will not violate any negative covenant as to use contained in any other lease of space in the Building;

          (c) The proposed assignee or subtenant is a reputable person of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

          (d) Neither (i) the proposed assignee or subtenant nor (ii) any Affiliate of the proposed assignee or subtenant is then an occupant of any part of the Building;

          (e) The proposed assignee or subtenant is not a person with whom Landlord is then negotiating to lease space in the Building;

          (f) The proposed assignee or subtenant, or the business of such assignee or subtenant, is not subject to compliance with additional requirements of the Americans with Disabilities Act (and related regulations) beyond those requirements which are applicable to Tenant;

          (g) The form of the proposed sublease shall comply with the applicable provisions of this Article 26 and otherwise be reasonably acceptable to Landlord;

          (h) There shall not be more than one (1) subtenant (including Landlord or its designee, but excluding Customers pursuant to co-location agreements) of the Premises;

          (i) The amount of the aggregate rent be paid by the proposed subtenant is determined by arms-length negotiation and, in any event, the sublease is for neither materially more nor materially less space nor for a materially longer or materially shorter term (including any renewal, extension or surrender) than that contained in the notice given to Landlord pursuant to
Section 26.5 (when the same is required to be provided);

          (j) Tenant shall reimburse Landlord on demand for any reasonable costs that may be incurred by Landlord, in connection with said assignment or sublease, including, without limitation, the reasonable costs of making investigations as to the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred in connection with the granting of any requested consent;

          (k) Tenant shall not have (i) advertised or publicized in any way the availability of the Premises or any part thereof without prior notice to and approval by Landlord, which approval shall not be unreasonably withheld or delayed, nor shall any advertisement state the name (as distinguished from the address) of the Building or the proposed rental, or (ii) listed the Premises for subletting, whether through a broker, agent, representative, or otherwise at a rental rate less than the rate permitted by subdivision (i) of this Section 26.9; and

          (l) Prior to entry upon any portion of the Premises the proposed assignee or subtenant shall provide, and shall keep in force and effect during the term of this Lease, or the sublease, as the case may be, or during such assignee's or subtenant's occupancy of all or any portion of the Premises (whichever is longer), the insurance required by Article 17.

          Except for any subletting by Tenant to Landlord or its designee pursuant to the provisions of this Article 26, each subletting pursuant to this
Article 26 shall be subject to all the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such subletting to Landlord or any such subletting to any other subtenant and/or acceptance of Rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the Rent due and to become due hereunder and for the performance of all of Tenant's obligations hereunder and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of Tenant's obligations hereunder, and any such violation shall be deemed a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the Premises by Tenant or any person claiming through or under Tenant (except as provided in Section 26.8) shall or will be made except upon compliance with and subject to the provisions of this Article 26. If Landlord shall decline to give its consent to any proposed assignment or subtenant or if Landlord shall exercise any of its options under Section 26.5, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs and expenses (including reasonable counsel fees and disbursements, whether incurred by reason of a matter involving or between Landlord and Tenant, Landlord and any third party or otherwise) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

          Section 26.10  In the event that (a) Landlord fails to exercise any of
          -------------
its options under Section 26.5 and consents to a proposed assignment or sublease and (b) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within sixty (60) days after the giving of such consent, then, Tenant shall again comply with all the provisions and conditions of
Section 26.5 before assigning this Lease or subletting all or part of the Premises.

          Section 26.11  With respect to each and every sublease or subletting
          -------------
authorized by Landlord under the provisions of this Lease, it is further agreed:

          (a) The subletting shall be for a term ending prior to the Expiration Date.

          (b) No sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord.

          (c) Each sublease shall be deemed to provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that Section 27.4 shall govern in the event of termination, re-entry or dispossess by Landlord or Successor Landlord under this Lease.

          (d) Tenant agrees that if (i) the subtenant shall make an assignment of its property for the benefit of creditors or shall file a voluntary petition under any bankruptcy or insolvency Legal Requirement or an involuntary petition under any bankruptcy or insolvency Legal Requirement shall be filed against subtenant, or a petition shall be filed by or against the subtenant under the reorganization provisions of the United States Bankruptcy Code or under the provisions of any Legal Requirement of like import, or a receiver, trustee or liquidator shall be appointed for the subtenant or of or for the property of the subtenant (any such event referred to as a "Proceeding") and (ii) Tenant is in default hereunder beyond any applicable cure period, then in any such case, Landlord shall have the following rights, in addition to all of the other rights and remedies accorded to Landlord by this Lease and/or by applicable Legal Requirements, then: (1) Landlord shall be deemed to be Tenant's attorney-in-fact to act for and on behalf of Tenant in relation to such Proceeding and Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact for and on behalf of Tenant for such purpose; and/or (2) if Landlord is prohibited from or delayed in terminating this Lease and/or evicting such subtenant in the event that Landlord terminates this Lease and the term and estate hereby granted and elects not to have the subtenant attorn to Landlord, then Tenant shall be liable for any and all loss, liability, damages, costs and expenses (including reasonable counsel fees and disbursements, whether incurred by reason of a matter involving or between Landlord and Tenant, Landlord and any third party or otherwise) incurred by Landlord with respect thereto.

          Section 26.12  If Landlord shall give its consent to any assignment of
          -------------
this Lease or to any sublease, Tenant shall in consideration therefor pay to Landlord as Additional Rent:

          (a) in the case of an assignment, an amount equal to fifty percent (50~) of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including sums paid for the sale of all or any part of Tenant's Property (other than Tenant's telecommunications and associated support equipment), less, in the case of a sale thereof, the then depreciated cost thereof determined on the basis of Tenant's federal income tax returns), less reasonable brokerage, attorneys fees, fix-up, rent concessions, vacancy rent, sums paid for any previous lease of such assignee bought out or taken over by Tenant in order to consummate this assignment, and the like, plus any income received from any previous lease of such assignee bought out or taken over by Tenant); and

          (b) in the case of a sublease, fifty percent (50%) of any rent or other consideration payable under the sublease to Tenant by the subtenant in excess of the Fixed Rent and Additional Rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including sums paid for the sale or rental of all or any part of Tenant's Property (other than Tenant's telecommunications and associated support equipment), less, in the case of the sale thereof, the then depreciated cost thereof determined on the basis of Tenant's federal income tax returns), less reasonable brokerage, attorney's fees, fix-up, rent concessions, vacancy rent, sums paid on any previous lease of such subtenant sublet by Tenant in order to consummate this sublease, and the like, plus any income received from any previous lease of such subtenant bought out or taken over by Tenant). The sums payable under this Section 26.12(b) shall be paid to Landlord as and when received by Tenant.

                                  ARTICLE 27
                                  ----------

                                 Subordination
                                 -------------

          Section 27.1   This Lease is subject and subordinate in all respects
          ------------
to all ground leases and/or underlying leases now or hereafter covering the Real Property or any portion thereof (each, a "Superior Lease") and to all mortgages and trust indentures which may now or hereafter be placed on or affect such leases and/or the Real Property, or any part or parts of the Real Property, and/or Landlord's interest therein (each, a "Superior Mortgage"), and to each advance made and/or hereafter to be made under any such Superior Mortgage and to all renewals, modifications, consolidations, increases, recastings, replacements, extensions and substitutions of and for such Superior Leases and/or Superior Mortgages. This Section 27.1 shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute, at its sole cost and expense, and deliver within five (5) Business Days after demand therefor any certificate that Landlord and/or any lessor under any Superior Lease (each, a "Superior Lessor") and/or any holder of any Superior Mortgage (each, a "Superior Mortgagee") may reasonably request. Tenant hereby constitutes and appoints Landlord and/or any Superior Lessor and/or any Superior Mortgagee as Tenant's attorney-in-fact to execute and deliver any such certificate or certificates for and on behalf of Tenant in the event that Tenant fails to execute and deliver within such five
(5) Business Days any such certificate or certificates.

          Section 27.2   In the event of any act or omission of Landlord that
          ------------
would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not be entitled to exercise such right:

          (a) unless and until Tenant has given prompt written notice of such act or omission to each Superior Lessor and each Superior Mortgagee, whose name and address shall previously have been furnished to Tenant in writing; and

          (b) unless such act or omission shall be one which is not capable of being remedied by Landlord or such Superior Lessor or Superior Mortgagee within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Superior Lessor or such Superior Mortgagee shall have become entitled under such Superior Lease or such Superior Mortgage, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such Superior Mortgagee or

Superior Lessor shall with due diligence give Tenant written notice of its intention to, and shall commence and continue to, remedy such act or omission.

          Section 27.3   Tenant covenants that neither the termination of any
          ------------
Superior Lease or any Superior Mortgage, nor the institution of any suit, action or other proceeding by any Superior Lessor or any Superior Mortgagee to recover possession of the Premises leased or mortgaged under any such Superior Lease or any such Superior Mortgage or to realize on the mortgagor's interest under any such Superior Mortgage (provided that Tenant is not otherwise disturbed by such Superior Lessor or Superior Mortgagee) shall, by operation of law or otherwise, result in the cancellation or termination of this Lease (unless specific action is taken by such Superior Lessor or Superior Mortgagee to terminate this Lease) or the obligations of Tenant hereunder. If any Superior Lessor or Superior Mortgagee, or the purchaser upon any foreclosure sale or the grantee in a voluntary conveyance in lieu of foreclosure relating to such Superior Mortgage, or any designee of such Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession, or any action or proceeding relating to the termination of such Superior Lease, or foreclosure action or delivery of a new lease or deed, then, at the request of such party so succeeding to Landlord's rights (such party being sometimes hereinafter called a "Successor Landlord") and upon such Successor Landlord's written agreement to accept Tenant's attornment and to recognize this Lease and grant non-disturbance to Tenant, Tenant shall attorn to and recognize such Successor Landlord as Tenant's Landlord under this Lease, and shall promptly execute and deliver, at Tenant's sole cost and expense, any instrument that such Successor Landlord may reasonably request to evidence such attornment and none of the above-described successions shall, by operation of law or otherwise, result in the cancellation or termination of this Lease (unless such Successor Landlord, at its option, takes specific action to terminate this Lease in accordance with the applicable provisions of any recognition or non-disturbance agreement entered into between Tenant and any Superior Lessor or Superior Mortgagee, as the case may be) or the obligations of Tenant. In the event Successor Landlord requests Tenant to execute an attornment, Tenant shall acquire no rights with respect to said Successor Landlord until the attornment has been executed. Upon such attornment, this Lease shall continue in full force and effect as, or as if it were, a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants set forth in this Lease, except that the Successor Landlord shall not:

          (a) be liable for any previous act or omission of Landlord under this Lease;

          (b) be subject to any offset, not expressly provided for in this Lease, which shall have theretofore accrued to Tenant against Landlord; or

          (c) be bound by any agreement, modification, termination or surrender of this Lease which reduces Rent or charges payable under the Lease, shortens or lengthens the term of this Lease, increases the obligations of Landlord under this Lease or decreases the obligations of Tenant under this Lease, unless such modification or prepayment shall have been expressly approved in writing by any Superior Lessor or Superior Mortgagee through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease, as the case may be.

          Section 27.4   In the event of termination, cancellation, re-entry or
          ------------
dispossess by Landlord or a Successor Landlord under this Lease, Tenant shall, at Landlord's or the Successor Landlord's request, within five (5) Business Days after request therefor, execute an assignment by Tenant to Landlord or the Successor Landlord of Tenant's interest as sublessor under any subleases to this Lease, and Tenant hereby appoints Landlord or the Successor Landlord as Tenant's attorney-in-fact to execute any such assignment upon Tenant's failure or refusal to do so, within such five (5) Business Days, and shall execute any reasonably necessary documents to confirm said appointment upon Landlord's or the Successor Landlord's request in the event that Tenant fails to execute and deliver promptly any such assignment.

          At Landlord's or Successor Landlord's option, sublessee shall attorn to Landlord or the Successor Landlord, within five (5) Business Days after Landlord, within five (5) Business Days after Landlord or Successor Landlord recognizes this Lease and grants non-disturbance to Tenant, and upon such attornment the sublease shall continue in full force and effect as, or as if it were, a direct lease between Landlord or the Successor Landlord and sublessee upon all the terms, conditions and covenants set forth in, at Landlord's or Successor Landlord's option, this Lease or the sublease, except that Landlord or the Successor Landlord shall not:

          (a) be liable for any previous act or omission of sublessor under the sublease;

          (b) be subject to any offset, which shall have theretofore accrued to sublessee against sublessor; or

          (c) be bound by any agreement, modification, termination or surrender of this Lease which reduces Rent or charges payable under the Lease, shortens or lengthens the term of this Lease, increases the obligations of Landlord under this Lease or decreases the obligations of Tenant under this Lease, unless such modification or prepayment shall have been expressly approved in writing by the Landlord under this Lease, the Superior Lessor or the Superior Mortgagee through or by reason of which the Successor Landlord shall have succeeded to the rights of sublessor under the sublease, as the case may be.

          In the event that Landlord or a Successor Landlord, as the case may be, does not request Tenant to assign its interest in the sublease or have sublessee attorn to Landlord or the Successor Landlord, as the case may be, then Landlord or Successor Landlord, as the case may be, shall have the right to terminate the sublease immediately at any time after termination or cancellation of this Lease or re-entry or dispossess by Landlord or a Successor Landlord under this Lease.

          All subleases made in accordance with this Lease shall be subject to the above provision.

          Section 27.5   In the event any Superior Mortgagee (present or
          ------------
future) relating to the Premises and/or this Lease requests that (a) this Lease and Tenant's rights hereunder be made superior, rather than subordinate, to such Superior Mortgage and/or (b) Tenant enter into a non-disturbance and attornment agreement, then Tenant, within ten (10) Business Days after written request, will execute and deliver without charge such agreement(s) in such form(s) reasonably acceptable to such Superior Mortgagee.

          Section 27.6   At any time and from time to time (but not more than
          ------------
four times in any twelve (12) month period), upon not less than ten (10) Business Days' prior notice by Landlord to Tenant, Tenant shall execute, acknowledge and deliver to Landlord, or to anyone else Landlord shall designate, a statement of Tenant (or if Tenant is a corporation, an appropriate officer of Tenant) in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), specifying the dates to which the Fixed Rent, Additional Rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate Landlord is in default in performance of any provision of this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement so delivered may be relied upon by the person to whom the statement is addressed.

          Section 27.7   (a)  If, in connection with obtaining financing or
          ------------
refinancing for the Building, a banking, insurance or other recognized institutional lender shall request reasonable modifications to this Lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created. If Tenant fails or refuses to execute a document evidencing such modifications within twenty (20) days after request by Landlord, Landlord, in its sole discretion, shall have the right to either execute any instrument for and on behalf of Tenant as its attorney in-fact. In acknowledgement thereof, Tenant hereby appoints Landlord as its irrevocable attorney-in-fact to execute and deliver any such instruments required to carry out the intent of this
Section 27.7 for and on behalf of Tenant in the event that Tenant fails to execute and deliver promptly any such instruments.

          (b) Provided that such modifications comply with Section 27.7(a) it is hereby agreed that the following modifications shall be deemed examples of reasonable modifications for the purposes of this Section 27.7: (i) any reasonable change(s) to the subordination and attornment provisions of this Lease; (ii) any reasonable change(s) to the notice provisions of this Lease which require Tenant to give notice of any default by Landlord to the lender; or
(iii) any reasonable changes to the default provisions of this Lease which permit the lender to cure any defaults by Landlord together with the granting of such additional time to cure as may be reasonably required for Lender to get possession of the Building of which the Premises are a part.

          (c) It is further hereby agreed that the following modifications shall be deemed examples of unreasonable modifications to which the Tenant may refuse to agree without triggering Landlord's rights as set forth in this Section 27.7:
(i) any change(s) which increase any monetary obligations of Tenant or shorten the amount of time in which they must be performed; (ii) any change(s) which shorten the term of this Lease; (iii) any change(s) which modify any options of Tenant to renew this Lease as amended hereby; (iv) any change(s) which shorten the time within which Tenant must cure any Tenant default; (v) any change(s) that modify the subordination non-disturbance and/or attornment provisions of this Lease; (vi) any change(s) which modify the notice requirements of this Lease; or (vii) any change(s) which unreasonably interfere with Tenant's use of the Premises.

          Section 27.8   (a)  Landlord hereby represents that (i) there is no
          ------------
Superior Lessor and (ii) the current holder of record of an existing Superior Mortgage is Commerzbank Aktiengesellschaft.

          (b) Provided Tenant cooperates with Landlord, within a reasonable period of time after execution of this Lease not to exceed thirty (30) days, Landlord at its sole cost and expense shall obtain a non-disturbance agreement in favor of Tenant from the holder of the currently existing Superior Mortgage on such holder's then standard form. Tenant shall have the right to terminate this Lease in the event that such agreement is not executed and delivered by such holder within said thirty (30) day period by Tenant delivering notice of its election to so terminate within a reasonable period of time after the expiration of said thirty (30) day period.

          (c) Anything in this Article 27 to the contrary notwithstanding, this Lease shall not be subordinate to any future Superior Lease or future Superior Mortgage, unless and until there shall first be delivered to Tenant, a recognition or nondisturbance agreement in favor of Tenant from the future Superior Lessor and/or the future Superior Mortgagee, as the case may be, on such Superior Lessor's and/or Superior Mortgagee's then standard form.

                                   ARTICLE 28
                                   ----------

                       Building Name; Building Directory
                       ---------------------------------

          Section 28.1.  Landlord reserves the right to name the Building and to
          ------------
change the name or address of the Building at any time and from time to time in Landlord's sole discretion. Tenant agrees not to refer to the Building by any name or address other than as designated by Landlord.

          Section 28.1   In the event that Landlord installs a Building
          ------------
directory, Landlord may, at the request of Tenant, maintain listings on such Building directory of the names of Tenant and any other person in occupancy of the Premises or any part thereof as permitted hereunder, and the names of any officers or employees of any of the foregoing; provided, however, that the
                                               --------  -------
number of names so listed shall be in no greater proportion to the capacity of such Building directory as the aggregate number of square feet of rentable area of the Premises is to the aggregate number of square feet of rentable area of the Building. The listing of any name other than that of Tenant, whether on the doors of the Premises, on such Building directory, or otherwise, shall not operate to vest in said person any right or interest in this Lease or in the Premises or any portions thereof or be deemed to be the consent of Landlord (written or otherwise) mentioned in Article 26. It is expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

                                   ARTICLE 29
                                   ----------

                                     Vaults
                                     ------

          Section 29.1   No vaults, vault space or other space not within the
          ------------
property line of the Building shall be leased hereunder notwithstanding anything contained in or indicated on any sketch, blueprint or plan, or elsewhere in this Lease to the contrary. Landlord makes no representation as to the location of the property line of the Building. All vaults and vault space and all other space not within the property line of the Building, which Tenant may be permitted to use or occupy, are to be used or occupied under a license revocable by Landlord on five (5) days' notice to Tenant, and should any such license by revoked by Landlord, or should the amount of any such vaults, vault space or other space be diminished as required by any Legal Requirement or public utility, Landlord shall be without liability to Tenant. Any fee, tax or charge imposed by any governmental authority for any such vault, vault space or other space shall be paid by Tenant. Landlord shall have the right from time to time to substitute for the basement or concourse level space, if any, then occupied by Tenant, comparable space in the basement or concourse level, provided Landlord shall give Tenant at least thirty (30) days' notice of Landlord's intention so to do.

                                   ARTICLE 30
                                   ----------

                               Waivers by Tenant
                               -----------------

          Section 30.1   Tenant, for Tenant, and on behalf of any person
          ------------
claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any Legal Requirement to redeem the Premises or to have a continuance of this Lease for the full term hereby demised after Tenant is dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided or pursuant to any Legal Requirement. Tenant also waives the provisions of any Legal Requirement relating to notice and/or delay in levy of execution in case of an eviction or dispossess. If Landlord commences any summary proceeding, Tenant agrees that Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding unless Tenant may not, as a matter of New York procedural law, maintain a separate action. Tenant, recognizing that it was of paramount importance to Landlord in considering whether to enter into this Lease with Tenant, hereby agrees not to contest any summary proceeding brought by Landlord for holdover upon the expiration or sooner termination of this Lease or for non-payment of Rent unless Tenant may not, as a matter of New York procedural law, maintain a separate action.

                                   ARTICLE 31
                                   ----------

                            Waiver of Trial by Jury
                            -----------------------

          Section 31.1   It is mutually agreed by and between Landlord and
          ------------
Tenant that, except in the case of any action, proceeding or counterclaim brought by either of the parties against the other for personal injury or property damage, the respective parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of landlord and tenant, Tenant's use or occupancy of the Premises, and any emergency or any other statutory remedy.

                                   ARTICLE 32
                                   ----------

                   Lease Contains All Agreements - No Waivers
                   ------------------------------------------

          Section 32.1   This Lease contains all the covenants, agreements,
          ------------
terms, provisions and conditions relating to the leasing of the Premises hereunder, and Landlord has not made and is not making, and Tenant in executing and delivering this Lease is not relying upon, any warranties, representations, promises or statements, except to the extent that the same may expressly be set forth in this Lease.

          Section 32.2   The failure of Landlord to insist in any instance upon
          ------------
the strict performance of any provision of this Lease or to exercise any election herein contained shall not be construed as a waiver or relinquishment for the future of such provision or election, but the same shall continue and remain in full force and effect. No waiver or modification by Landlord or Tenant of any provision of this Lease or other right or benefit shall be deemed to have been made unless expressed in writing and signed by Landlord or Tenant, as the case may be. No surrender of the Premises or of any part thereof or of any remainder of the term of this Lease shall be valid unless accepted by Landlord in writing. Any claim which Landlord or Tenant may have against the other party for default in the performance of any of the non-monetary obligations herein contained to be kept and performed by such other party shall be deemed waived by such party unless such claim is asserted by written notice to such other party within one hundred eighty (180) days after such party becomes aware of the same, but in no event more than two (2) years after the Expiration Date. Any breach by Tenant of any provision of this Lease shall not be deemed waived by (a) the receipt and retention by Landlord of Rent from anyone other than Tenant or (b) the acceptance of such other person as a tenant or (c) a release of Tenant from the further performance by Tenant of the provisions of this Lease or (d) the receipt and retention by Landlord of Rent with knowledge of the breach of any provision of this Lease. No payment by Tenant or receipt or retention by Landlord of a lesser amount than any Rent herein stipulated shall be deemed to be other than on account of amounts owing to Landlord by Tenant, nor shall any endorsement or statement of any check or any letter accompanying any check or payment of such Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided. No executory agreement hereafter made between Landlord and Tenant shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such executory agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge or termination or effectuation of the abandonment is sought.

                                   ARTICLE 33
                                   ----------

                         Adjacent Excavation - Shoring
                         -----------------------------

          Section 33.1   If an excavation shall be made upon land adjacent to or
          ------------
under the Building, or shall be authorized to be made, Tenant shall at reasonable times and upon reasonable notice (except in the case of an emergency when no notice is required) afford to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as said person shall deem necessary or desirable to preserve the Building from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of Rent. Landlord shall use reasonable efforts to minimize interference with Tenant's use of the Premises in connection with the foregoing.

                                   ARTICLE 34
                                   ----------

                             Consents and Approvals
                             ----------------------

          Section 34.1   Wherever it is specifically provided in this Lease that
          ------------
a party's consent shall not be unreasonably withheld, a response to a request for such consent shall also not be unreasonably delayed. If either Landlord or Tenant considers that the other has unreasonably withheld or delayed such a consent, it shall so notify the other party within seven (7) days after receipt of notice of denial of the requested consent or, in case notice of denial is not received, within fifteen (15) days after making its request for the consent.

          Section 34.2   Tenant hereby waives any claim for damages against
          ------------
Landlord which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any consent or approval that, pursuant to specific provisions of this Lease, is not to be unreasonably withheld, nor shall Tenant claim any such damages by way of set-off, counterclaim or defense; provided, however, that if (a) any dispute arises
                         --------  -------
between Landlord and Tenant as to whether Landlord has unreasonably withheld any consent or approval to which consent or approval concerning subletting or assignment Landlord has agreed in this Lease to be reasonable in consenting thereto, (b) Tenant desires to litigate such dispute and (c) Tenant receives a decision of the court hearing such dispute that Landlord was not only unreasonable, but also acting arbitrarily or capriciously, then Landlord shall be (i) liable (subject to the provisions of Section 23.3) for the damages suffered by Tenant, as so found by such court and (ii) obligated to reimburse Tenant for Tenant's reasonable attorneys' fees and disbursements in connection with such litigation. However, if

Tenant does not receive such ruling from such court, then Tenant shall reimburse Landlord for Landlord's reasonable attorneys' fees and disbursements in connection with such litigation. Tenant agrees that if Tenant shall request such a consent from Landlord (in any area other than subletting or assignment where Landlord has agreed in this Lease to be reasonable in consenting thereto) and Landlord shall fail or refuse to give such consent or shall delay the giving of such consent, Tenant shall not be entitled to any damages for such withholding or delay, it being intended that Tenant's sole remedy shall be an action or proceeding for specific performance, injunctions or declaratory judgment.

          Section 34.3   Notwithstanding anything to the contrary provided in
          ------------
this Lease, except where any Superior Mortgagee or Superior Lessor unreasonably withholds its consent where it otherwise has an obligation to be reasonable, in any instance where the consent and/or approval of any Superior Mortgagee or any Superior Lessor is required hereunder or under the Superior Mortgage or Superior Lease (i) Tenant shall not be permitted to take the action or exercise the right requiring such consent and/or approval until it has obtained the consent and/or approval of the Superior Mortgagee or the Superior Lessor, (ii) Landlord shall not be required to give its consent and/or approval until and unless each Superior Mortgagee and/or Superior Lessor has given its consent and/or approval and (iii) Landlord shall not be found to have unreasonably withheld or delayed its consent and/or approval if any Superior Mortgagee or any Superior Lessor withholds or delays its consent and/or approval. Landlord agrees to use commercially reasonable efforts to seek such consent and/or approval if Landlord would otherwise consent in such instance, but shall be under no obligation to incur any expense in connection therewith.

          Section 34.4   Whenever, pursuant to this Lease or any Superior Lease
          ------------
or Superior Mortgage, Landlord's or any Superior Mortgagee's or any Superior Lessor's consent or approval, or the review or consideration by Landlord or any Superior Mortgagee or any Superior Lessor of any matter, is permitted, solicited or required prior to or in connection with any activity planned or undertaken by or on behalf of Tenant (other than with respect to co-location agreements pursuant to Section 26.1(b)), (a) Landlord, at Landlord's reasonable discretion, shall be entitled to engage such attorneys, accountants, architects, engineers and other professional consultants in connection with such consideration, review, consent or approval as Landlord deems reasonably necessary or desirable and (b) Tenant shall reimburse Landlord for all reasonable expenses, including the reasonable fees and disbursements of such attorneys and other professional consultants incurred by Landlord in connection with such consideration, review, consent or approval, or in conducting inspections of the Premises or other portions of the Real Property relating thereto or to

Tenant's obligations with respect to such activity or matter within twenty (20) days after Landlord's demand therefor.

                                   ARTICLE 35
                                   ----------

                                    Notices
                                    -------

          Section 35.1   (a)  Any notice, consent, approval, demand, statement,
          ------------
bill, request, or other communication given or required to be given under or in connection with this Lease or pursuant to any Legal Requirement ("Notice") shall be effective only if in writing addressed to the appropriate party as set forth below and sent either (i) by registered or certified mail, return receipt requested, (ii) by overnight delivery via U.S. Postal Service, Federal Express or other reputable overnight courier, with acknowledgement of delivery, or (iii) by hand delivery, with acknowledgement of receipt.

            ADDRESS FOR LANDLORD:

               1633 Broadway
               New York, New York 10019
               Attention:       Senior Vice President
                                Office Buildings

               with a copy at the same time to the same address
               Attention:       Regional Manager
                                New York Office Properties

               with a copy at the same time to:
               32 Old Slip
               c/o Building Office
               New York, New York 10005
               Attention:  Building Manager

            ADDRESS FOR TENANT:

               32 Old Slip
               New York, New York 10005
               Attention:

               with a copy at the same time to:
               200 North LaSalle Street
               Chicago, Illinois 60601
               Attention:  Chief Financial Officer

(or Tenant's address as hereinbefore set forth if delivered prior to the Term Commencement Date)

          (b) Either party may at any time change the address for such Notices by giving, as aforesaid, to the other party a Notice setting forth the changed address(es).

          (c) Any Notice shall be deemed to have been rendered or given (i) on the date delivered, if delivered by hand or by overnight delivery, or (ii) on the third (3rd) Business Day after the date mailed, if mailed as provided in this Section 35.1.

          (d) If the term "Tenant", as used in this Lease, refers to more than one person, any notice, consent, approval, demand or statement given as aforesaid to any one of such persons shall be deemed to have been duly given to Tenant.

          Section 35.2   Notwithstanding the provisions of Section 35.1 to the
          ------------
contrary, notices requesting after-hours or additional services pursuant to
Article 10 shall be given orally promptly followed by confirming hand delivery to the Building Manager or any other person in the Building designated by Landlord to receive such notices.

          Section 35.3   No act or failure to act on the part of Landlord which
          ------------
would entitle Tenant under the terms of this Lease, or by an applicable Legal Requirement, to be relieved of Tenant's obligations under this Lease or to terminate this Lease shall result in such relief or termination unless (a) Tenant shall have first given notice to any Superior Mortgagee or Superior Lessor of which Tenant has been notified has an interest in any of the Real Property and (b) such Superior Mortgagee or Superior Lessor, as the case may be, shall have failed or refused to correct or cure the condition complained of within a reasonable period of time thereafter. For the purposes of this Section 35.3, "reasonable period of time" means and includes a reasonable period of time to obtain possession of the Building and a reasonable period of time, under the circumstances, after so obtaining possession to correct or cure such condition.

                                   ARTICLE 36
                                   ----------

                                 Parties Bound
                                 -------------

          Section 36.1   The terms of this Lease shall bind and benefit the
          ------------
parties hereto and their respective successors, assigns and legal representatives with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article 26 shall operate to vest any rights in any successor, assignee or legal representative of Tenant and that the provisions of this Article 36 shall not be construed as modifying the conditions of limitation contained in Article
21. It is understood and agreed, however, that (i) Landlord's obligations hereunder shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Building, (ii) in the event of such a transfer said obligations shall thereafter be binding upon each transferee of such interest of Landlord herein named, but only with respect to the period ending with a subsequent transfer of such interest, and
(iii) a lease of the entire interest shall be deemed a transfer within the meaning of this Article 36.

          Section 36.2   The term "Landlord" as used in this Lease means only
          ------------
the owner, or the mortgagee in possession, for the time being, of the Land and Building (or the owner of a lease of the Building or the Land and Building), so that in the event of any sale or sales of the Land and Building or of said lease, or in the event of a lease of the Building, or of the Land and Building, the Landlord shall be and hereby is entirely freed and relieved of all of Landlord's obligations hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the Building, or of the Land and Building, that the purchaser or lessee has assumed and agreed to carry out any and all of Landlord's obligations hereunder, which obligations shall be deemed to be "covenants running with the land", it being intended that Landlord's obligations hereunder shall, as limited by this
Article 36, be binding on Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership.

          Section 36.3   No recourse shall be had on any of Landlord's
          ------------
obligations hereunder or for any claim based thereon or otherwise in respect thereof against any incorporator, subscriber to the capital stock, shareholder, officer or director, past, present or future, of any corporation or any partner of a partnership or joint venturer of a joint venture which shall be Landlord hereunder or included in the term "Landlord" or other holder of any equity interest in Landlord or of any successor of any such corporation, or against any principal, disclosed or undisclosed, or any Affiliate of any party which shall be Landlord hereunder or included in the term "Landlord", whether directly or through Landlord or through any receiver, assignee, trustee in bankruptcy or through any other person, firm or corporation, whether by virtue of any Legal Requirement or by enforcement of any assessment or penalty or otherwise, except to the extent of the interest of any of the foregoing in the Real Property, all such liability, except as aforesaid, being expressly waived and released by Tenant. Tenant shall look solely to Landlord's estate and interest in the Real Property for the satisfaction of any right of Tenant for the collection of a judgment or other judicial process or arbitration award requiring the payment of money by Landlord and no other property or assets of Landlord, Landlord's agents or Affiliates shall be subject to levy, lien, execution, attachment, or other enforcement procedure for the satisfaction of Tenant's rights and remedies under or with respect to this Lease, the relationship of landlord and tenant hereunder or under any Legal Requirement, or Tenant's use and occupancy of the Premises or any other liability of Landlord to Tenant.

          Section 36.4   Wherever Landlord has the right hereunder to do or
          ------------
refrain from doing any act or thing, Landlord shall be entitled to exercise such right, or cause the same to be exercised, by or through Landlord's agents and designees.

          Section 36.5   The term "Tenant" shall mean the Tenant herein named or
          ------------
any assignee or other successor in interest (immediate or remote) of the Tenant herein named, which at the time in question is the owner of Tenant's estate and interest granted by this Lease; but the foregoing provisions of this Section
36.5 shall not be construed to permit any assignment of this Lease or subletting of the Premises or to relieve Tenant herein named or any assignee or other successor in interest (whether immediate or remote) of Tenant herein named from the full and prompt performance of Tenant's obligations hereunder. No recourse shall be had on any of Tenant's obligations hereunder or for any claim based thereon or otherwise in respect thereof against any incorporator, subscriber to the capital stock, shareholder, officer or director, past, present or future, of any corporation or any partner of a partnership or joint venturer of a joint venture which shall be Tenant's hereunder or included in the term "Tenant" or other holder of any equity interest in Tenant or of any successor of any such corporation, or against any principal, disclosed or undisclosed, or any Affiliate of any party which shall be Tenant hereunder or included in the term "Tenant", whether directly or through Tenant or through any receiver, assignee, trustee in bankruptcy or through any other person, firm or corporation, all such liability, except as aforesaid, being expressly waived and released by Landlord.

          Section 36.6   The joint and several liability of Tenant and any
          ------------
immediate or remote successor in interest of Tenant, as applicable, and the due performance of Tenant's obligations hereunder shall not be discharged, released or impaired in any respect by (i) any agreement or stipulation made by Landlord extending the time of, or modifying this Lease, any of Tenant's obligations hereunder, (ii) any waiver or failure of Landlord to enforce any of Tenant's obligations hereunder, or (iii) the conversion of Tenant to a Partnership Tenant, an LLForm or any other partnership or corporate form which would otherwise limit the liability of Tenant or its partners, members or shareholders. The receipt and retention of Rent by Landlord shall not be deemed a waiver of any of the provisions of this Section 36.6.

          Section 36.7   If Tenant is or becomes a partnership (including a
          ------------
limited partnership or a limited liability partnership) (or is or becomes comprised of two (2) or more persons, individually and/or as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (including a limited partnership or a limited liability partnership) (or to two (2) or more persons, individually and/or as co-partners of a partnership) (any such partnership and such persons, a "Partnership Tenant"), the following provisions of this

Section 36.7 shall apply to such Partnership Tenant: (a) the liability of each of the general partners comprising Partnership Tenant shall be joint and several, and (b) each of the general partners comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to Landlord or renewing or extending this Lease and by any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant or by any of the general partners comprising Partnership Tenant, and (c) any Notices given or rendered to Partnership Tenant or to any of the general partners comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such general partners and shall be binding upon Partnership Tenant and all such general partners, and (d) if Partnership Tenant shall admit new general partners, all of such new general partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and (e) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new general partners, and upon demand of Landlord, shall cause each such new general partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new general partner shall assume performance of all of Tenant's obligations hereunder (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subdivision (d) of this Section 36.7).

          Section 36.8   If Tenant is or becomes a professional corporation, a
          ------------
limited liability company or a professional limited liability company (each, an "LLForm") or if Tenant is or becomes a Partnership Tenant which contains one or more LLForms as general partners, or if Tenant's interest in this Lease shall be assigned to one or more LLForms or a Partnership Tenant which contains one or more LLForms as a general partner, then the shareholder(s) or the member(s), as the case may be, of such LLForm(s) which are general partners of a Partnership Tenant shall have joint and several personal liability for the full performance of Tenant's obligations hereunder. Tenant shall, from time to time and within five (5) days after Landlord makes a request therefor, cause the shareholder(s) or the member(s) of any LLForm which is a general partner of a Partnership Tenant to execute such documents as Landlord requires to create and confirm the personal liability of such shareholder(s) or member(s), as the case may be.

          Section 36.9   Nothing contained in this Lease shall be deemed to
          ------------
confer upon any tenant, or anyone claiming under or through any tenant, any right to insist upon, or to enforce against Landlord or Tenant, the performance of Tenant's obligations hereunder.

                                  ARTICLE 37
                                  ----------

                                   Brokerage
                                   ---------

          Section 37.1   Tenant and Landlord each represents to the other that
          ------------
it has not dealt with any person or broker in connection with this transaction other than Grubb & Ellis New York, Inc. and agrees to defend, indemnify and hold harmless the other from any and all loss, liability, damages, costs and expenses suffered by the other through any breach of this representation, including reasonable counsel fees and disbursements (whether incurred by reason of a matter involving or between Landlord and Tenant, the other and any third party or otherwise). Landlord agrees to pay Grubb & Ellis New York, Inc. a commission in accordance with a separate agreement.

                                   ARTICLE 38
                                   ----------

                                 Miscellaneous
                                 -------------

          Section 38.1   Tenant shall not be entitled to exercise any right of
          ------------
termination, cancellation, or any other option granted to it by this Lease at any time when Tenant is in default beyond any applicable cure period in the performance or observance of any of Tenant's obligations hereunder.

          Section 38.2   Intentionally Omitted.
          ------------

          Section 38.3   Unless otherwise provided in this Lease, Tenant shall
          ------------
not occupy any space in the Building (by assignment, sublease or otherwise) other than the Premises hereby demised, except with the prior written consent of Landlord in each instance.

          Section 38.4   Intentionally Omitted.
          ------------

          Section 38.5   If Landlord shall consent to a request by Tenant for
          ------------
the omission or removal of any part of, or the insertion of any door or other opening in, any wall separating the Premises from adjoining space leased to another tenant, then (i) Tenant shall be responsible for all risk of damage to, or loss or theft of, property arising as an incident to such omission or removal or the use of such door or other opening, or because of the existence thereof, and shall indemnify and save Landlord harmless from and against any and all loss, liability, damages, costs and expenses incurred with respect to any claim, demand or action for, or on account of, any such loss, theft or damage, and (ii) in the event of the termination of this Lease or the lease of said other tenant, Landlord may enter the Premises and Landlord, at Tenant's sole cost and expense, may close up any door or other opening by erecting a wall to match the wall separating the Premises from said adjoining space, and Tenant shall not be entitled to any diminution or abatement of Rent or other compensation by reason thereof;

provided, however, that nothing herein contained shall be deemed to vest Tenant
--------  -------
with any right or interest in, or with respect to, said adjoining space, or the use thereof, and Tenant hereby expressly waives any right to be made a party to, or to be served with process or other notice under or in connection with, any proceeding or action which may hereafter be instituted by Landlord for the recovery of the possession of said adjoining space.

          Section 38.6   The submission by Landlord of this Lease in draft form
          ------------
shall be deemed submitted solely for Tenant's consideration and not for acceptance and execution. Such submission shall have no binding force or effect and shall confer no rights nor impose any obligations, including brokerage obligations, on either party unless and until both Landlord and Tenant shall have executed this Lease and duplicate originals thereof shall have been delivered to the respective parties.

          Section 38.7   It is acknowledged and agreed that in the preparation
          ------------
of this Lease, indistinguishable contributions were made by representatives of both Landlord and Tenant and that, accordingly, Landlord and Tenant each waives any and all rights, either at law or in equity, to have this Lease or any part thereof interpreted in favor of one party over the other.

          Section 38.8   If any of the provisions of this Lease, or the
          ------------
application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by any Legal Requirement.

          Section 38.9   Tenant hereby represents and warrants to Landlord that
          ------------
it is duly formed and in good standing, and has full corporate or partnership power and authority, as the case may be, to enter into this Lease and has taken all corporate or partnership action, as the case may be, necessary to carry out the transaction contemplated herein, so that when executed, this Lease constitutes a valid and binding obligation enforceable in accordance with its terms. Tenant shall provide Landlord with corporate resolutions or other proof in a form acceptable to Landlord, authorizing the execution of the Lease at the time of such execution.

          Section 38.10  Tenant hereby represents to Landlord that it is not
          -------------
entitled, directly or indirectly, to diplomatic or sovereign immunity and Tenant agrees that in all disputes arising out of this Lease, Tenant shall be subject to service of process in the State of New York and to the jurisdiction of the state and federal courts located in the State of New York.

          Section 38.11  This Lease shall be governed in all respects by the law
          -------------
of the State of New York applicable to agreements entered into and to be performed entirely within said state.

          Section 38.12  No receipt of moneys by Landlord from Tenant, after the
          -------------
cancellation or termination of this Lease in any lawful manner, shall reinstate, continue or extend the term, or affect any Notice theretofore given to Tenant or operate as a waiver of the right of Landlord to enforce the payment of Rent then due or thereafter falling due or operate as a waiver or the right of Landlord to recover possession of the Premises by proper suit, action, proceedings or other remedy; it being agreed that, after the service of notice to cancel or terminate as herein provided and the expiration of the time therein specified, after the commencement of any suit, action, proceedings or other remedy, or after a final order or judgment for possession of the Premises, Landlord may demand, receive and collect any moneys due, or thereafter falling due, without in any manner affecting such notice, suit, action, proceedings, order or judgment; and any and all such moneys so collected shall be deemed to be payments on account of the use and occupation of the Premises, or at the election of Landlord, on account of Tenant's liability hereunder.

                                   ARTICLE 39
                                   ----------

Article Headings; Certain Definitions; Construction of Terms
------------------------------------------------------------

          Section 39.1   The Article headings, Table of Contents, and Index of
          ------------
Defined Terms of this Lease are provided for convenience only and are not to be considered in construing the same.

          Section 39.2   All capitalized terms used in this Lease, or in the
          ------------
Rules and Regulations, the Construction Rules and Regulations or the Exhibits attached hereto, shall have the meanings ascribed thereto in this Lease, or in such Rules and Regulations, Construction Rules and Regulations, or Exhibits, as the case may be, unless the context clearly indicates the contrary.

          Section 39.3   For the purposes of this Lease (and the Rules and
          ------------
Regulations, Construction Rules and Regulations, and Exhibits attached hereto), unless the context otherwise requires:

          (a) "Affiliate" shall mean, with respect to any person, any other person controlled by, under common control with or which controls such person and, for the purposes of the foregoing, control shall mean the ownership of a fifty percent (50%) or greater voting or ownership interest, the right to elect a majority of the Board of Directors or the right to make management decisions.

          (b) "Business Days" shall mean all days other than Saturdays, Sundays and Holidays.

          (c) "Business Hours" shall mean the hours of 8:00 A.M. to 6:00 P.M. on Business Days.

          (d) "Force Majeure" shall mean, whether in connection with a drought, energy shortage or other like event or otherwise, (i) accidents, strikes or labor troubles, (ii) governmental preemption in connection with a national emergency, (iii) conditions of supply and demand which have been or are affected by war or other emergency, (iv) fire, casualty or other acts of God, or (v) any other cause whatsoever beyond Landlord's reasonable control.

          (e) "Holidays" shall mean all days observed by the state or federal government as legal holidays, and shall include in any event (whether or not observed as state or federal government legal holidays), New Year's Day, Martin Luther King's Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day and Christmas Day.

          (f) "Insurance Requirements" shall mean all requirements and recommendations of any insurance policy covering or applicable to Landlord or Tenant, the Real Property, the Building, the Land, the sidewalks, curbs or areas adjacent to the Building or the Land, the Premises, this Lease, or any part of any of them, or the use thereof, all requirements and recommendations of the issuer of any such policy and all orders, rules, regulations, recommendations and other requirements of the National Board of Fire Underwriters, the New York Board of Fire Underwriters, the New York Fire Insurance Rating Organization, the Insurance Service Office or any other similar organization or body exercising the same or similar functions and having jurisdiction or cognizance over Landlord or Tenant, the Real Property, the Building, the Land, the sidewalks, curbs or areas adjacent to the Building or the Land, the Premises, this Lease, or any part of any of them, or the use thereof.

          (g) "Legal Requirements" shall mean laws, statutes, codes, ordinances, rules, orders, regulations, directives and any other requirements and/or provisions (including building codes and zoning regulations and ordinances) of all federal, state, county, city and borough legislatures, councils, courts, departments, bureaus, boards, agencies, offices, commissions and any other subdivisions thereof, or of any official thereof, or of any other governmental, public or quasi-public authority, whether now or hereafter in force, which may be or become applicable to Landlord or Tenant, the relationship of landlord and tenant, the Real Property, the Building, the Land, the sidewalks, curbs or areas adjacent to the Building or the Land, the Premises, this Lease, or any part of any of them (whether or not the same may be valid) and all requirements, obligations and conditions of all instruments of record on the date hereof.

          (h) "Legal and/or Insurance Requirements" shall mean all Legal Requirements and/or Insurance Requirements, as the case may be.

          (i) "Rights" shall mean rights, remedies, powers and privileges.

          Section 39.4   For the purposes of this Lease (and the Rules and
          ------------
Regulations, Construction Rules and Regulations, and Exhibits attached hereto), unless the context otherwise requires:

          (a) The words "include", "including" and "such as" shall be construed as if followed by the phrase "without being limited to."

          (b) The words "Rent" or "Rents" shall include Fixed Rent, Additional Rent and any other charge payable by Tenant to Landlord hereunder.

          (c) The words "herein", "hereof", "thereby", "hereunder", and words of similar import shall be construed to refer to this Lease as a whole and not to any particular Article, Section or Subsection unless expressly so stated.

          (d) The words "Landlord's agents", "Tenant's agents", "its agents" or "their agents", or words of similar import, shall mean all incorporators, shareholders, partners, principals (disclosed or undisclosed), officers, directors, agents, contractors, servants and employees of Landlord, Tenant or any other party referred to, as the case may be, and the incorporators, shareholders, partners, principals (disclosed or undisclosed), officers, directors, agents, contractors, servants and employees of any of their agents, as the case may be.

          (e) The word "person" shall be deemed to include individuals, corporations, partnerships, firms, associations and any other legal entities.

          (f) The phrase "obligations under this Lease", and words of similar import, shall mean the covenants to pay Rent and all of the other terms of this Lease and any renewals or extensions thereof. The phrases "Tenant's obligations hereunder", and words of similar import, and "Landlord's obligations hereunder", and words of similar import, shall mean the obligations under this Lease which are to be performed or observed by Tenant or Landlord, as the case may be. Reference to "performance" of either party's obligations under this Lease, and words of similar import, shall be construed as "performance and observance." Any provision in this Lease that one party or the other or both shall do or perform or not do or perform or shall cause or permit or not cause or permit a particular act, condition or circumstance shall be deemed to mean that such party covenants or both parties so covenant, as the case may be. Tenant's and Landlord's obligations hereunder shall be construed in every instance as conditions as well as separate and independent covenants, not dependent upon any of the other terms of this Lease.

          (g) The phrases "the terms of this Lease" or "the terms of this Article" (or Section or Subsection), or phrases of similar import, shall be deemed to include all terms, conditions, covenants, provisions, obligations, limitations, restrictions, reservations, rights and agreements set forth in this Lease or such Article (or Section or Subsection), as the case may be.

          (h) Any words referring to the expiration, termination or cancellation of this Lease shall include the expiration or sooner termination or cancellation of this Lease, or any renewal or extension thereof, and the term and estate hereby granted pursuant to any of the provisions of this Lease or pursuant to any Legal Requirement. Upon such expiration, termination or cancellation, the term and estate hereby granted shall end at midnight on the date set forth for such expiration, termination or cancellation (the "Expiration Date"), and neither party shall have any further obligation or liability to the other after such Expiration Date except (i) as expressly provided in this Lease and (ii) for such obligations which by their nature or under the circumstances can only be, or by the provision of this Lease may be, performed after the Expiration Date. Any liability of Tenant for payment of Rent or damages which shall have accrued with respect to any period ending on the Expiration Date shall survive the expiration, termination or cancellation of this Lease. If the last day of the term of this Lease falls on Sunday or a Holiday, this Lease shall expire on the business day immediately preceding. The Fixed Rent and escalations for Operating Expenses and Real Estate Taxes payable hereunder shall be apportioned as of the Expiration Date.

          (i) Reference to Tenant or Landlord being "in default hereunder", or words of similar import, shall mean that Tenant or Landlord, as the case may be, is in default in the performance of one or more of Tenant's or Landlord's, as the case may be, obligations under this Lease.

          (j) Words and phrases used in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

          (k) The rule of "ejusdem generic" shall not be applicable to limit a general statement following or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned.

          (l) All references in this Lease to numbered or lettered Articles, Sections, Subsections and Exhibits are references to Articles, Sections and Subsections of this Lease, and Exhibits attached to (and thereby made part of) this Lease, as the case may be, unless the context clearly indicates the contrary.

                                   ARTICLE 40
                                   ----------

                                Security Deposit
                                ----------------

          Section 40.1   Simultaneously with the execution and delivery of this
          ------------
Lease by Tenant, Tenant has deposited with Landlord the sum of Fifty-Five Thousand Seven Hundred Eighteen and 67/100 Dollars ($55,718.67), as security for the full and faithful performance by Tenant of Tenant's obligations hereunder; it being expressly understood and agreed that Tenant shall pay Rent for the last calendar month of the term hereof, or of any renewals or extensions terms, promptly on the first day of such month.

          If Tenant shall fail to perform or observe, or shall breach or violate beyond any applicable cure period, any of Tenant's obligations hereunder, including the payment of Fixed Rent or Additional Rent or any other charges, Landlord may use, apply or retain the whole or any part of such deposit to the extent required for the payment of any such Fixed Rent or Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's non-performance, non-observance, breach or violation of any of Tenant's obligations hereunder, including any damages or deficiency in the re-letting of the Premises, whether such damages or deficiency accrues before or after summary proceedings or other re-entry by Landlord.

          Section 40.2   Landlord shall not be required so to use, apply or
          ------------
retain the whole or any part of said deposit, but if the whole or any part thereof is so used, applied or retained, Tenant shall, within five (5) Business Days after demand, deposit with Landlord a sum equal to the amount so used, applied or retained. If Tenant shall fully and faithfully comply with all of Tenant's obligations hereunder, the deposit or any balance thereof remaining shall be returned to Tenant after the Expiration Date and after delivery of entire possession of the Premises to Landlord. Landlord shall not be required to pay Tenant any interest on said security deposit.

          Section 40.3   In the event of a sale, transfer or lease of the Land
          ------------
or a sale, transfer or lease of the Land and/or the Building or a sale or transfer of any such lease, Landlord shall transfer or assign the security so deposited or any balance thereof remaining to the vendee, transferee or lessee, as the case may be, and Landlord shall thereupon be released from all liability for the return of such security, and Tenant, in each such instance, shall look solely to each vendee, transferee or lessee, as the case may be, for the return of such security. It is further agreed that the provisions hereof shall apply to every such sale, transfer or lease and to every such transfer or assignment made of such security.

          Section 40.4   Tenant shall not assign or encumber or attempt to
          ------------
assign or encumber any security deposited hereunder and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

                                   ARTICLE 41
                                   ----------

                                Quiet Enjoyment
                                ---------------

          Section 41.1   Landlord covenants that if and so long as Tenant keeps
          ------------
and performs all of Tenant's obligations hereunder, Tenant shall quietly enjoy the Premises without hindrance or molestation by Landlord or by any other person lawfully claiming the same, subject to the provisions of this Lease and, subject to Article 27, to any Superior Lease and/or any Superior Mortgages.

                                   ARTICLE 42
                                   ----------

                           Telecommunications Conduit
                           --------------------------

          Section 42.1   Landlord hereby leases to Tenant, as part of the
          ------------
Premises for the term of this Lease, the conduit space described below (the "Conduit Space"). Tenant shall use the Conduit Space solely for telecommunications cable to connect the Premises to the premises in the Building of other telecommunications companies and/or Tenant's customers that lease space on the floors of the Building through which the Conduit Space passes. Any such connection shall require the mutual written agreement of Tenant and such other telecommunications companies and/or such customers. The Conduit Space shall be contained within an up to 2" conduit running from the subcellar through the 5th Floor. The conduit from the subcellar through the 5th Floor runs through conduit closets on the north side of each Floor. Access to the conduit closet on each such Floor shall, at Landlord's election, be restricted so that no entry to the closet will be permitted unless Landlord's designated contractor or other representative is present. Landlord may require any installation of cable in the Conduit Space or any connection of Tenant's cable to the Premises or cable of other tenants in the Building to be performed by contractors selected by Tenant and approved by Landlord. All costs of such running of conduit, installations, connections and the ongoing use and maintenance of such items shall be at Tenant's sole cost and expense. Tenant shall pay Landlord any reasonable costs reasonably incurred by Landlord in connection with such running of conduit, installations, connections and ongoing use and maintenance within thirty (30) days after Landlord's delivery to Tenant of a bill for such items. Any use by Tenant under this Article 42 of the Conduit Space and cable, connecting lines, conduit and/or interduct shall comply with all applicable Legal and/or Insurance Requirements, the other provisions of this Lease, and such Building rules and regulations as are adopted by Landlord from time to time, and shall not interfere in any way with the operation of the Building or with the use by any other tenant of the Building of such tenant's premises or the common areas of the Building. All required cabling, connecting lines, conduit and/or interduct shall be installed out of sight. Prior to any installation of cable, connecting lines, conduit and/or interduct in the Conduit Space or connecting lines to the Premises or the premises of other tenants, Tenant shall obtain Landlord's written approval as set forth in Article 8 as if the Conduit Space were part of the Premises, and in the case of connecting lines to the Premises or cable systems of another tenant, obtain the written consent of such other tenant to the work.

          Section 42.2   Tenant agrees to pay Landlord Additional Rent for the
          ------------
Conduit Space used to connect with conduit the Premises to the premises in the Building of Tenant's customers, which initially shall be a one-time payment of $4,500.00. Such $4,500.00 shall be due and payable upon Tenant's first use of the Conduit Space to so connect with conduit. (No portion of such payment shall be refundable if the Lease is terminated for any reason.) Thereafter, the Additional Rent for the Conduit Space used to connect with conduit the Premises to the premises in the Building of Tenant's customers shall be $250.00 per month during the remaining term of this Lease, subject to adjustment as provided below. Such Additional Rent shall be due and payable to Landlord on the first day of each month or portion of a month throughout the term of this Lease, together with Tenant's Fixed Rent and other monthly charges, with the first such installment of Additional Rent due on the Rent Commencement Date. The amount of such monthly conduit rent shall be adjusted annually in accordance with the percentage increase of the revised "Consumer Price Index for Urban Wage Earners and Clerical Workers" (1982-84=100) specified for "All Items", published by the Bureau of Labor Statistics of the U.S. Department of Labor, relating to New York, N.Y. and Northeastern N.J., for urban wage earners and clerical workers, between the date of such adjustment and the date such monthly conduit rent was last adjusted (or the Term Commencement Date, if such monthly conduit rent has not previously been adjusted). In the event that Tenant elects to connect the Premises to the premises in the Building of Tenant's customers by means other than conduit, Landlord agrees that there shall be no initial or monthly conduit rent therefor. Landlord may place reasonable limitations and/or restrictions on Tenant's use of such other means of connection.

          Section 42.3   Landlord agrees that there shall be no initial or
          ------------
monthly conduit rent for the Conduit Space used to connect, with either conduit or interduct, the Premises to the premises in the Building of other telecommunications companies, but only if such conduit is run (i) between the 4th and 5th Floors of the Building, (ii) between the 4th Floor of the Building and any other Floor of the Building designated by Landlord in its sole discretion as a telecommunications floors, (iii) from the subcellar to the 4th Floor of the Building and/or (iv) with Landlord's reasonable consent. Landlord may place reasonable limitations and/or restrictions on Tenant's use of interduct in the Building.

          Section 42.4   Tenant hereby agrees to defend, indemnify and hold
          ------------
harmless the Indemnitees from and against any and all claims (including but not limited to claims for bodily injury or property damage), actions, mechanic's liens, losses, liabilities, and expenses (including reasonable attorney fees and reasonable costs of defense by Landlord's legal counsel), which may arise from Tenant's installation, operation, use, maintenance or removal of cable, connecting lines, conduit and/or interduct pursuant to this Article 42. Similarly, Tenant shall pay, within twenty (20) days after demand, by Landlord the reasonable costs to repair any damage to the Building caused by such installation, operation, use, maintenance or removal, except to the extent any such costs are caused by the negligence or willful misconduct of the Indemnitees or their agents. Tenant hereby waives and releases the Indemnitees from any claims Tenant may have at any time (including but not limited to claims relating to interruptions in services) arising out of or relating in any way to the installation, operation, use, maintenance or removal of cable, connecting lines, conduit and/or interduct described in this Article 42, except to the extent caused by the negligence or willful misconduct of the Indemnitees. In no event shall any Indemnitee be liable to Tenant for lost profits or consequential, incidental or punitive damages of any kind.

          Section 42.5   Tenant agrees that, upon the expiration or termination
          ------------
of the Lease, Tenant (or, at Landlord's election, the contractor designated by Landlord) shall promptly remove, at Tenant's sole cost and expense, all cable, connecting lines, conduit, interduct and other installations installed under this Article 42 (excepting the interduct and conduit themselves, which shall remain the property of Landlord), and restore those portions of the Building damaged by such removal to their condition immediately prior to the removal of such items. If Tenant fails to promptly remove all such items pursuant to this
Section 42.5, or if Landlord elects to have such work performed by Landlord's contractor, Landlord may remove such items installed hereunder, and restore those portions of the Building damaged by such removal to their condition immediately prior to the installation, in which case Tenant agrees, within twenty (20) days after demand, to pay Landlord's reasonable costs of removal and restoration, including Landlord's reasonable administrative fee.

          Section 42.6   Except as explicitly provided otherwise herein,
          ------------
Tenant's obligations under this Article 42 for the protection of the Building, the Indemnitees, and third parties, including, without limitation, Tenant's obligations regarding maintenance, repairs, mechanics' liens, insurance, reasonable attorneys' fees and costs of suit, shall apply in the same fashion with respect to Tenant's use of the Conduit Space and the cable, connecting lines, conduit and/or interduct described in this Article 42 as they do with respect to Tenant's use of the rest of the Premises.

                                   ARTICLE 43
                                   ----------

                              Emergency Generator
                              -------------------

          Section 43.1   The parties acknowledge that Landlord will install an
          ------------
Emergency Generator on the 3rd floor of the Building. Tenant is granted the right to use in common with others 350 kilowatts of emergency power from such Emergency Generator in the event of an interruption of normal electrical service to the Premises during the term of this Lease, provided that: (a) Tenant pays Landlord, a one-time fee, as Additional Rent, in an amount equal to $500.00 per kilowatt of emergency power so reserved (i.e., Tenant's proportionate share, based on kilowatts of emergency power reserved, of the cost of installing the Emergency Generator), bearing interest at the rate of nine percent (9%) per annum, payable in twenty-four (24) equal consecutive monthly installments commencing on the Term Commencement Date; and (b) Tenant pays Landlord, as Additional Rent, a monthly sum in an amount reasonably determined by Landlord in good faith based on the amount of emergency power reserved by Tenant, and Landlord's costs of operation, use, maintenance, fuel, oil, governmental permits, licenses and fees, insurance, Landlord's profit and administration and other expenses relating to the Emergency Generator. Tenant shall also pay the costs to connect the Premises to the Emergency Generator as described in Section 43.4.

          Section 43.2   Each such payment described in Subsection 43.1(c) shall
          ------------
be due on the first day of each month or portion of a month throughout the term of this Lease, together with Tenant's Fixed Rent and other monthly charges, with the first such payment due on the Rent Commencement Date. Such monthly amount may be adjusted annually, in Landlord's reasonable discretion, during the term of this Lease. If any bill rendered by Landlord for such monthly amount is not paid within the period hereinabove specified, Landlord may, upon ten (10) days' prior notice, discontinue Tenant's access to the Emergency Generator without releasing Tenant from any liability under this Lease and without Landlord or any agent of Landlord incurring any liability for any loss or damage sustained by Tenant by reason of such discontinuance of access.

          Section 43.3   Tenant's use of such emergency power shall be in
          ------------
accordance with such reasonable rules and regulations as may be established by Landlord from time to time.

          Section 43.4   Landlord shall repair and maintain the Emergency
          ------------
Generator, provided that Tenant shall reimburse Landlord, within twenty (20) days after demand, as Additional Rent, for the cost of any repairs or extraordinary maintenance for the Emergency Generator necessitated by acts of Tenant, Tenant's Affiliates, assignees, sublessees, licensees or invitees, or the agents of any of them. In addition, any installation of equipment, wiring or cabling in the Premises or the Building for the purpose of enabling Tenant to access the Emergency Generator shall be performed by or under the terms of this Lease, Landlord will either (x) reserve such number of kilowatts of emergency power from such Emergency Generator for Tenant's use at the rates described in
Section 43.1(a) and (b), or (y) if no more capacity is available from such Emergency Generator, (i) be reasonable in considering whether to install an additional emergency generator, at Tenant's sole cost and expense, in a location in the Building designated by Landlord and (ii) if Landlord reasonably determines to install such additional emergency generator, install such emergency generator within a reasonable period of time thereafter.

                                   ARTICLE 44
                                   ----------

                                Extension Option
                                ----------------

          Section 44.1 Subject to the provisions of Section 44.1(e), Tenant shall have the right to extend the term of this Lease with respect to the Premises then subject to this Lease for the Extension Term (herein so called) upon and subject to the following terms and conditions:

          (a) Tenant may extend this Lease for an Extension Term of five (5) years by Tenant's giving written notice thereof to Landlord no later than twelve
(12) months prior to the expiration of the original term of this Lease of this Lease. The Extension Term shall commence immediately upon the expiration of the original term and upon exercise of such extension option, the "Expiration Date" of the term shall automatically become the last day of the Extension Term.

          (b) The exercise by Tenant of an extension option set forth herein must be made, if at all, by written notice executed by Tenant and delivered to Landlord on or before the date set forth hereinabove. Once Tenant exercises an extension option, Tenant may not thereafter revoke such exercise. Tenant's failure to exercise timely the extension option for any reason whatsoever shall conclusively be deemed a waiver of such option.

          (c) Tenant shall take the Premises "AS-IS" for the Extension Term and Landlord shall have no obligation to make any improvements or alterations to the Premises.

          (d) Fixed Rent for the Extension Term shall be equal to the greater of
(i) the Fair Market Rental as of the commencement of the applicable Extension Term, multiplied by the net rentable area of the Premises or (ii) the annualized Rent for the last full calendar month immediately preceding the commencement of the Extension Term.

          (e) The extension option described in this Article 44 shall be void and of no further force or effect if, at any time prior to the commencement of any Extension Term, Tenant has assigned this Lease or has sublet all or substantially all of the Premises to any entity other than an Affiliate of Tenant. In addition, Tenant shall not have the right to exercise an extension option if a default under this Lease has occurred and is continuing beyond any applicable cure period. Tenant's right to extend the term for any Extension Term shall be revoked if a default has occurred and is continuing beyond any applicable cure period immediately prior to the commencement of such Extension Term.

          (f) Except as set forth in this Article 44, the leasing of the Premises for each Extension Term shall be upon the same terms and conditions as are applicable for the original term, and shall be upon and subject to all of the provisions of the Lease.

          (g) (i) As used herein, "Fair Market Rental" shall mean the higher fair market base rental value per annum per rentable square foot, as of the commencement date of the Extension Term and continuing for the entire length of the Extension Term, for either Tenant's use or regular office use. The base rental value described in the preceding sentence is to be determined by calculating the rental rate that a willing and comparable tenant would pay and a willing and comparable landlord of a first-class office building in downtown Manhattan would accept (as of the commencement date of the Extension Term) at arms-length, for non-sublease, non-encumbered, non-equity initial space, for a five (5) year term, giving appropriate consideration to all relevant factors, including, without limitation, the physical condition of the space upon delivery (i.e., the value shall reflect the then "AS-IS" condition of such space). Fair
 ----
Market Rental shall be determined with a Base Year Operating Expense equal to the Operating Expenses for the Operation Year ending December 31 of the year during which the Extension Term commencement date occurs and the Real Estate Tax Base equal to one-half of the aggregate of (x) the Real Estate Taxes for the Tax Year ending on June 30 of the year during which the Extension Term commencement date occurs and (y) the Real Estate Taxes for the Tax Year ending on June 30 of the immediately following year.

          (ii) Within twenty (20) days after Tenant's receipt of Landlord's notice specifying the Fair Market Rental as determined by Landlord in accordance with this Section 44.1(g), Tenant shall give Landlord written notice of its acceptance or challenge of Landlord's determination of the Fair Market Rental; provided, however, that if Tenant fails to respond within such twenty (20) day
--------  -------
period, Tenant shall be deemed to have rejected such determination of Landlord, and if Tenant timely challenges Landlord's determination of the Fair Market Rental or is deemed to have rejected such determination of Landlord, Landlord and Tenant shall endeavor to reach an agreement as to the Fair Market Rental within fifteen (15) days after the expiration of such twenty (20) day period for challenge. If Landlord and Tenant are unable to reach an agreement as to the Fair Market Rental within said time period, they each shall immediately thereafter select an appraiser, each of whom shall be a licensed real estate broker or an MAI-certified real estate appraiser with a minimum of ten (10) years' experience in the downtown Manhattan office market, who shall determine the Fair Market Rental. The appraisers shall be instructed to complete the appraisal procedure and to submit their written determinations to Landlord and Tenant within thirty (30) days after their selection. In the event that the higher of the two appraisals is less than or equal to one hundred five percent (105%) of the lower appraisal, the Fair Market Rental shall be the average of such determinations. If the higher of the two appraisals is greater than one hundred five percent (105%) of the lower appraisal, then the appraisers shall, within ten (10) days, appoint a third appraiser with similar qualifications to make such determination of the Fair Market Rental in accordance with the foregoing limitations. If the two appraisers shall be unable to agree on the selection of a third appraiser, then Landlord and Tenant shall submit the choice of a third appraiser to arbitration in accordance with the rules of the American Arbitration Association. The third appraiser shall be instructed to complete the appraisal procedure and to submit a written determination of the Fair Market Rental to Landlord and Tenant within thirty (30) days after such appraisers appointment. The determination which is neither the highest nor the lowest of the three determinations of the Fair Market Rental shall be binding upon Landlord and Tenant. Landlord and Tenant shall each bear the costs of their respective appraisers. The expenses of the third appraiser shall be borne one-half (1/2) by Landlord and one-half (1/2) by Tenant. In the event that the commencement date of the Extension Term shall have occurred before Fair Market Rental shall have been determined, and Tenant shall otherwise be required to commence paying Fixed Rent, Tenant shall pay Fixed Rent at the rate of the annualized Rent for the last full calendar month immediately preceding the commencement of the Extension Term until such Fair Market Rental determination shall have occurred and thereafter at the rate set forth in such determination. If such Fair Market Rental determination is lower than the rate of the annualized Rent for the last full calendar month immediately preceding the commencement of the Extension Term, then Landlord shall promptly thereafter refund the difference to Tenant.

          IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                                   PARAMOUNT GROUP, INC., As Agent For
                                   OLD SLIP ASSOC PATES, L.P.
                                   (Landlord)


                                   By:  /s/ R. James
                                       --------------------------------
                                        Name:
                                        Title:  Senior Vice President



                                   FOCAL COMMUNICATIONS CORPORATION
                                   (Tenant)


                                   By:   /s/ Brian F. Addy
                                       --------------------------------
                                        Name: Brian F. Addy
                                        Title: Executive Vice President

                               ACKNOWLEDGEMENTS
                               ----------------

                                   LANDLORD
                                   --------

STATE OF NEW YORK       )
                        :   ss.:
COUNTY OF NEW YORK      )

          On this _______ day of ______________, 199__, before me personally came ____________________________________, to me known, who, being by me duly sworn, did depose and say that he resides at _______________________________ ________; that he is the ______________________________ of PARAMOUNT GROUP, INC.
, the corporation
described in and which executed the foregoing instrument as agent for OLD SLIP ASSOCIATES, L.P., the corporation described in and on whose behalf the foregoing instrument was executed; that he signed his name thereto by order of the board of directors of said agent; that the execution of the foregoing instrument by said agent was duly authorized by said corporation; and that said agent executed the instrument pursuant to said authorization as the act and deed of said corporation.


                                             ___________________________________
                                             Notary Public


                                    TENANT
                                    ------

STATE OF NEW YORK    )
               :        ss.:
COUNTY OF NEW YORK   )

     On this ______ day of ____________________, 199__, before me personally came ___________________________, to me known, who being by me duly sworn, did depose and say that s/he resides at ___________________________________; that
s/he is of FOCAL COMMUNICATIONS CORPORATION, the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                             ___________________________________
                                             Notary Public

                             RULES AND REGULATIONS
                             ---------------------


          1. The rights of tenants in the entrances, corridors, elevators and escalators of the Building are limited to ingress to and egress from the tenants' premises for the tenants and their employees, licensees, customers, subtenants and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, escalators or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to, in Landlord's reasonable judgment, interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators and other facilities of the Building by other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purposes by the tenants, their employees, licensees, customers, subtenants or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it reasonably deems best for the benefit of the tenants generally.

          2. Except as otherwise expressly provided in the Lease, the cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by a tenant or the employees, licensees, customers, subtenants or invitees of the tenant, shall be paid by such tenant.

          3. Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by the Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Employees, agents and visitors of each tenant shall be permitted to enter and leave the Building whenever appropriate arrangements have been previously made between Landlord and such tenant with respect thereto. Each tenant shall be responsible for all persons for whom he requests such permission and shall be liable to Landlord for all acts of such persons. Any person whose presence in the Building at any time shall, in the reasonable judgment of Landlord, be prejudicial to the safety, character, reputation and interests of the Building or its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. Landlord may require any person leaving the Building with any package or other

                                    - RR 1-
object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirements shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of the tenant. Landlord shall, in no way be liable to any tenant for injury or loss arising from the admission, exclusion or ejection of any person to or from the tenant's premises or the Building under the provisions of this rule.

          4. Except as permitted by the terms of the Lease, no tenant shall obtain or accept or use in its premises towel, barbering, boot blacking, floor polishing, lighting maintenance, cleaning or other similar services from any persons not authorized by Landlord in writing to furnish such services, provided always that charges for such services by persons authorized by Landlord are customary. Except as permitted by the terms of the Lease, such services shall be furnished only at such hours, in such places within the tenant's premises and under such regulations as may be fixed by Landlord.

          5. No awnings or other projections over or around the windows shall be installed by any tenant and only such window blinds as are supplied or permitted by Landlord shall be used in a tenant's premises.

          6. There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise or mail any hand trucks, except those equipped with rubber tires and side guards. All deliveries to tenants, except mail, shall be made to such place as Landlord shall designate and shall be distributed to tenants only during the hours from 8:00 A.M. to 12:00 noon and 2:00 P.M. to 4:00 P.M., Monday through Friday. All delivery vehicles are to be removed from the Building promptly after making deliveries. At no time should any delivery vehicle be left unattended.

          7. All entrance doors in each tenant's premises shall be left locked when the tenant's premises are not in use. Entrance doors shall not be left open at any time. All windows in each tenant's premises shall be kept closed at all times and all blinds or drapes therein above the ground floor shall be lowered or closed when and as reasonably required because of the position of the sun, during the operation of the Building air conditioning system to cool or ventilate the tenant's premises.

          8. No noise, including the playing of any musical instruments, radio or television, which, in the judgment of Landlord, might cause a nuisance to other tenants in the Building shall be made or permitted by any tenant and no cooking shall be done in any tenant's premises except as expressly approved by Landlord or provided in the Lease. Nothing shall be done or

                                    - RR 2-
permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises that would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or create a nuisance to any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind that, in the reasonable judgment of the Landlord, might cause any such impairment or interference. Except as permitted by the terms of the Lease, no dangerous, inflammable, combustible or explosive object or material shall be brought into the Building by any tenant or with the permission of any tenant.

          9. No tenant shall permit any cooking or food odors emanating from the Premises to seep into other portions of the Building.

          10. No acids, vapors or other hazardous materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building that may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purpose for which they were designed or constructed and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. Except as otherwise expressly provided in the Lease, all damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

          11. Except as otherwise expressly provided in the Lease, no tenant shall display any sign, graphics, notice, picture, or poster, or any advertising matter whatsoever, anywhere in or about the Premises or the Building at places visible from anywhere outside or at the entrance to the Premises without first obtaining Landlord's written consent thereto, such consent to be at Landlord's sole discretion. Any such consent by Landlord shall be upon the understanding and condition that the tenant to which such consent shall have been granted will remove the same at the expiration or sooner termination of the lease and such tenant shall repair any damage to the Premises or the Building caused thereby, except as otherwise expressly provided in the Lease.

          Except as otherwise expressly provided in the Lease, in the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule. Interior signs, signs and lettering on doors and elevators shall be inscribed, painted, or affixed for each by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord. Except as otherwise expressly provided in the Lease, Landlord shall have the right to prohibit any advertising by any tenant that impairs the reputation

                                    - RR 3-
of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

          12. Except as otherwise expressly provided in the Lease, no additional locks or bolts of any kind shall be placed upon any of the doors or windows in any tenant's premises and no lock on any door therein shall be changed or altered in any respect. Duplicate keys for each tenant's premises and toilet rooms shall be procured only from Landlord, which may make a reasonable charge therefor. Upon the termination of a tenant's lease, all keys to the tenant's premises and toilet rooms shall be delivered to Landlord.

          13. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant or the contractors of either of them in the Building, or advertise for laborers giving an address at the Building.

          14. Except as otherwise expressly provided in the Lease, no premises shall be used, or permitted to be used, at any time, as a store for the sale or display of goods or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation that involves off-the-street traffic in the premises demised to such tenant, or for manufacturing or for other similar purposes.

          15. The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of the Landlord.

          16. Each tenant shall, at its expense, provide artificial light in the premises demised to such tenant for Landlord's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in such premises.

          17. No employees of any tenant shall loiter around the hallways, stairways, elevators, front, roof or any other part of the Building used in common by the occupants thereof.

          18. Each tenant, at its sole cost and expense, shall cause its premises to be exterminated, from time to time, to the reasonable satisfaction of Landlord, and shall employ such exterminators therefor as shall be approved by Landlord.

          19. Except as otherwise expressly provided in the Lease, any cuspidors or similar containers or receptacles used in

                                   - RR 4 -
any tenant's premises shall be cared for and cleaned by and at the expense of such tenant.

          20. Except as otherwise expressly set forth in the Lease, each tenant shall use only the service elevator for deliveries and only at hours prescribed by Landlord. Bulky materials, as reasonably determined by Landlord, may not be delivered during usual business hours but only thereafter. Each tenant agrees to pay for use of the service elevator at reasonable rates prescribed by Landlord. Special arrangements shall be made for each tenant's initial move in the Building. Any tenant's contractor working in the Building must enter or exit only by way of the service elevator. Any work performed by tenants' contractors before 8:00 A.M. or after 5:00 P.M., or during non Business Days, will necessitate the use of the service elevator and a standby Building engineer.

          21. Except as otherwise expressly provided in the Lease, no tenant shall have any right of access to the roof of the Premises or the Building and shall not install, repair or replace any aerial, fan, air conditioner or other device on the roof of the Premises or the Building without the prior written consent of Landlord. Any aerial, fan, air conditioner or device installed without such written consent shall be subject to removal, at Tenant's expense, without notice, at any time.

          22. Each tenant shall consider, to the extent practicable, a so-called flex-time system for its employees so as to avoid peak hour travel on the public transportation systems and on roadways.

                                    - RR 5-

                      CONSTRUCTION RULES AND REGULATIONS
                      ----------------------------------


A.   General
     -------

     1. Except as otherwise expressly provided in the Lease, Tenant will make no Tenant's Changes or Tenant's Initial Changes (which are hereinafter called "Alterations" and which are the Alterations referred to in the Lease) in, to or about the Premises without the Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord.

     2. Except as otherwise expressly provided in the Lease, Tenant shall, prior to the commencement of any work, submit for Landlord's written approval, a complete plan of the Premises, or of the floor on which the Alterations are to occur. Drawings are to be complete with full details and specifications for all of the Alterations.

     3. The proposed Alterations must comply with the Administrative Code of The City of New York and the rules and regulations of the Housing and Development Administration of The City of New York and any other agencies having jurisdiction.

     4. No work shall be permitted to commence without the Landlord being furnished with a valid permit from the Department of Buildings and/or other agencies having jurisdiction.

     5. All (i) demolition or removals, or (ii) other categories of work if such work would materially disturb or interfere with other tenants of the Building or disturb Building operations, or (iii) carrying in or out of construction materials to or from the Building, must be scheduled and performed before or after the normal working hours and Tenant shall provide the Building manager with at least 24 hours' notice prior to proceeding with such work, and shall pay for any overtime labor or engineering costs incurred by Landlord in connection therewith.

     6. All inquiries, submissions, approvals and all other matters shall be processed through the Building manager.


B.   Prior to Commencement of Work
     -----------------------------

     1. Tenant shall submit to the Building manager a request to perform the work. The request shall include the following enclosures:

          (i) Except as otherwise expressly provided in the Lease, a list of Tenant's contractors for Landlord's approval.

                                   - CR 1 -

          (ii) Four complete sets of plans and specifications properly stamped by a registered architect or professional engineer.

          (iii) A properly executed Building Notice application form or Alteration form; Engineer's Statement "B" if HVAC work is to be performed; Plumbing Specification sheet if any plumbing change is to be performed; Form 10F if any controlled inspection is required.

          (iv) Four executed copies of the Insurance Requirements agreement in the form attached to these Rules and Regulations from Tenant's contractor and if requested by Landlord from the contractor's subcontractors.

          (v) Contractor's and subcontractor's insurance certificates including a "hold harmless" in accordance with the Insurance Requirements agreement.

     2. Within the time periods set forth in the Lease, Landlord will return the following to Tenant:

          (i) Plans approved or returned with comments in reasonable detail (such approval or comments shall not constitute a waiver of Department of Buildings approval or approval of other jurisdictional agencies).

          (ii) Signed application forms referred to in B1(iii), above, providing proper submissions have been made.

          (iii) Two fully executed copies of the Insurance Requirements agreement.

          (iv)      Covering transmittal letter.

     3. Tenant shall obtain Department of Buildings approval of plans and a permit from the Department of Buildings. Tenant shall be responsible for keeping current all permits. Tenant shall submit copies of all approved plans and permits to Landlord and shall post the original permit on the Premises prior to the commencement of any work. All work, if performed by a contractor or subcontractor, shall be subject to reasonable supervision and inspection by Landlord's representative.

C.   Requirements and Procedures
     ---------------------------

                                   - CR 2 -

     1. All structural and floor loading requirements shall be subject to the prior approval of Landlord's structural engineer.

     2. All mechanical (HVAC, plumbing and sprinkler) and electrical requirements shall be subject to the approval of Landlord's mechanical and electrical engineers in accordance with the time periods set forth in the Lease. When necessary, Landlord will require engineering drawings, which drawings must be approved by Landlord before work is started. Drawings are to be prepared by Tenant and all approvals shall be obtained by Tenant.

     3. All demolition shall be supervised by Landlord's representative at Tenant's expense, except as otherwise expressly provided in the Lease.

     4. Elevator service for construction work shall be charged to Tenant at standard Building rates, except as otherwise expressly provided in the Lease. Prior arrangements for elevator use shall be made with Building manager by Tenant. No material or equipment shall be carried under or on top of elevators. If an operating engineer is required by any union regulations, such engineer shall be paid for by Tenant. Any tenant's contractor working in the Building must enter or exit only by way of the service elevator. Any work performed by tenants' contractors before 8:00 A.M. or after 5:00 P.M., or during non-Business Days, will necessitate the use of the service elevator and a standby Building engineer.

     5. If shutdown of risers and mains for electrical, HVAC, sprinkler and plumbing work is required, such work shall be supervised by Landlord's representative at Tenant's expense. No work will be performed in building mechanical equipment rooms without Landlord's approval and under Landlord's supervision at Tenant's expense.

     6.   Tenant's contractor shall:

          (i) have a Superintendent or Foreman on the Premises at all times;

          (ii) police the job at all times, continually keeping the Premises orderly;

          (iii) maintain cleanliness and protection of all areas, including elevators and lobbies;

          (iv) protect the front and top of all peripheral HVAC units and thoroughly clean them at the completion of work;

          (v) block off supply and return grills, diffusers and ducts to keep dust from entering into the Building air conditioning system; and

                                   - CR 3 -

          (vi)   avoid the unreasonable disturbance of other tenants.

     7. If Tenant's contractor is negligent in any of its responsibilities, Tenant shall be charged for the corrective work done by Building porters and other personnel.

     8. All equipment and installations must be equal to the standards of the Building, as hereinafter set forth. Any deviation from Building standards will be permitted only if indicated or specified on the plans and specifications and approved by Landlord.

     9. A properly executed air balancing report signed by a professional engineer shall be submitted to Landlord upon the completion of all HVAC work which will verify that Tenant has properly installed the necessary air distribution system to meet the criteria set forth in the Lease.

     10. Upon completion of the Alterations, Tenant shall submit to Landlord a properly executed Form 23 and/or other documents indicating compliance and final approval by the Department of Buildings of the Building Notice or Alteration.

     11. Except as otherwise expressly provided in the Lease, Tenant shall submit to Landlord a final "as-built" set of drawings showing all items of the Alterations in full detail.

     12. All delivery vehicles are to be removed from the Building promptly after making deliveries. At no time should any delivery vehicle be left unattended.

     13. Additional and differing provisions in the Lease, if any, will be applicable and will take precedence.

D.   SPECIAL REQUIREMENTS REGARDING LOCAL LAW #5/73 (AS AMENDED)
     -----------------------------------------------------------

     1. Tenant acknowledges being advised that the Building has an active Modified Class E Fire System ("Class E System"). Tenant shall notify its contractors and subcontractors, as well as all persons and entities who shall perform or supervise any alteration or demolition within the Premises, of such facts.

     2. Demolition by Tenant of all or any portions of the Premises shall be carried out in such manner as to protect equipment and wiring of Landlord's Class E System.

     3. Landlord, after receipt of Tenant's notice of demolition, and at Tenant's expense, shall secure and protect Building equipment connected to the Class E System in the Premises to be demolished.

                                   - CR 4 -

     4. Landlord, at Tenant's expense, shall make such additions and alterations within the requirements of Local Law #5/73 (as amended) to the existing Class E System as may be necessary by reason of alterations made within the Premises either by or on behalf of Tenant or by Landlord, as part of the initial installation, and work, if any, that Landlord is required to perform pursuant to the provisions of this lease or any work letter or leasehold improvements agreement entered into by Landlord and Tenant.

     5. Landlord's contract fire alarm service personnel shall be the only personnel permitted to adjust, test, alter, relocate, add to, or remove equipment connected to the Class E System.

     6. Landlord, at Tenant's expense, shall repair or cause to have repaired, any and all defects, deficiencies or malfunctions of the Class E System caused by Tenant's alterations or demolition of the Premises. Such expense may include expenses of engineering, supervision and standby fire watch personnel that Landlord deems necessary to protect the Building during the time such defects, deficiencies and malfunctions are being corrected.

     7. During such times that Tenant's alterations or demolition of the Premises require that fire protection afforded by the Class E System be disabled. Tenant, at Tenant's expense, shall maintain fire watch service deemed reasonably suitable to Landlord.

     8. Tenant and Tenant's architect shall familiarize themselves with and be aware of Local Law #5/73 and all amendments thereto with regard to smoke control, compartmentation, and areas of safe refuge. Tenant shall comply with these requirements. Landlord, at Landlord's option, may withhold approval of Tenant's alterations or demolition if such requirements are not met with Landlord's reasonable satisfaction.

     9. Should Tenant desire to install its own internal fire alarm system, Tenant shall request Landlord to connect such system to the Class E System at Tenant's expense in such reasonable manner as prescribed by the Landlord. Tenant shall, at Tenant.' s expense, have such internal fire alarm system approved by governing agencies having jurisdiction, and shall submit to the Landlord an approved copy of plans of such system, before initiating any installation of such system.

     10. In the event Tenant shall install its own internal fire alarm system within the Premises and in such event (as required by law) requests Landlord to connect same to the Class E System, then Tenant shall reimburse Landlord for its costs incurred in making such connection within thirty (30) days after being billed therefor. Tenant shall also reimburse Landlord for costs of contracting for the maintenance and supervision of Tenant's

                                   - CR 5 -
internal fire alarm system with the company providing such services for the Class E System.

     11. All testing of the Class E System shall be performed during non-Business Hours.

     12. Except as otherwise expressly provided in the Lease, Tenant, at Tenant's expense, shall cause the Premises to be fully sprinklered in accordance with the requirements of the Building code of The City of New York and all applicable rules and regulations pertaining thereto and Landlord shall, at Tenant's expense, connect same to the Building system.

                                   - CR 6 -

                         Minimum Standard Requirements

Drywalls
--------

     (1) All drywall partitions are to be constructed of 21/2" steel studs, 24" on center, and a minimum of 5/8" thick fire code gypsum wallboard each side, properly taped and speckled.

     (2) Wherever feasible, Landlord recommends (but does not require) that all steel studs shall extend from slab to slab. No drywall is to be fastened to any ductwork or directly to any ceiling tile.

     (3) All walls butting mullions shall have a proper channel to receive the sheetrock.

                                  Electrical
                                  ----------

     1. When not using underfloor cell system, home runs shall be indicated on plans. Rigid conduit shall be used throughout, 3/4" minimum size. Thin wall tubing is permitted.

     2. Light fixtures shall be Building-standard or as previously approved by Landlord.

     3. All conduit shall be supported by standoffs, not wired to ceiling supports. All conduit shall be concealed.

     4.   All electrical boxes shall meet code requirements.

     5.   All unused conduit and wiring shall be removed.

     6. All wiring shall meet the requirements of the Department of Water Supply, Gas and Electricity and of Underwriter's Laboratory. No wire molding shall be permitted.

     7. Special power shall be taken from main distribution board and not from existing Building panels.

     8. Plans with requirements shall be submitted to Landlord to determine riser capacity.

     9. Tenant shall pay for all electrical design and layout costs for related work.

     10.  Building Mechanic or Engineer shall supervise all riser shutdowns.

Telephone
---------

     1. All telephone wire below the level of the ceiling shall be concealed in conduit or thin wall tubing.

                                   - CR 7 -

     2. No telephone wire shall be run loose in the ceilings, but rather shall be bundled in fire-rated cable rings.

     3. Telephone wire will be permitted to be run loose in periphery enclosures only.

     4.   No telephone wire shall be run exposed on baseboards or walls.

Doors
-----

          All wood doors shall have a fire-rated label. All hollow metal doors shall be properly fire-rated if they are located in rated partitions.

Hardware
--------

     1.   All hardware shall substantially match existing.

     2. All locks shall be keyed and mastered to Building setup. Two individual keys must be supplied to the Building Manager.

Equipment
---------

     1.   No equipment is to be suspended from the reinforcing rods in arch.

     2. Equipment shall be suspended with fish plates through slab or steel beams depending on load.

     3. All floor loading and steel work shall be subject to the prior approval of the Building structural engineer. All approvals shall be obtained by the Tenant at Tenant's expense. Tenant shall also be responsible for the costs of all controlled inspection by any professional engineers in connection with this work.

Woodwork
--------

     All work shall be fire-proofed and a New York City Affidavit of certification must be furnished.
Public Areas
------------

          All public areas shall meet Department of Buildings' requirements or requirements of other agencies having jurisdiction.

Air Conditioning
----------------

          1. Except as otherwise expressly provided in the Lease, Tenant shall be responsible for alternations to existing air conditioning ductwork or systems and for insuring that such work is

                                   - CR 8 -
properly integrated into the existing Building systems with no adverse effects on the Building systems. Landlord shall not be responsible for the proper HVAC design within the area of any Tenant Alteration.

          2.   The system shall be balanced at the completion of the job.

          3.   Tenant shall furnish design balancing figures to Building office.

          4. All air conditioning components shall match existing or shall receive prior approval from Landlord.

          5. Landlord will not permit any additional outside louvers unless the need there or is firmly established. The location of such louvers shall be subject to Landlord's approval. Detailed sketches of all louvers shall be submitted for Landlord's approval.

          6. No outside louver or ductwork is to be installed in such a manner as to interfere with the cleaning of windows or replacement of glass.

          7.   All periphery shutoff valves shall be accessible at all times.

          8.   All unused ductwork shall be removed.

          9. All unused equipment, such as air handling units an air conditioning units shall be removed.

          10. All HVAC, kitchen, toilet and equipment exhaust fan systems and any other systems shall be discharged to the atmosphere, not in ceilings or existing Building return air systems.

Plumbing
--------

          1.   No water risers shall be shutdown during Building office hours.

          2.   All plumbing shall conform to the code

          3.   All fixtures shall match existing fixtures.

          4.   No exposed plumbing is permitted.

          5. All unused fixtures and piping shall be removed and all unused piping shall be capped at its respective riser.

          6.   No plastic pipe will be permitted.

                                   - CR 9 -

          7.   All unused fixtures shall be returned to Landlord.

          8.   A building mechanic shall supervise all riser shutdowns.

          9.   All run outs from risers shall be brass pipe.

          10. All hot water lines shall be properly insulated, and where necessary, Landlord may require that cold water lines be insulated.

Venetian Blinds and Curtains
----------------------------

          1. All Venetian blinds and/or shades shall be reasonably approved by Landlord.

          1.   No curtain rods are to be installed in Venetian blind pockets.

          2. Curtain rods shall not be supported by any part of the acoustical tile. Rods shall be supported by headers attached to the ceiling's mechanical supports of black iron.

          3. If curtains are to be installed by any Tenant, such curtains shall be flameproof and shall not interfere with the proper functioning of the peripheral HVAC system.

Ceilings
--------

          1. All ceilings shall meet all requirements of New York City Department of Buildings.

          2. Tenant shall supply Landlord with a reasonably adequate supply of ceiling tiles for purposes of future repairs and the like.

          3. All ceilings are to be supported independently and not from ductwork.

                                   - CR 10 -

                            INSURANCE REQUIREMENTS
                            ----------------------

Tenant:
------

Premises:
--------

          The undersigned contractor or subcontractor (hereinafter called "Contractor") has been hired by the tenant or occupant (hereinafter called "Tenant") of the Building named above or by Tenant's contractor to perform certain work (hereinafter called "Work") for Tenant in the Tenant's premises in the Building. Contractor and Tenant have requested the undersigned landlord (hereinafter called "Landlord") to grant Contractor access to the Building and its facilities in connection with the performance of the Work and Landlord agrees to grant such access to Contractor upon and subject to the following terms and conditions:

          1. Contractor agrees to indemnify and save harmless the Landlord, and its respective officers, employees and agents and their affiliates, subsidiaries, and partners, and each of them, from and with respect to any claims, demands, suits, liabilities, losses and expenses, including reasonable attorneys' fees, arising out of or in connection with the Work (and or imposed by law upon any or all of them) because of personal injuries, including death at any time resulting therefrom, and loss of or damage to property, including consequential damages, whether such injuries to persons or property are claimed to be due to negligence of the Contractor, Tenant or any other party entitled to be indemnified as aforesaid except to the extent caused by the negligence or wilful misconduct of Landlord or to the extent specifically prohibited by law (and any such prohibition shall not void this Agreement but shall be applied only to the minimum extent required by law).

          2. Contractor shall provide and maintain at its own expense, until completion of the Work, the following insurance:

          (a) Workers' Compensation and Employers' Liability Insurance covering each and every worker employed in, about or upon the Work, as provided for in each and every statute applicable to Workers' Compensation and Employers' Liability Insurance.

          (b) Comprehensive General Liability Insurance Including Coverage for Completed Operations, Broad Form Property Damage "XCU" exclusion if any deleted, and Contractual Liability (to specifically include coverage for the indemnification clause of this Agreement) for not less than the following limits:

               Combined Single Limit

                                   - CR 11 -

                    Bodily Injury and
                    Property Damage Liability:     $ 5,000,000
                                                   (written on a per occurrence
                                                   basis)

          (c) Comprehensive Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the Work) for not less than the following limits:

               Bodily Injury:                      $5,000,000
                                                   per person
                                                   $5,000,000
                                                   per occurrence

               Property Damage:                    $5,000,000
                                                   per occurrence

Contractor shall furnish a certificate from its insurance carrier or carriers to the Building office before commencing the Work, showing that it has complied with the above requirements regarding insurance and providing that the insurer will give Landlord ten (10) days' prior written notice of the cancellation of any of the foregoing policies.

          3. Contractor shall require all of its subcontractors engaged in the Work to provide the following insurance:

          (a) Comprehensive General Liability Insurance Including Protective and Contractual Liability Coverages with limits of liability at least equal to the above stated limits.

          (b) Comprehensive Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the Work) for not less than the following limits:

               Bodily Injury:                      $5,000,000
                                                   per person
                                                   $5,000,000
                                                   per occurrence

               Property Damage:                    $5,000,000
                                                   per occurrence

          Upon the request of Landlord, Contractor shall require all of its subcontractors engaged in the Work to execute an Insurance Requirements agreement in the same form as this Agreement.

                                   - CR 12 -

Agreed to and executed this _____ day of _________________, 19___


Contractor                                  Landlord

______________________________                    ___________________________

______________________________                    ___________________________

                                   - CR 13 -

                                   EXHIBIT A
                                   ---------

                              Operating Expenses
                              ------------------

          1. Operating Expenses as used in Article 4 of the foregoing Lease shall mean those expenses (and taxes, if any thereon) paid or incurred by or on behalf of Landlord (whether directly or through independent contractors) in respect of the operation, maintenance and management of the Land and/or the Building and the sidewalks and areas adjacent thereto (hereinafter called the "Operation of the Property") which, in accordance with the accounting practice used by the Landlord (and which is in accordance with sound management principles for the operation of noninstitutional first-class office Buildings in New York City), are properly chargeable to the Operation of the Property, together with and including the cost of electricity (including any taxes paid thereon) used in operating all Building equipment and servicing common areas of the Building, which cost shall be determined (if such electricity is not separately metered) on the basis of an electrical survey of such equipment and common area facilities and the then prevailing rates, and financial expenses incurred in connection with the Operation of the Property such as insurance premiums and legal, auditing and other professional fees and expenses, but specifically excluding: (a) Real Estate Taxes, as defined in Section 4.1(f); (b) franchise or income taxes imposed on Landlord; (c) mortgage interest; (d) leasing and mortgage brokerage commissions; (e) the cost of electrical energy furnished directly to tenants of the Building; (f) cost of tenant installations and decorating incurred in connection with preparing space for a new tenant; (g) legal expenses incurred in connection with leasing space in the Building and enforcing obligations of tenants under leases which are either not related to the operation, maintenance or management of the Land and/or the Building or are not of general applicability to tenants in the Building; (h) capital improvements, except the cost of capital improvements designed to protect the health and safety of the tenants in the Building and except that if any capital improvement results in reducing any Operating Expenses (as, for example, a labor-saving improvement), then such capital improvement shall be included within Operating Expenses to the extent Operating Expenses have been reduced;
(i) ground rent pursuant to the terms of the ground lease in effect as of the date of this Lease; (j) expenditures for which Landlord is reimbursed by any tenant; and (k) costs incurred in performing work or furnishing services for any tenant, whether at such tenant's or Landlord's expense, to the extent that such work or service is in excess of any work or service that Landlord is obligated to furnish to Tenant at Landlord's expense. The preceding list is for definitional purposes only and shall not impose any obligation upon Landlord to incur such expense or provide such service. If Landlord is not furnishing any particular work or service (the cost of which if performed by Landlord would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu

                                    - A 1 -
of the performance thereof by Landlord, Operating Expenses shall be deemed increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. Operating Expenses shall include expenses paid or incurred on account of work, labor, services or materials or other property furnished for the purposes mentioned herein by any contractor or other party that shall be directly or indirectly affiliated with or otherwise related to Landlord (whether by stock ownership, common officers or directors or otherwise); provided, however, that such sums do not exceed the sums charged by independent contractors for furnishing like labor, services, materials or other property to first-class office buildings in the downtown Manhattan area.

          2. In determining the Base Year Operating Expenses and the amount of Operating Expenses for each subsequent Operation Year, if less than 95` of the rentable square-foot area of the Building shall have been occupied by tenants at any time during the Operation Year, Operating Expenses shall be deemed for such Operation Year to be an amount equal to the like expenses which would normally be expected to be incurred had such occupancy been 95% throughout such Operation Year.

                                    - A 2 -

                                   EXHIBIT B
                                   ---------

                         List of Approved Contractors
                         ----------------------------

General Contractors
-------------------

Gabe Construction                 Ernie Bertuzzi                243-1900
Gallin Construction               John Gallin                   267-8624
OD&P                              Anthony Pagano                532-2000
Signature Construction            Daniel Tomai                  274-9494

Electrical Contractors
----------------------
Forest Electric                   Frank Pirozzi                 318-1500
Head Electric                     Bob Marziotto             201-798-1950
Laurelton Electric                Mike Scheffler                643-1400
Cornelius Fitzgerald              Fred Romano                   265-0715

HVAC Contractors
----------------
Holmes Mechanical                 Terry Zaidman             718-922-5500
Turnkey Mechanical                Cliff Mulhare             718-387-8296
Manhattan Mechanical              Mike Burke                    594-3130
Penguin Air Conditioning          William Ash               718-706-6500
Wyant A/C                         Rocco Palazzolo           718-392-6000
Power Cooling                     Lloyd Larson              718-784-1300

Nerd
----
Lab Plumbing                      Louis Bisso                   246-9690
Par Plumbing                      Sandra Deutsch            516-887-4000
All City Plumbing                 Larry Weiss                   242-4170

                                    - B 1 -

Demolition & Carting
--------------------
Avanti Demolition                 Frank Adler               201-589-7662
Riteway Carting                   Leroy Barroca             718-458-8900
Liberty Carting                   Mike Revello              201-488-9300

Sprinkler Contractors
---------------------
Zero Out Fire Protection          Peter Colletti            718-326-4147
Sirina Fire Protection            Anthony Flores                307-7818
Triangle Sprinkler                Peggy Funderburker        718-326-9120


                                    - B 2 -

                                   EXHIBIT C
                                   ---------
                            Cleaning Specifications
                            -----------------------


1.   General Office Areas
     --------------------
     A.   Nightly

          1. All stone, ceramic, tile, marble, terrazzo and other unwaxed flooring to be mopped nightly, using approved dust-down preparations; wash flooring weekly.

          2. All linoleum, vinyl, rubber, asphalt tile and other similar types of flooring (that my be waxed) to be swept nightly using approved dust-down preparation. Waxing, if any, shall be done at Tenant's expense.

          3.   All carpeting and rugs to be vacuumed nightly.

          4. Hand dust with treated cloth and wipe clean all furniture, fixtures, and window enclosures nightly.

          5. Empty and clean all waste receptacles nightly and remove from the Premises wastepaper to designated areas.

          6. Empty and clean all ash trays and screen all sand urns nightly and replace sand.

          7. Dust interior of all waste disposal cans and baskets nightly; damp-dust as necessary.

          8.   Wash clean all water fountains and coolers nightly.

          9. Dust all doors and other ventilating louvers within reach; damp wipe as necessary.

          10. Wipe clean all brass, if necessary; and other bright work nightly.

          11.  Sweep, vacuum or wash all private staircases nightly.

          12. Metal doors of elevator cars to be properly maintained daily.

          13.  Remove all gum and foreign matter on sight.

          14. Dust and vacuum closet and coat room shelving, coat racks and flooring nightly.

                                    - C 1 -

      B. Periodic Cleaning - (to be performed as needed unless otherwise specified but not less than once each week or as hereinafter provided);

          1. Wash and remove all finger marks, ink stains, smudges, scuff marks and other marks from metal partitions, sills, all vertical surfaces (doors, walls, window sills), including elevator doors and other surfaces, as necessary. Clean and sweep any vacant areas.

     C.   High Dusting

          1. Do all high dusting every three (3) months, unless otherwise specified, including, but not limited to, the following:

               a. Vacuum and dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning. Damp dust as required.

               b. Vacuum and dust all vertical surfaces such as walls, partitions, doors, bucks and ventilating louvers, grills, high moldings, and other surfaces not reached in nightly cleaning.

               c. Dust all ventilating and air conditioning louvers, high moldings and other high areas: not reached in nightly cleaning.

               d.   Clean exterior of lighting fixtures.

               e. Vacuum and dust ceiling tiles around ventilators and clean and wash air conditioning diffusers.

2.   Elevator. Lobby and Public Corridors (Multi-Tenant Floors)
     ----------------------------------------------------------

     A. Vacuum floors nightly and machine scrub or shampoo floors monthly. Wax, buff, apply sealer and finishes as required.

     B.   Wipe down all metal surfaces in lobby nightly and polish monthly.

     C. High dust and wash if necessary all electrical and air conditioning ceiling fixtures at least once per month.

     D.   Dust walls nightly and wash monthly.

     E.   Clean cigarette urns, screen sand and supply sand as necessary.

                                    - C 2 -

     F. Burned out lamps shall be replaced promptly with lamps supplied by contractor.

3.   Elevators
     ---------

     A. Clean saddles and frames on floors above lobby once per week and vacuum dirt from door tracks nightly. Polish saddles monthly.

     B.   Dust elevator doors daily.

     C.   Clean floors twice daily and polish weekly by machine.

4.   Lavatories in Base Building (two (2) main lavatories per floor)
     ---------------------------------------------------------------

     A.   Nightly

          1. Scour, wash and disinfect all toilet seats (both sides), basins, bowls, urinals and tile walls near urinals, throughout.

          2.   Sweep and wash all lavatory floors using property disinfectants.

          3. Wash and polish all mirrors, power shelves, bright work and enameled surfaces in all lavatories.

               Contractor shall use only non-abrasive material to avoid damage and deterioration to chrome fixtures.

          4. Hand dust and clean, washing where necessary, all partitions, dispensers and receptacles in all lavatories and rest rooms.

          5. Service sanitary napkin dispensers. (Napkins supplied by Contractor.)

          6. Empty paper towel and sanitary napkin disposal receptacles and remove paper to designated areas.

          7. Fill toilet tissue holders nightly. (Tissue to be supplied by contractor.)

          8. Fill all toilet tissue holders, soap dispensers, towel dispensers and sanitary napkin vending dispensers. (Materials to be supplied by Contractor as approved by Landlord.)

          9.   Empty and clean sanitary disposal receptacles.

          10.  Clean and wash all receptacles and dispensers.

                                    - C 3 -

                                   EXHIBIT D
                                   ---------

                              HVAC Specifications
                              -------------------

     Base building heating is designed to maintain 70 degress F inside temperature at an outside temperature of no less than 0 degress F.

     Base building ventilation is designed to provide 20 cfm per person at a population density of a maximum of one person per 100 useable sq.ft.

     Base building cooling is designed to maintain a maximum of 78 degress F, 50% relative humidity inside with maximum outside condition of 95 degress Fdb, 75 degress Fwb and an internal load of a maximum of one person per 100 useable sq.ft., and a combined electrical utility power and lighting load of a maximum of 4.5 watts per useable sq.ft.

                                    - D 1 -

                                   EXHIBIT D
                                   ---------

                              HVAC Specifications
                              -------------------

     Base building heating is designed to maintain 70 degress F inside temperature at an outside temperature of no less than 0 degress F.

     Base building ventilation is designed to provide 20 cfm per person at a population density of a maximum of one person per 100 useable sq.ft.

     Base building cooling is designed to maintain a maximum of 78 degress F, 50% relative humidity inside with maximum outside condition of 95 degress Fdb, 75 degress Fwb and an internal load of a maximum of one person per 100 useable sq.ft., and a combined electrical utility power and lighting load of a maximum of 4.5 watts per useable sq.ft.

                                    - D 1 -